                                                                        [PHOTO]

THE STRONG
CASH MANAGEMENT
FUNDS

-------------------------------------------------------------------------------

The Strong Advantage Fund

The Strong Municipal Advantage Fund

The Strong Heritage Money Fund

The Strong Investors Money Fund

The Strong Money Market Fund

The Strong Municipal Money Market Fund

ANNUAL REPORT - FEBRUARY 29, 2000

                                   THE STRONG
                                 CASH MANAGEMENT
                                      FUNDS

                                 ---------------

                        ANNUAL REPORT - FEBRUARY 29, 2000

                                TABLE OF CONTENTS

INVESTMENT REVIEWS
     The Strong Advantage Fund.............................................2

     The Strong Municipal Advantage Fund...................................4

     The Strong Heritage Money Fund........................................6

     The Strong Investors Money Fund.......................................8

     The Strong Money Market Fund.........................................10

     The Strong Municipal Money Market Fund...............................12

BOND GLOSSARY.............................................................14

FINANCIAL INFORMATION
     Schedules of Investments in Securities

          The Strong Advantage Fund.......................................15

          The Strong Municipal Advantage Fund.............................20

          The Strong Heritage Money Fund..................................27

          The Strong Investors Money Fund.................................30

          The Strong Money Market Fund....................................33

          The Strong Municipal Money Market Fund..........................37

     Statements of Assets and Liabilities.................................47

     Statements of Operations.............................................49

     Statements of Changes in Net Assets..................................51

     Notes to Financial Statements........................................53

FINANCIAL HIGHLIGHTS......................................................60

REPORT OF INDEPENDENT ACCOUNTANTS.........................................64

                         THE STRONG ADVANTAGE FUND FUND
                         ------------------------------

PERSPECTIVES
FROM THE MANAGERS

/s/ Jeffrey A. Koch              /s/ Thomas Sontag

Jeffrey A. Koch                  Thomas Sontag
Portfolio Co-manager             Portfolio Co-manager

--------------------------------------------------------------------------------

The resiliency of the United States economy over the past twelve months has been a surprise to most market observers. As we entered the fiscal year, the consensus was that a worldwide economic slowdown would eventually cause the domestic economy to cool. As the year wore on, it became apparent that the United States economy was continuing to grow at a rapid rate. Tightness in labor markets, in particular, caused the Federal Reserve Board to become increasingly concerned about the prospects of future inflation. The result of this uneasiness was the Fed's raising rates by a total of 100 basis points over the period.

In anticipation of the U.S. economy's continued strength, we shortened the Fund's duration (a measure of its sensitivity to interest rate changes) later in the fiscal year to minimize the adverse effect that a rising rate environment has on fixed income funds. At the beginning of the fiscal year, the Advantage Fund had a duration of 0.8 years. At the end of the reporting period, this figure stood at 0.55.

We accomplished this shortening primarily by investing cash from maturing bonds into floating-rate securities. An example of a floater the Fund purchased is Bear Stearns Commercial Mortgage 1999-WYN1 Class B, which is secured by a mortgage on some of the premier hotel properties operated by

--------------------------------------------------------------------------------
IN ANTICIPATION OF THE U.S. ECONOMY'S CONTINUED STRENGTH, WE SHORTENED THE FUND'S DURATION... LATER IN THE FISCAL YEAR.
--------------------------------------------------------------------------------
[SIDENOTE]
FUND
HIGHLIGHTS

- The Fund's emphasis on investing in corporate debt and mortgage-backed securities provided a yield advantage that helped to cushion the impact of a generally declining bond market.

- To position the Fund more defensively, we increased our holdings of floating-rate securities. These issues tend to maintain their value in rising interest rate environments.

--------------------------------------------------------------------------------
[SIDENOTE]
                                 AVERAGE ANNUAL
                                  TOTAL RETURNS

                                  AS OF 2-29-00

                                 INVESTOR CLASS
                                 --------------

                           1-year                  5.24%

                           3-year                  5.38%

                           5-year                  6.14%

                          10-year                  6.82%

                  Since Inception                  7.01%
                       (11-25-88)

                                ADVISOR CLASS(1)
                                -------------
                           1-year                  4.71%

                           3-year                  4.96%

                           5-year                  5.74%

                          10-year                  6.43%

                  Since Inception                  6.63%
                       (11-25-88)

                             INSTITUTIONAL CLASS(2)
                             -------------------
                           1-year                  5.42%

                           3-year                  5.44%

                           5-year                  6.17%

                          10-year                  6.83%

                  Since Inception                  7.03%
                       (11-25-88)

--------------------------------------------------------------------------------
[SIDENOTE]

                              PORTFOLIO STATISTICS
                                  AS OF 2-29-00

      INVESTOR CLASS
30-day annualized yield(3)                                   6.46%

       ADVISOR CLASS
30-day annualized yield(3)                                   6.53%

 INSTITUTIONAL CLASS
30-day annualized yield(3)                                   7.28%


  Average maturity(4)                0.5 years

  Average quality rating(5)          A

--------------------------------------------------------------------------------

     From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

(1) The performance of the Advisor Class shares prior to 8-30-99 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

(2) The performance of the Institutional Class shares prior to 8-30-99 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

(3) Yields are historical and do not represent future yields. Yields may fluctuate. Yields are as of 2-29-00.

Wyndham International. The bond is rated Aa2 by Moody's and A+ by Standard and Poor's rating agencies. The interest rate on the bond adjusts monthly, allowing its yield to go up as interest rates rise.

Until there is an easing in the tightness of domestic labor markets or other signs that inflationary pressures are abating, it appears that the Fed will continue to raise rates. We believe, however, that they will maintain their pattern of moderate incremental hikes, and that the floating-rate positions your Fund owns should allow it to perform well in this environment.

We thank you for your investment in the Strong Advantage Fund. We look forward to continuing to help you pursue your important financial goals.

[GRAPH]

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT

                            FROM 11-25-88 TO 2-29-00

                                                       Lipper
                                                    Ultra Short
                 Advantage           1 Yr           Obligation
                   Fund           Treasury Bill      Funds
Oct-88            10,000            10,000            10,000
Dec-88            10,102.8          10,038.7          10,075.1
Dec-90            11,783.9          12,036.8          11,894.4
Dec-92            14,135            13,721.1          13,382.3
Dec-94            15,792.6          14,621            14,373.8
Dec-96            18,112.1          16,700.6          16,230.4
Dec-98            20,205.4          18,765.6          18,096.6
Feb-00            21,450.2          19,710.4          19,090.9

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Salomon Smith Barney 1-Year Treasury Benchmark-on-the-Run Index ("1-Year Treasury Bill") and the Lipper Ultra Short Obligation Funds Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performances were prorated for the month of November 1988. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.
--------------------------------------------------------------------------------

(4)  The Fund's average maturity includes the effect of futures.

(5) For purposes of this averaging rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

* The Salomon Smith Barney 1-Year Treasury Benchmark-on-the-Run Index ("1-Year Treasury Bill") is an unmanaged index generally representative of the average yield on One-Year Treasury Bills. The Lipper Ultra Short Obligation Funds Average represents funds that invest at least 65% of their assets in investment-grade debt issues, or better, and maintain a portfolio dollar-weighted average maturity between 91 days and 365 days. Source of the Salomon index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.
--------------------------------------------------------------------------------
[SIDENOTE]
YOUR FUND'S
APPROACH

The Strong Advantage Fund seeks current income with a very low degree of share-price fluctuation. The Fund invests primarily in very short-term, corporate, and mortgage- and asset-backed bonds. It invests primarily in higher- and medium-quality bonds. To enhance its return potential, the Fund also invests a portion of its assets in bonds that have longer maturities or are of lower quality (high-yield or junk bonds), though it may not invest in bonds rated below BB. The managers focus upon high-yield bonds rated BB with positive or improving credit fundamentals. To help limit changes in share price, the Fund's average maturity is usually one year or less. To a limited extent, the Fund may also invest in foreign securities and mortgage- and asset-backed securities.

--------------------------------------------------------------------------------
[SIDENOTE]
MARKET
HIGHLIGHTS

- The United States economy continued to show great strength, as demonstrated by the 4.1% growth in GDP for 1999. This led the Federal Reserve Board to engage in a succession of interest rate hikes. Over the twelve months ended February 29, 2000, the Federal Funds rate was raised a full percentage point, to 5.75%.

- Market interest rates rose at a somewhat higher rate. The yield on the one-year Treasury bill rose from 4.88% to 6.23%.

- Heavy new-issue supply in the corporate and mortgage-backed bond markets depressed prices in the first three quarters of the year. Much of this was reversed in the fourth quarter, when corporates and mortgages outperformed Treasuries.

                       THE STRONG MUNICIPAL ADVANTAGE FUND
                       -----------------------------------

PERSPECTIVES
FROM THE MANAGER

/s/ Steven D. Harrop

Steven D. Harrop
Portfolio Manager

--------------------------------------------------------------------------------
In a year that was tagged by many observers as one of the worst years for fixed-income investments on record, this Fund was successful, primarily by doing just what it was designed to do. That is, it provided attractive levels of tax-free yield with a small degree of share-price fluctuation. As interest rates rose in response to the Fed's raising of the Federal Funds target rate over the course of the year and several holdings experienced a deterioration in credit quality, there were slight declines in the Fund's NAV. Those declines, totaling eight cents over the twelve-month period, were constrained by the Fund's short average maturity and generally stable holdings.

Of course, another part of the Fund's design is that it is intended to provide higher yields than tax-free money market funds. The Fund has succeeded in that aim, without taking on undue risk. We keep about 30% of the Fund's assets in daily and weekly issues, which provide a high degree of liquidity and also help to anchor the Fund's NAV. To help boost the Fund's yield, we allocated approximately 26% of our assets to carefully selected callable bonds. The remainder of assets is invested in very short-maturity securities, or securities with put features or sinking fund requirements. Our approach has succeeded in providing attractive tax-free yields with only minor share-price fluctuation in a variety of market environments--including the very difficult conditions recently seen.

--------------------------------------------------------------------------------

           OUR APPROACH HAS SUCCEEDED IN PROVIDING ATTRACTIVE TAX-FREE YIELDS WITH ONLY MINOR SHARE-PRICE FLUCTUATION IN A VARIETY
                            OF MARKET ENVIRONMENTS.

--------------------------------------------------------------------------------
[SIDENOTE]
FUND
HIGHLIGHTS

- For the year ended February 29, 2000, the Strong Municipal Advantage Fund returned 2.70%, while the Lehman Brothers Municipal 1 Year Bond Index returned 2.68% and the Lipper Short Municipal Debt Funds Index returned 1.82% for the same period.

- The Fund's 30-day annualized yield was quoted at 4.70%. This represents a taxable equivalent yield of 7.34% for investors in the 36% tax bracket.

- The Fund's average portfolio maturity, at 0.9 years, remains very near its maximum level. The portfolio's average credit quality remains at A.

--------------------------------------------------------------------------------
[SIDENOTE]
                                 AVERAGE ANNUAL
                                  TOTAL RETURNS

                                  AS OF 2-29-00

                           1-year                  2.70%

                           3-year                  4.05%

                  Since Inception                  4.41%
                      (11-30-95)

--------------------------------------------------------------------------------
[SIDENOTE]
                                    PORTFOLIO
                                   STATISTICS

                                  AS OF 2-29-00

30-day annualized yield(1)                                   4.70%

      Average maturity(2)                                0.9 years

Average quality rating(3)                                A

--------------------------------------------------------------------------------
(1) Yield is annualized for the 30 days ended 2-29-00, is historical, and will vary. The Fund's Advisor has temporarily waived its management fee of 0.01% and absorbed expenses of 0.05%. Otherwise, current yield would have been 4.64% and returns would have been lower.

(2)  The Fund's average effective maturity includes the effect of futures.

(3) For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

That said, we're mindful that many investors turn to this Fund for short-term needs, and thus take note of even small changes in NAV--and indeed a small decline was almost inevitable during such a steep bear market. For those investors, we'd like to point out the power of the Fund's yield advantage over municipal money market funds to make up the difference, even in unfavorable circumstances. By our calculations, it would take 11 months for the Fund to pay out enough incremental yield (relative to muni money market funds) to make up for this past year's unusual eight-cent decline in NAV.

In addition, we're hopeful that yield alone won't be the only compensation coming to fixed-income investors who've endured the past year's turbulent markets. With inflation at its current low levels, it appears clear that if the economy shows any sign of weakness, the upside potential for bonds could be significant. In the meantime, the U.S. expansion has had the effect of strengthening most municipal credits, with upgrades outnumbering downgrades seven to one. We anticipate that trend continuing.

We thank you for your investment in the Strong Municipal Advantage Fund. We are committed to pursuing tax-free investment income on your behalf.

[GRAPH]
                     GROWTH OF AN ASSUMED $10,000 INVESTMENT

                            FROM 11-30-95 TO 2-29-00

              THE STRONG             Lehman Brothers             Lipper Short
               MUNICIPAL             Municipal 1 Year            Municipal Debt
             ADVANTAGE FUND            Bond Index*                 Funds Index*
Nov-95          10,000                   10,000                       10,000
Dec-95          10,085.5                 10,037.7                     10,041.3
Dec-96          10,576.6                 10,473.4                     10,415.7
Dec-97          11,117.2                 10,959.2                     10,918.1
Dec-98          11,625.5                 11,478.7                     11,417.6
Dec-99          11,974.0                 11,814.4                     11,654.5
Feb-00          12,010.7                 11,895.0                     11,702.2


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Lehman Brothers Municipal 1 Year Bond Index and the Lipper Short Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gain distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------
[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG MUNICIPAL ADVANTAGE FUND SEEKS FEDERALLY TAX-EXEMPT CURRENT INCOME WITH A VERY LOW DEGREE OF SHARE-PRICE FLUCTUATION. THE FUND INVESTS PRIMARILY IN VERY SHORT-TERM MUNICIPAL BONDS. IT INVESTS PRIMARILY IN HIGHER AND MEDIUM QUALITY MUNICIPAL BONDS. TO ENHANCE ITS RETURN POTENTIAL, THE FUND ALSO INVESTS A PORTION OF ITS ASSETS IN BONDS THAT HAVE LONGER MATURITIES OR ARE OF LOWER QUALITY (HIGH-YIELD OR JUNK BONDS), THOUGH IT MAY NOT INVEST IN BONDS RATED BELOW BB. THE MANAGERS FOCUS UPON HIGH-YIELD BONDS RATED BB WITH POSITIVE OR IMPROVING CREDIT FUNDAMENTALS. TO HELP LIMIT CHANGES IN SHARE PRICE, THE FUND'S AVERAGE MATURITY IS USUALLY ONE YEAR OR LESS. TO A LIMITED EXTENT, THE FUND MAY ALSO INVEST IN MORTGAGE AND ASSET-BACKED SECURITIES.

--------------------------------------------------------------------------------
[SIDENOTE]
MARKET
HIGHLIGHTS

- The past year was marked by one of the most severe bear markets for fixed-income securities in memory.

- Interest rates increased significantly over the year, with the Federal Reserve raising rates by a total of 100 basis points in four separate hikes.

- Although the market was tough across all maturities, shorter-term securities weathered the storm better than longer-term bonds.

--------------------------------------------------------------------------------

* The Lehman Brothers Municipal 1 Year Bond Index is an unmanaged index generally representative of one-year, tax-exempt bonds. The Lipper Short Municipal Debt Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

                         THE STRONG HERITAGE MONEY FUND
                         -------------------------------

PERSPECTIVES
FROM THE MANAGER

/s/ Jay N. Mueller

Jay N. Mueller
Portfolio Manager

-------------------------------------------------------------------------------

Interest rates rose steadily over the past twelve months, as the emerging recovery in Asia helped to restore some sense of normalcy to the markets. Money market rates rose right along with Federal Reserve rate hikes. The last of the Fed's four 25-basis-point rate hikes occurred on February 2, 2000. That increase brought the Federal Funds target rate to 5.75%, a level last seen in early 1996.

Credit spreads moderated from the extremes seen in the fourth quarter of 1998, when difficulties in global markets sparked a flight to quality and drove down yields on Treasuries. Over the course of the past year, the yield curve at first flattened, and then inverted, as the bearish force of Federal Reserve rate hikes collided with the bullish impulse created by the U.S. government's plan to buy back certain long-term Treasury issues. This buyback is a product of the unexpectedly strong economy. By boosting the government's tax revenues, economic strength first allowed the Treasury to cut the size of its debt auctions. Now, as budget surpluses have continued to pile up, the Treasury has made plans to repurchase outstanding debt held by the public and retire it. The possible result--a shortage of government-guaranteed long-term bonds--sparked a buying frenzy in ten- to thirty-year Treasuries in January and February, even as shorter-term securities languished.

-------------------------------------------------------------------------------

WE EXPECT TO REMAIN RELATIVELY DEFENSIVE UNTIL WE DETERMINE THAT FED TIGHTENING HAS RUN ITS COURSE.

-------------------------------------------------------------------------------
[SIDENOTE]
FUND
HIGHLIGHTS

- We kept this Fund in a conservative posture through the end of calendar year 1999. This was appropriate, given an environment in which concerns related to Y2K triggered a significant increase in money market rates for securities maturing in 2000 and beyond. Of course, those concerns proved to be largely misplaced.

- Over the year, we have made very high-quality issues central to the portfolio. Securities slightly down the quality scale did not provide sufficient incremental return to compensate for their added risk.

- Asset-backed commercial paper continued to play an important role in the portfolio, as we found it a high-quality source of relative value. We did, however, trim this position back somewhat during the first half of the fiscal year.

-------------------------------------------------------------------------------
[SIDENOTE]
                                 AVERAGE ANNUAL
                                  TOTAL RETURNS

                                  AS OF 2-29-00

                                1-year           5.12%

                                3-year           5.34%

                       Since Inception           5.52%
                             (6-29-95)

-------------------------------------------------------------------------------
[SIDENOTE]
                                 YIELD SUMMARY(1)

                                  AS OF 2-29-00

                             7-day current yield 5.58%

                           7-day effective yield 5.74%

                                Average maturity 42 days

-------------------------------------------------------------------------------
(1) Yields are annualized for the 7-day period ended 2-29-00. Effective yields reflect the compounding of income. Yields are historical and do not represent future results. Yields may fluctuate. The Fund's Advisor temporarily waived 0.11% in management fees and absorbed 0.05% in expenses for the Fund. Otherwise, the Fund's current yield would have been 5.42%, and its effective yield would have been 5.57%.

Over the year, as the Fed tightened, we maintained an average maturity posture designed to benefit from the rising short-term rates. Although the worst fears concerning the Y2K bug were never realized, Y2K concerns did push rates significantly higher for money market securities maturing after the turn of the year. "Over-the-turn" rates were typically 6.0% and higher, sometimes as high as 6.5%, while December and shorter rates usually remained in the neighborhood of 5.5%. We dealt with this environment by investing for maximum liquidity around year-end, taking advantage of the unusual interest rate relationships that prevailed in the fourth quarter. Our yield-curve strategy was almost entirely driven by the oddities associated with the Y2K issue. So was our credit posture, which emphasized the highest-quality investments.

Looking forward, the U.S economy remains on a tear. Although we're not likely to see a repeat of the 6.9% growth in real GDP seen in 1999's fourth quarter, we do believe the pace of economic expansion should remain robust. As the Fed continues its efforts to keep the economy from overheating, however, we also anticipate additional rate hikes in the first half of the year. We expect to remain relatively defensive until we determine that Fed tightening has run its course.

Thank you for your investment and confidence in the Strong Heritage Money Fund.

                          3-MONTH TREASURY BILL YIELDS

                                  AS OF 2-29-00
[GRAPH]

Aug-98           5.5
Oct-98             5
Dec-98          4.75
Feb-99          4.75
Apr-99          4.75
Jun-99             5
Aug-99          5.25
Oct-99          5.25
Dec-99           5.5
Feb-00          5.78

-------------------------------------------------------------------------------
[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG HERITAGE MONEY FUND SEEKS CURRENT INCOME, A STABLE SHARE PRICE, AND DAILY LIQUIDITY. THE FUND IS MANAGED TO PROVIDE ATTRACTIVE YIELDS AND A STABLE SHARE PRICE OF $1.00. (2) IT INVESTS IN A PORTFOLIO OF HIGH-QUALITY, SHORT-TERM DEBT SECURITIES ISSUED BY CORPORATIONS, BANKS, AND OTHER FINANCIAL INSTITUTIONS.

-------------------------------------------------------------------------------
[SIDENOTE]
MARKET
HIGHLIGHTS

- The one-year period through February 29, 2000, was marked by steadily rising interest rates. Inflation fears were driven by the combination of a continued economic strength and rising oil prices.

- With its four rate increases over the year, the Federal Reserve took back all of its rate cuts from the previous year, then tightened by an additional 25 basis points in its continuing efforts to slow down a super-charged economy.

- In early 2000, the market for long-term Treasury securities received a major boost when the federal government announced plans to repurchase and retire federal debt.

-------------------------------------------------------------------------------
(2) An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                         THE STRONG INVESTORS MONEY FUND
                         -------------------------------

PERSPECTIVES
FROM THE MANAGER

/s/ Jay N. Mueller

Jay N. Mueller
Portfolio Manager

-------------------------------------------------------------------------------

Driven by four rate hikes from the Federal Reserve over the course of the year, interest rates rose steadily over the past twelve months. Money market rates rose right along with them. After the Federal Reserve completed the last of these rate hikes in early February, the Federal Funds target rate stood at 5.75%, a level last seen in early 1996. Credit spreads moved away from the extremes seen in the fourth quarter of 1998, when difficulties in global markets sparked a flight to quality and drove down Treasury yields.

Over the course of the year, both bearish and bullish forces played strong roles in the markets: the chief bearish factor, of course, was the Fed's series of rate hikes, while the bullish factor came from the government's plan to buy back certain long-term Treasury issues. These planned buybacks, announced early in 2000, can largely be attributed to the continuing, somewhat unexpected strength of the economy. The boom has boosted the government's tax revenues, allowing the Treasury to reduce the amount of new debt it issues. Now budget surpluses have accumulated to the point that the Treasury wishes to reduce its debt further by repurchasing outstanding debt held by the public and retire it. The potential for a shortage of government-guaranteed long bonds led to a buying frenzy among ten- to thirty-year Treasuries in January and February, even as shorter-term securities were virtually ignored.

The Fund maintained an average maturity posture appropriate for a rising interest rate

-------------------------------------------------------------------------------

OVER THE COURSE OF THE YEAR, BOTH BEARISH AND BULLISH FORCES PLAYED STRONG ROLES IN THE MARKETS.

-------------------------------------------------------------------------------
[SIDENOTE]
FUND
HIGHLIGHTS

- The Fund maintained a conservative posture through the end of calendar year 1999, as concerns posed by the Y2K bug triggered a significant increase in money market rates for securities maturing in 2000 and beyond.

-    We have emphasized very high-quality issues in the portfolio.
     This is because we found the incremental return for moving down the quality scale too small relative to the additional incremental risk.

- The Fund continued to emphasize asset-backed commercial paper as a high-quality source of relative value. We did, however, trim this position back somewhat during the first half of the fiscal year.

-------------------------------------------------------------------------------
[SIDENOTE]
                                 AVERAGE ANNUAL
                                  TOTAL RETURNS

                                  AS OF 2-29-00

                                1-year           5.51%

                       Since Inception           5.57%
                            (1-31-98)
-------------------------------------------------------------------------------
[SIDENOTE[
                                      YIELD
                                    SUMMARY(1)

                                  AS OF 2-29-00

                             7-day current yield 5.89%

                           7-day effective yield 6.06%

                                Average maturity 43 days

-------------------------------------------------------------------------------
(1) Yields are annualized for the 7-day period ended 2-29-00. Effective yields reflect the compounding of income. Yields are historical and do not represent future results. Yields may fluctuate. The Fund's Advisor temporarily waived 0.50% in management fees and absorbed 0.16% in expenses for the Fund. Otherwise, the Fund's current yield would have been 5.23%, and its effective yield would have been 5.37%.

environment. Our yield-curve strategy and our emphasis on very high-quality issues were almost entirely driven by the oddities associated with the Y2K issue. Although the worst fears concerning the Y2K bug proved unfounded, Y2K concerns did push rates significantly higher for money market securities maturing after the turn of the year. "Over-the-turn" rates were typically 6.0% and higher, sometimes as high as 6.5%, while December and shorter rates usually remained in the neighborhood of 5.5%. We responded by investing for maximum liquidity around year-end, taking advantage of the unusual interest rate relationships that prevailed in the fourth quarter.

Looking forward, the U.S. economy is still experiencing highly rapid growth. Even though we don't expect to see a repeat of 1999's fourth quarter--when real GDP growth hit 6.9%--anytime soon, we do anticipate that the pace of economic expansion should remain strong. We fully expect additional rate hikes in the first half of the year, as the Fed continues its efforts to keep the economy from overheating. In this environment, we intend to remain relatively defensive until we determine that Fed tightening has run its course.

Thank you for your investment in the Strong Investors Money Fund. We appreciate your confidence.

                          3-MONTH TREASURY BILL YIELDS

                                  AS OF 2-29-00
[GRAPH]

Aug-98           5.5
Oct-98             5
Dec-98          4.75
Feb-99          4.75
Apr-99          4.75
Jun-99             5
Aug-99          5.25
Oct-99          5.25
Dec-99           5.5
Feb-00          5.78

-------------------------------------------------------------------------------
[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG INVESTORS MONEY FUND SEEKS CURRENT INCOME, A STABLE SHARE PRICE, AND DAILY LIQUIDITY. THE FUND IS MANAGED TO PROVIDE ATTRACTIVE YIELDS AND A STABLE SHARE PRICE OF $1.00. (2) IT INVESTS IN A PORTFOLIO OF HIGH-QUALITY, SHORT-TERM DEBT SECURITIES ISSUED BY CORPORATIONS, BANKS, AND OTHER FINANCIAL INSTITUTIONS.

-------------------------------------------------------------------------------
[SIDENOTE]
MARKET
HIGHLIGHTS

- Interest rates rose significantly during the twelve months ended February 29, 2000, as a super-strong economy combined with rising oil prices to spark worries of inflation.

- The Federal Reserve reacted to the waning of late 1998's financial meltdown by taking back its 0.75% of rate cuts in three measured steps. It then added a fourth tightening move to slow the still-raging economy.

- The market for long-term Treasury securities rallied sharply in early 2000 when the government announced plans to repurchase and retire federal debt.

-------------------------------------------------------------------------------
(2) An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                          THE STRONG MONEY MARKET FUND
                          ----------------------------

PERSPECTIVES
FROM THE MANAGER

/S/ Jay N. Mueller

Jay N. Mueller
Portfolio Manager

Interest rates rose steadily over the past twelve months, as markets returned to some degree of normalcy as 1998's Asian economic crisis and its spillover effects began to be resolved. Money market rates rose in step with Federal Reserve rate hikes, which occurred in four 25-basis-point increments. The final increase, which took place in early February, brought the Federal Funds target rate to 5.75%. That level was last seen in early 1996. Over the course of the year, the yield curve at first flattened, and then inverted as the bearish force of Federal Reserve rate hikes collided with the bullish impulse created by the U.S. government's plan to buy back certain long-term Treasury issues.

As the Fed tightened, we maintained an average maturity posture that was designed to benefit from the rise in short-term rates. Though the worst fears concerning the Y2K bug were never realized, Y2K concerns did push rates significantly higher for money market securities maturing after the turn of the year. "Over-the-turn" rates were typically 6.0% and higher, sometimes as high as 6.5%, while December and shorter rates usually remained in the neighborhood of 5.5%. We responded by investing for maximum liquidity around year-end, taking advantage of the unusual interest rate relationships that prevailed in the fourth quarter. Our yield-curve strategy was almost entirely driven by the oddities associated with the Y2K issue. So was our credit posture, which emphasized the highest-quality investments.

-------------------------------------------------------------------------------

WE BELIEVE THE PACE OF ECONOMIC EXPANSION SHOULD REMAIN ROBUST.

-------------------------------------------------------------------------------
[SIDENOTE]
FUND
HIGHLIGHTS

- The Fund maintained a conservative posture through the end of calendar year 1999, as concerns posed by the Y2K bug triggered a significant increase in money market rates for securities maturing in 2000 and beyond.

- We have emphasized very high-quality issues in the portfolio. This is because we found the incremental return for moving down the quality scale too small, relative to the additional incremental risk.

- The Fund continued to emphasize asset-backed commercial paper as a high-quality source of relative value. We did, however, trim this position back somewhat during the first half of the fiscal year.

-------------------------------------------------------------------------------
[SIDNOTE]
                                 AVERAGE ANNUAL
                                  TOTAL RETURNS

                                  AS OF 2-29-00

                                1-year           4.84%

                                3-year           5.09%

                                5-year           5.33%

                               10-year           5.11%

                       Since Inception           5.81%
                            (10-22-85)

-------------------------------------------------------------------------------
[SIDENOTE
                                      YIELD
                                    SUMMARY(1)

                                  AS OF 2-29-00

                             7-day current yield 5.35%

                           7-day effective yield 5.49%

                                Average maturity 39 days

-------------------------------------------------------------------------------
(1) Yields are annualized for the 7-day period ended 2-29-00. Effective yields reflect the compounding of income. Yields are historical and do not represent future results. Yields may fluctuate. The Fund's Advisor temporarily absorbed 0.08% in expenses for the Fund. Otherwise, the Fund's current yield would have been 5.27%, and its effective yield would have been 5.41%.

The unexpectedly strong economy has boosted the government's tax revenues, allowing the U.S. Treasury to reduce its issuance of new debt. Budget surpluses have mounted, leading the Treasury to make plans to repurchase outstanding debt held by the public and retire it. The possible result--a shortage of government-guaranteed long bonds--sparked a buying frenzy in ten- to thirty-year Treasuries in January and February, even as shorter-term securities languished.

Looking forward, the U.S economy remains on a tear. Real Gross Domestic Product growth of 6.9% in 1999's fourth quarter is unlikely to be duplicated in 2000, but we believe the pace of economic expansion should remain robust. We anticipate additional rate hikes in the first half of the year, as the Fed continues its efforts to cool off an overheating economy. We expect to remain relatively defensive until we determine that Fed tightening has run its course.

Thank you for your investment in the Strong Money Market Fund. We're proud to be working with you toward your important financial goals.

                          3-MONTH TREASURY BILL YIELDS

                                  AS OF 2-29-00
[GRAPH]

Aug-98           5.5
Oct-98             5
Dec-98          4.75
Feb-99          4.75
Apr-99          4.75
Jun-99             5
Aug-99          5.25
Oct-99          5.25
Dec-99           5.5
Feb-00          5.75

-------------------------------------------------------------------------------
[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG MONEY MARKET FUND SEEKS CURRENT INCOME, A STABLE SHARE PRICE, AND DAILY LIQUIDITY. THE FUND IS MANAGED TO PROVIDE ATTRACTIVE YIELDS AND A STABLE SHARE PRICE OF $1.00. (2) IT INVESTS IN A PORTFOLIO OF HIGH-QUALITY, SHORT-TERM DEBT SECURITIES ISSUED BY CORPORATIONS, BANKS, AND OTHER FINANCIAL INSTITUTIONS.

-------------------------------------------------------------------------------
[SIDNOTE]
MARKET
HIGHLIGHTS

- Interest rates rose significantly during the twelve months ended February 29, 2000, as a super-strong economy combined with rising oil prices to spark worries of inflation.

- The Federal Reserve reacted to the waning of late 1998's financial meltdown by taking back its 0.75% of rate cuts in three measured steps. It then added a fourth tightening move to slow the still-raging economy.

- The market for long-term Treasury securities rallied sharply in early 2000 when the government announced plans to repurchase and retire federal debt.

-------------------------------------------------------------------------------
(2) An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                     THE STRONG MUNICIPAL MONEY MARKET FUND
                     --------------------------------------

PERSPECTIVES
FROM THE MANAGERS

/S/ Steven D. Harrop               /S/ John C. Bonnell

Steven D. Harrop                   John C. Bonnell
Portfolio Co-manager               Portfolio Co-manager



In sharp contrast to the previous year, over the past twelve months municipal money market rates rose substantially. The Federal Reserve, trying to put the brakes on a heavy train rolling downhill--the robust U.S. economy--raised short-term rates four times last year, for a total of 100 basis points. One-year municipal yields, as measured by the Bond Buyer one-year note index, increased by more than one percentage point during the twelve-month period, rising from 2.96% to 4.04%. In this rising interest rate environment, for most of the year, we maintained a relatively short average maturity that gave us the ability to take advantage of opportunities as they arose.

After reaching a low of 27 days in January, the Fund's average maturity ended February at 43 days. This increase resulted in part from purchases we made late in February, when, in our opinion, the incremental yield available on longer fixed-rate securities compensated investors appropriately for committing assets for a longer period. One such buy was a District of Columbia housing bond, rated in the top short-term category by Standard & Poor's. This issue was bought with a maturity in March 2001 at a yield of 4.35%--a full 80 basis points higher than the average weekly variable-rate reset over the past year, and 60 basis points higher than weekly variable-rate securities were paying at the time we made the purchase.

-------------------------------------------------------------------------------

IN THIS RISING INTEREST RATE ENVIRONMENT, FOR MOST OF THE YEAR, WE MAINTAINED A RELATIVELY SHORT AVERAGE MATURITY THAT GAVE US THE ABILITY TO TAKE ADVANTAGE OF OPPORTUNITIES AS THEY AROSE.

-------------------------------------------------------------------------------
[SIDNOTE]
FUND
HIGHLIGHTS

- As of February 29, 2000, the Fund's 7-day current yield was 3.86%. Its 7-day effective yield, which reflects compounding, was 3.93%. For investors in the 36% tax bracket, that figure translates into a taxable equivalent yield of 6.14%.

-    The Fund's average maturity as of February 29 was 43 days.

- With the Federal Reserve in a tightening mode, we kept the Fund's average maturity short for most of the year, only investing long (six to thirteen months) when there was a compelling reason to do so.

-------------------------------------------------------------------------------
[SIDENOTE]
                                 AVERAGE ANNUAL
                                  TOTAL RETURNS

                                  AS OF 2-29-00

                                1-year           3.47%

                                3-year           3.50%

                                5-year           3.62%

                               10-year           3.79%

                       Since Inception           4.15%
                             (10-23-86)

-------------------------------------------------------------------------------
[SIDENOTE
                                      YIELD
                                    SUMMARY(1)

                                  AS OF 2-29-00

                             7-day current yield 3.86%

                           7-day effective yield 3.93%

                                Average maturity 43 days

-------------------------------------------------------------------------------
     From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

(1) Yields are annualized for the 7 days ended 2-29-00. Effective yields reflect the compounding of income. Yields are historical and do not represent future results. Yields will fluctuate.

With the domestic economy still going strong, most municipalities' tax revenues exceeded expectations. This, in turn, reduced the amount of money they needed to borrow for cash flow purposes, cutting the new supply of traditional municipal money market securities. To partially offset this diminished supply, broker/dealers created synthetic municipal securities by packaging longer-term municipal bonds into a trust, and attaching features that give holders the right to tender the securities at certain times. Synthetics, which typically have weekly or daily interest rate resets, effectively increased the supply of variable-rate demand notes, a sector in which we found good relative value throughout most of the year.

Treasury securities were extremely volatile over the past year, reacting to economic news, Federal Reserve comments, Treasury buyback announcements, and wild swings in the equity markets. We expect this will continue going forward. The Federal Reserve has made it clear that they will act to stem future inflation as necessary. We will, however, purchase longer-term securities when their yields are sufficient to compensate for the risk that interest rates will rise. In managing the Fund, we continue to apply the same strategy that has contributed to the Fund's outperformance in the past--buying the best relative value in the market at any given time.

Thank you for your confidence and continued investment in the Strong Municipal Money Market Fund.

                            EQUIVALENT TAXABLE YIELDS

                                  AS OF 2-29-00

                                                             YOUR TAX-EXEMPT
                                                             EFFECTIVE YIELD OF
                                               MARGINAL      3.93% IS EQUIVALENT
  JOINT RETURN          SINGLE RETURN          TAX RATE      TO A TAXABLE YIELD OF:
-----------------------------------------------------------------------------------
  $43,051-104,050       $25,751-62,450         28.0%               5.46%
-----------------------------------------------------------------------------------
  $104,051-158,550      $62,451-130,250        31.0%               5.70%
-----------------------------------------------------------------------------------
  $158,551-283,150      $130,251-283,150       36.0%               6.14%
-----------------------------------------------------------------------------------
  Over $283,150         Over $283,150          39.6%               6.51%
-----------------------------------------------------------------------------------

The chart reflects 2000 marginal federal tax rates before limitations and phase-outs. Individuals with adjusted gross income in excess of $126,600 should consult their tax advisor to determine their actual 2000 marginal tax rate. The Fund's income may be subject to state and local taxes and, depending on your tax status, the Alternative Minimum Tax.

-------------------------------------------------------------------------------
[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG MUNICIPAL MONEY MARKET FUND SEEKS FEDERALLY TAX-EXEMPT CURRENT INCOME, A STABLE SHARE PRICE, AND DAILY LIQUIDITY. THE FUND IS MANAGED TO PROVIDE ATTRACTIVE YIELDS AND A STABLE SHARE PRICE OF $1.00. (2) IT INVESTS IN A PORTFOLIO OF HIGH-QUALITY, SHORT-TERM DEBT SECURITIES PRIMARILY ISSUED BY STATES AND THEIR POLITICAL SUBDIVISIONS, SUCH AS MUNICIPALITIES.

-------------------------------------------------------------------------------
[SIDENOTE]
MARKET
HIGHLIGHTS

- Following interest rate increases by the Federal Reserve--and in anticipation of additional rate hikes in the near future--municipal money market rates rose substantially during the twelve months ended February 29, 2000.

- The supply of traditional municipal money securities continued to decrease, while the supply of "synthetic" municipal money securities increased.

- U.S. Treasury securities have been very volatile, reacting to comments from the Federal Reserve, announcements of Treasury buybacks, and volatility in the equity markets.

-------------------------------------------------------------------------------
(2) An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

-------------------------------------------------------------------------------
BOND
GLOSSARY

BOND QUALITY RATINGS--There are services that analyze the financial condition of a bond's issuer and then assign it a rating. The best-known rating agencies are Standard and Poors and Moody's. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody's). The scale descends to AA, A, then BBB, and so on, down to D. Bonds with a rating of BBB or higher are considered investment grade. Bonds rated BB and below are considered "junk bonds." Typically, the lower a bond's rating, the higher yield it must pay in order to compensate the bondholder for the added risk.

MATURITY--Like a loan, a bond must be paid off on a certain date. A bond's maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years from now. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see definition on this page).

DURATION--Duration is similar to maturity, but also accounts for the semi-annual interest payments made by most bonds. Duration is a useful tool for determining a bond's or a bond fund's sensitivity to interest rate changes. The higher the duration, the more a bond's price will fluctuate when interest rates change.

TREASURY SPREAD--The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity, but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities, and other non-government issues relative to Treasuries. Higher spreads occur in uncertain times when investors buy Treasuries for their safety and sell other types of bonds.

YIELD--Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time (often 30 days), annualizing it, and stating it as a percentage of the money invested.

YIELD CURVE--The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or "invert." The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.

SCHEDULES OF INVESTMENTS IN SECURITIES                                 February 29, 2000
-----------------------------------------------------------------------------------------
                             STRONG ADVANTAGE FUND
-----------------------------------------------------------------------------------------
                                                            Shares or
                                                            Principal            Value
                                                              Amount            (Note 2)
-----------------------------------------------------------------------------------------
CORPORATE BONDS 42.2%
Advance Bank Australia Floating Rate
  Subordinated Notes, 6.87%, Due 3/14/06 (c)              $ 15,000,000       $ 15,037,500
Allfirst Preferred Capital Trust Subordinated
  Floating Rate Capital Trust Enhanced
  Securities, 7.54%, Due 7/15/29 (c)                        15,000,000         14,825,925
Blackstone Hotel Acquisitions Company Debt
  Unit (Medium-Term Structured Enhanced
  Return Trusts 1998), Series R-38, 7.0938%,
  Due 6/30/03 (Acquired 7/30/98; Cost
  $26,000,000) (b)                                          26,000,000         25,837,500
CMS Energy Corporation Senior Notes, 8.00%,
  Due 7/01/11 (Remarketing Date 7/01/01)                    20,000,000         19,774,280
CSC Holdings, Inc. Senior Subordinated Notes,
  9.875%, Due 5/15/06                                       12,840,000         13,401,750
Central Fidelity Capital Trust I Floating Rate
  Notes, Series A, 7.04%, Due 4/15/27                        7,500,000          7,436,760
Citicorp Floating Rate Notes:
  Series W, 6.125%, Due 11/27/35                            10,000,000          8,650,000
  Series X, 6.0375%, Due 11/27/35                           10,000,000          8,600,000
DLJ Leveraged Loan Fund LLC/DLJ Leveraged
  Loan Corporation Senior Secured Floating
  Rate Notes, Series 1A, Class A2, 6.9513%,
  Due 3/15/05 (b) (c)                                        7,000,000          6,787,760
Dime Bancorp, Inc. Notes, 7.00%, Due 7/25/01                15,000,000         14,755,065
Dual Drilling Company Senior Subordinated
  Notes, 9.875%, Due 1/15/04                                18,290,000         18,891,741
First Maryland Capital I Variable Rate
  Subordinated Capital Income Securities,
  7.04%, Due 1/15/27                                        19,500,000         19,405,152
GS Escrow Corporation Floating Rate Senior
  Notes, 7.0488%, Due 8/01/03                              120,300,000        114,911,883
HRPT Properties Trust Floating Rate Notes,
  7.28%, Due 7/09/07 (Remarketing
  Date 7/10/00)                                             24,000,000         23,987,040
HSB Capital I Floating Rate Securities,
  Series A, 6.95%, Due 7/15/27                               9,000,000          8,439,687
Halyard CBO I, Ltd./Halyard CBO Corporation
  Senior Secured Floating Rate Notes, Series 1A,
  Class A, 6.42%, Due 3/24/10 (b) (c)                       38,700,000         38,235,600
Huntington Capital I Variable Rate Capital
  Income Securities, 6.7488%, Due 2/01/27                   11,500,000         10,800,259
Imperial Capital Trust I Guaranteed Capital
  Securities, 9.98%, Due 12/31/26                              800,000            747,497
Lilly Del Mar, Inc. Floating Rate Capital
  Securities, 7.2975%, Due 8/05/29 (b)                      60,000,000         60,727,320
Lyondell Chemical Company Guaranteed
  Term Loan, Tranche E, 9.755%, Due 6/30/06                 14,887,500         15,278,297
Mashantucket Western Pequot Tribe Special
  Revenue Bonds/Interest Rate Swap, 6.91%,
  Due 9/01/12 (Acquired 9/16/97; Cost
  $30,000,000) (b)                                          30,000,000         28,767,000
Mercantile Capital Trust I Floating Rate
  Pass-Thru Securities, 6.8988%, Due 2/01/27                10,000,000          9,738,750
MetroNet Communications Corporation
  Senior Yankee Notes:
  10.625%, Due 11/01/08                                        920,000          1,045,351
  12.00%, Due 8/15/07                                      107,390,000        121,526,605
NBD Bancorp, Inc. Subordinated Floating
  Rate Notes, 6.4375%, Due 12/18/05 (c)                     24,530,000         24,431,218
NTC Capital Trust II Floating Rate Capital
  Securities, 6.63%, Due 4/15/27 (c)                        13,805,000         13,335,216
NWA Trust Structured Enhanced Return
  Trusts 1998, 8.935%, Due 4/15/11 (b)                       2,500,000          2,237,500
National Commerce Capital Trust Floating
  Rate Pass-Thru Securities, 6.9838%,
  Due 4/01/27                                               10,000,000          9,740,430
Niagara Mohawk Power Corporation Senior
  Notes, Series C, 7.125%, Due 7/01/01                    $ 13,156,097       $ 13,027,232
Nordbanken AB Subordinated Floating Rate
  Medium-Term Yankee Bonds, 6.62%,
  Due 3/29/49                                               18,000,000         17,721,000
Qwest Communications International, Inc.
  Senior Notes, Series B, 10.875%,
  Due 4/01/07 (c)                                            6,000,000          6,648,936
Restructured Asset Securities Enhanced
  Returns Floating Rate Notes, Series
  1998-C-10-1, 7.17%, Due 6/18/01
  (Acquired 9/25/98; Cost $9,000,000) (b)                    9,000,000          9,018,522
Salomon Brothers, Inc. Medium-Term Floating
  Rate Notes/Interest Rate Swap, 5.23%,
  Due 9/30/03                                                4,400,000          4,397,360
Skandinaviska Enskilda Banken Subordinated
  Floating Rate Medium-Term Yankee Bonds,
  7.1813%, Due 3/29/49                                       4,000,000          3,980,000
Spintab AB Floating Rate Subordinated
  Yankee Notes, 6.715%, Due 12/29/49 (b) (c)                50,000,000         49,635,200
Star Capital Trust I Floating Rate Securities,
  6.8863%, Due 6/15/27                                       5,000,000          4,894,390
Stop & Shop Companies, Inc. Senior
  Subordinated Notes, 9.75%, Due 2/01/02                     5,000,000          5,192,940
SunTrust Capital III Floating Rate Notes,
  6.7713%, Due 3/15/28 (c)                                  22,000,000         21,170,600
Swedbank Floating Rate Debt Unit
  (Medium-Term Structured Enhanced
  Return Trusts 1996):
  Series R-34, 7.23%, Due 11/10/02 (b)                      25,000,000         24,000,000
  Series R-35, 6.95%, Due 11/10/02 (b)                      20,000,000         19,200,000
Tele-Communications, Inc. Senior Notes,
  9.65%, Due 10/01/03 (c)                                   10,872,000         11,216,153
Texas-New Mexico Power Company Secured
  Debentures, 10.75%, Due 9/15/03                            8,000,000          8,125,440
Time Warner, Inc. Pass-Thru Asset Trust
  Securities, Series 1997-1, 6.10%,
  Due 12/30/01 (b) (c)                                      28,185,000         27,569,327
Triton Energy, Ltd./Triton Energy Corporation
  Senior Notes, 8.75%, Due 4/15/02                          34,971,000         34,971,000
Triumph Funding, Ltd. Medium-Term
  Floating Rate Notes, Class A, 6.7338%,
  Due 12/30/03 (b)                                          10,000,000         10,007,070
Union Bank of Norway Subordinated Floating
  Rate Medium-Term Yankee Notes, 6.39%,
  Due 4/24/08                                               20,000,000         19,450,000
Union Bank of Norway Variable Rate Bonds,
  7.35%, Due 12/29/49 (b)                                   29,000,000         28,056,050
Unisys Corporation Senior Notes, 12.00%,
  Due 4/15/03                                               32,000,000         34,080,000
Waste Management, Inc. Senior Notes, 6.125%,
  Due 7/15/01                                               10,405,000         9,986,407
-----------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $1,038,613,599)                                 1,019,700,713
-----------------------------------------------------------------------------------------
Non-Agency Mortgage &
  Asset-Backed Securities 35.5%
AFC Mortgage Loan Trust Variable Rate
  Asset-Backed Certificates, Series 1994-1,
  Class 2A-1, 6.926%, Due 6/25/25                              296,419            295,199
AMRESCO Residential Securities Corporation
  Mortgage Loan Trust Pass-Thru Certificates,
  Series 1996-4, Class A4, 7.25%, Due 10/25/23               5,306,644          5,282,526
Airplanes Trust 1998 Floating Rate Refinancing
  Pass-Thru Certificates, Series 1R, Class B,
  6.635%, Due 3/15/19                                       35,271,630         34,205,897
BCF LLC Mortgage Pass-Thru Certificates,
  Series 1997-R2, Class 3-A1, 7.00%,
  Due 12/25/35 (b)                                           1,982,687          1,975,222

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                      February 29, 2000
-----------------------------------------------------------------------------------------
                             STRONG ADVANTAGE FUND (continued)
-----------------------------------------------------------------------------------------
                                                            Shares or
                                                            Principal            Value
                                                              Amount            (Note 2)
-----------------------------------------------------------------------------------------
Bear Stearns Commercial Mortgage Securities,
  Inc. Variable Rate Commercial Mortgage
  Pass-Thru Securities, Series 1999-WYN1,
  Class B, 7.155%, Due 7/03/09 (b)                         $17,760,000        $17,782,200
Bear Stearns Mortgage Securities, Inc. Mortgage
  Pass-Thru Certificates, Series 1998-1,
  Class 2-A-2, 6.35%, Due 3/25/28                           13,879,314         13,762,520
CDC Securitization Corporation Floating Rate
  Pass-Thru Certificates, Series 1999-FL1,
  Class B, 6.5688%, Due 12/14/02 (b)                        15,972,000         15,962,097
COMM Floating Rate Commercial Mortgage
  Pass-Thru Certificates, Series 2000-FL1A,
  Class B, 6.35%, Due 10/16/02 (b)                           9,165,000          9,167,841
CORE, Ltd. Interest Rate Swap, Series 1998-1X,
  Class B2, 4.12%, Due 1/16/06 (Acquired
  7/27/98; Cost $14,044,000) (b)                            14,044,000         13,880,941
California Infrastructure & Economic
  Development Bank Special Purpose Trust
  Certificates - San Diego Gas & Electric
  Company, Series 1997-1, Class A3, 6.07%,
  Due 3/25/03                                                7,500,000          7,453,762
Cargill Lease Receivables Trust Senior
  Lease-Backed Certificates, Series 1996-A,
  Class A-2, 6.43%, Due 12/20/05                             2,648,307          2,617,269
Centex Home Mortgage LLC Variable Rate
  Certificates, Series 1999-1, 7.7075%,
  Due 9/20/04 (b)                                           12,000,000         11,992,560
Chase Mortgage Finance Corporation
  Mortgage Pass-Thru Certificates, Series
  1990-G, Class A-Z1, 9.50%, Due 12/25/21                      455,560            455,560
Chase Mortgage Finance Corporation Variable
  Rate Mortgage Pass-Thru Certificates:
  Series 1992-3, Class B7, 7.7742%, Due 10/28/23             1,579,179          1,574,252
  Series 1992-3, Class B8, 7.7742%, Due 10/28/23               788,546            786,086
  Series 1993-3, Class B6, 7.3953%, Due 10/30/24
  (Acquired 5/20/99; Cost $637,930) (b)                        636,339            628,582
  Series 1993-3, Class B7, 7.3953%, Due 10/30/24
  (Acquired 5/20/99; Cost $2,736,910) (b)                    2,730,084          2,697,241
Citicorp Mortgage Securities, Inc. Adjustable
  Rate Real Estate Mortgage Investment Conduit
  Pass-Thru Certificates, Series 1992-7,
  Class A-1, 7.011%, Due 3/25/22                             2,784,964          2,858,483
Citicorp Mortgage Securities, Inc. Real Estate
  Mortgage Investment Conduit Pass-Thru
  Certificates, Series 1992-10, Class B, 8.00%,
  Due 6/25/22 (b)                                            8,187,242          8,132,101
Clydesdale CBO I, Ltd./Clydesdale CBO I, Inc.
  Senior Secured Floating Rate Bonds,
  Series 1A, Class A1, 6.9313%, Due 3/25/11 (b)              5,000,000          5,034,400
Coast-Plymouth Tax Lien Capital LLC
  Collateral Variable Rate Bonds, Series 1999-A,
  Class A, 6.76%, Due 11/15/04 (b)                          14,359,080         14,249,090
Commercial Mortgage Acceptance Corporation
  Variable Rate Mortgage Pass-Thru Certificates,
  Series 1996-C2, Class A2, 7.0387%,
  Due 9/15/23 (b)                                            3,982,298          3,937,159
ContiMortgage Home Equity Loan Trust
  Pass-Thru Certificates, Series 1997-4, Class A4,
  6.30%, Due 7/15/12                                        15,000,000         14,867,325
ContiSecurities Residual Corporation
  ContiMortgage Net Interest Margin Notes,
  Series 1997-A, 7.23%, Due 7/16/28 (Acquired
  9/18/97; Cost $4,047,640) (b)                              4,047,640          2,104,773
CoreStates Home Equity Trust Home Equity
  Loan Certificates, Series 1993-1, Class B,
  7.50%, Due 8/15/07                                         5,873,445          5,876,646
DLJ Mortgage Acceptance Corporation Variable
  Rate Mortgage Pass-Thru Certificates:
  Series 1990-2, Class A, 6.8739%, Due 1/25/22             $ 4,034,064        $ 3,981,762
  Series 1991-3, Class A1, 6.8264%, Due 2/20/21                512,791            513,524
Delta Funding Home Equity Loan Trust Interest
  Only Asset-Backed Certificates, Series 1999-2,
  Class F, 6.00%, Due 6/15/02                               23,724,000          1,705,281
EQCC Home Equity Loan Trust Variable Rate
  Asset-Backed Notes, Series 1993-4,
  Class A, 5.725%, Due 12/15/08                              6,989,827          6,832,311
Empire Funding Home Loan Owner Trust
  Asset-Backed Notes, Series 1997-4,
  Class A-3, 7.11%, Due 7/25/14                              2,000,000          1,988,670
Equipment Pass-Thru Investment Certificates
  Trust Floating Rate Senior Certificates,
  Series 1996-1:
  Class A, 7.1813%, Due 9/25/09 (Acquired
  6/14/96; Cost $4,650,000) (b)                              4,650,000          4,656,510
  Class B, 7.6925%, Due 9/25/09 (Acquired
  7/01/96; Cost $5,115,000) (b)                              5,115,000          5,131,879
  Class C, 11.3175%, Due 9/25/09 (Acquired
  6/28/96; Cost $3,577,055) (b)                              3,524,192          3,515,029
The Equitable Life Assurance Society of the
  United States Collateralized Floating Rate
  Notes, Series D-2, 6.8425%, Due 5/15/03 (b)               12,000,000         11,741,820
The Equitable Life Assurance Society of the
  United States Floating Rate Notes,
  Series 174, Class A2, 6.1525%, Due 5/15/03 (b)             9,500,000          9,467,367
Financial Asset Securitization, Inc. Mortgage
  Participation Securities, Series 1997-NAMC 2,
  Class FXA-8, 10.00%, Due 7/25/27                           2,081,595          2,117,198
FirstPlus Home Loan Owner Trust Asset-Backed
  Certificates, Series 1996-2, Class A-6, 7.85%,
  Due 8/20/13                                                2,814,147          2,813,485
Franchise Finance Corporation of America
  Floating Rate Notes, Series 1997-1:
  Class D2, 6.98%, Due 6/18/13 (b)                           5,726,000          4,923,444
  Class E2, 7.23%, Due 1/18/14 (b)                           2,290,000          1,884,968
Fund America Investors Corporation Variable
  Rate Senior Pass-Thru Certificates,
  Series 1993-A, Class A-1, 7.0215%, Due 6/25/23             9,389,126          9,472,531
GGP/Homart Floating Rate Commercial
  Mortgage-Backed Securities, Series 1999-C1,
  Class C, 6.70%, Due 6/10/03 (b)                           10,000,000         10,000,000
GS Mortgage Securities Corporation II
  Commercial Mortgage Floating Rate
  Pass-Thru Certificates, Series 1998-GS1,
  Class D, 6.685%, Due 12/13/12 (b)                         14,935,890         14,952,096
G3 Mortgage Reinsurance, Ltd. Floating Rate
  Mortgage Default Recourse Notes, Series 1,
  Class A, 6.8788%, Due 5/25/08 (b)                          5,500,000          5,278,295
Glendale Federal Bank Variable Rate Mortgage
  Pass-Thru Certificates, Series 1990-3,
  Class A-1, 7.2129%, Due 3/25/30                            1,421,451          1,422,752
Glendale Federal Bank Variable Rate Senior
  Pass-Thru Mortgage Securities, Series 1990-1,
  Class A, 6.9796%, Due 10/25/29                             1,861,255          1,859,781
Green Tree Financial Corporation Adjustable
  Rate Home Equity Loan Certificates,
  Series 1998-C, Class A-1A, 6.00%, Due 7/15/29              7,094,049          7,091,460
Green Tree Financial Corporation Manufactured
  Senior Subordinated Pass-Thru Certificates,
  Series 1996-5, Class A-4, 7.15%, Due 7/15/27               4,213,189          4,218,055
Greenwich Capital Acceptance, Inc. Variable
  Rate Mortgage Pass-Thru Certificates,
  Series 1991-1, Class A, 6.6396%,
  Due 2/25/21 (b)                                           10,004,682          9,995,277
Greenwich Capital Trust I Pass-Thru Certificates,
  Class A, 6.5896%, Due 2/15/21 (b)                          8,316,875          8,509,245

                             STRONG ADVANTAGE FUND (continued)
-----------------------------------------------------------------------------------------
                                                            Shares or
                                                            Principal            Value
                                                              Amount            (Note 2)
-----------------------------------------------------------------------------------------
Headlands Mortgage Securities, Inc. Mortgage
  Pass-Thru Certificates, Series 1997-4,
  Class A-I-8, 7.25%, Due 11/25/27                         $ 4,834,000        $ 4,819,474
Home Savings of America Adjustable Rate
  Mortgage Pass-Thru Certificates, Series 14,
  Class A, 5.6273%, Due 5/25/27                              1,574,686          1,539,256
ICIFC Secured Assets Corporation Mortgage
  Pass-Thru Certificates, Series 1997-1,
  Class A-7, 7.75%, Due 3/25/28                             20,106,235         20,095,076
IndyMac Manufactured Housing Pass-Thru
  Certificates, Series 1998-1, Class A-3, 6.37%,
  Due 9/25/28                                               13,339,993         13,202,258
Kmart CMBS Financing, Inc. Floating Rate
  Commercial Mortgage Pass-Thru Certificates,
  Series 1997-1, Class D, 6.9563%,
  Due 3/01/07 (b)                                           33,000,000         32,828,235
Malan Mortgage Securities Trust Floating
  Rate Commercial Mortgage Pass-Thru
  Certificates, Series 1995-1, Class A2A,
  6.5913%, Due 8/15/05 (Acquired 2/21/97;
  Cost $4,010,000) (b)                                       4,000,000          3,979,060
Mall of America Capital Company LLC
  Mortgage Pass-Thru Certificates,
  Series 2000-1, Class C, 6.91%, Due 3/12/05 (b)             6,000,000          6,000,000
Mellon Residential Funding Corporation
  Variable Rate Mortgage Pass-Thru Certificates,
  Series 1999-TBC3:
  Class B-1, 6.5873%, Due 10/20/29                           1,543,000          1,544,682
  Class B-2, 6.5873%, Due 10/20/29                             823,000            819,017
  Class B-3, 6.5873%, Due 10/20/29                           1,029,000          1,011,476
Merrill Lynch Credit Corporation Floating
  Rate Pass-Thru Asset-Backed Mortgage Loans,
  Series 1996-C, Class B, 7.0625%,
  Due 9/15/21 (b)                                            4,655,653          4,081,704
Merrill Lynch Credit Corporation Mortgage
  Loan Asset-Backed Pass-Thru Floating Rate
  Notes, Series 1996-D, Class B, 7.0625%,
  Due 5/15/25 (b)                                            7,298,154          6,245,614
Merrill Lynch Credit Corporation Senior
  Subordinated Variable Rate Mortgage
  Pass-Thru Certificates, Series 1995-A,
  Class A-5, 7.3085%, Due 6/15/20                            6,691,109          6,711,607
Merrill Lynch Credit Corporation Subordinated
  Variable Rate Mortgage-Backed Certificates,
  Series 1995-S1, Class A-1, 6.8125%,
  Due 2/17/24 (b)                                            5,000,000          4,754,700
Merrill Lynch Home Equity Acceptance, Inc.
  Subordinated Variable Rate Mortgage-Backed
  Certificates, Series 1994-A, Class A-1,
  6.8125%, Due 8/17/23                                       4,034,119          4,013,303
Merrill Lynch Mortgage Investors, Inc. Senior
  Subordinated Variable Rate Pass-Thru
  Certificates, Series 1994-A, Class M, 6.8125%,
  Due 2/15/19                                               11,000,000         11,228,506
Merrill Lynch Mortgage Investors, Inc. Variable
  Rate Commercial Mortgage Pass-Thru
  Certificates:
  Series 97-SD1, Class D, 6.575%,
  Due 4/01/04 (b)                                           15,500,000         14,778,320
  Series 97-SD1, Class E, 6.875%,
  Due 4/01/04 (b)                                            2,500,000          2,345,700
  Series 98-H1, Class C, 6.3563%,
  Due 4/01/11 (b)                                            2,000,000          1,945,620
  Series 98-H1, Class D, 6.5563%,
  Due 4/01/11 (b)                                            5,813,000          5,465,150
  Series 98-H1, Class E, 6.8563%,
  Due 4/01/11 (b)                                            3,437,686          3,177,728
The Money Store Home Equity Trust
  Asset-Backed Certificates, Series 1998-A,
  Class AF-3, 6.13%, Due 9/15/16                           $ 8,337,430        $ 8,299,286
Morgan Stanley Capital I, Inc. Variable Rate
  Commercial Mortgage Pass-Thru Certificates,
  Series 1995-HF1, Class D, 7.485%,
  Due 2/15/05                                                3,500,000          3,486,158
Morgan Stanley Mortgage Trust Variable
  Rate Interest Only Collateralized Mortgage
  Obligation, Series 35, Class 35-2, 6761.00%,
  Due 4/20/21                                                    1,492            188,037
Mortgage Index Amortizing Trust Asset-Backed
  Notes, Series 1997-1, Class A1, 6.682%,
  Due 8/25/04                                                6,732,997          6,533,094
Nomura Depositor Trust Floating Rate
  Commercial Mortgage Pass-Thru Certificates,
  Series 1998-ST1:
  Class A4, 6.785%, Due 1/15/03 (b)                         32,000,000         30,880,000
  Class A5, 7.135%, Due 1/15/03 (b)                          6,300,000          6,033,258
OUC Commercial Mortgage Securities, Inc.
  Subordinated Adjustable Rate Mortgage
  Securities, Series 1998-1, Class C, 7.0191%,
  Due 1/27/28 (b)                                            8,387,015          8,117,037
Option One Mortgage Loan Trust Variable
  Rate Asset-Backed Certificates, Series 2000-1,
  Class S, 3.50%, Due 4/25/30                               17,170,000            927,523
Option One Mortgage Securities Corporation
  Net Interest Margin Trust, Series 1999-2,
  9.66%, Due 6/26/29 (b)                                    11,151,167         11,074,559
Pennant CBO, Ltd./Pennant CBO Corporation
  Floating Rate Yankee Bonds, Series 1A,
  Class A, 6.5225%, Due 3/14/11 (b)                         16,000,000         15,971,200
Perpetual Savings Bank Variable Rate Mortgage
  Pass-Thru Certificates, Series 1991-1,
  Class B1, 6.6511%, Due 6/25/19
  (Acquired 9/17/96; Cost $303,562) (b)                        300,417            301,543
  Provident CBO I, Ltd./Provident CBO I, Inc.
  Senior Secured Floating Rate Bonds,
  Series 1A, Class A1, 6.92%, Due 12/09/10 (b)               7,000,000          7,054,670
Prudential Home Mortgage Securities Company
  Mortgage Pass-Thru Certificates:
  Series 1992-18, Class M, 8.50%, Due 7/25/22                7,685,026          7,780,415
  Series 1992-46, Class A-6, 7.00%, Due 1/25/08              7,300,000          7,267,333
  Series 1993-63, Class A-14, 6.75%, Due 1/25/24             5,634,904          5,523,977
Prudential Home Mortgage Securities Company
  Variable Rate Mortgage Pass-Thru Certificates,
  Series 1988-1, Class A, 7.5136%, Due 4/25/18                 639,524            627,811
Repeat Offering Securitisation Entity Funding
  Number 2, Ltd. Floating Rate Asset-Backed
  Certificates, Series 2A:
  Class A5A, 6.64%, Due 10/28/04 (b)                        10,000,000          9,800,000
  Class A6, 7.99%, Due 10/28/04 (b)                         15,000,000         14,681,250
Resecuritization Mortgage Trust Variable Rate
  Certificates, Series 1998-B, Class A, 6.1275%,
  Due 4/26/21 (b)                                            7,210,205          7,169,684
Residential Accredit Loans, Inc. Mortgage
  Pass-Thru Certificates, Series 1997-QS2,
  Class A-7, 7.75%, Due 3/25/27                             10,400,783         10,375,145
Residential Asset Securitization Trust
  Mortgage Pass-Thru Certificates:
  Series 1998-A5, Class A-1, 6.75%, Due 6/25/28              9,539,528          9,264,933
  Series 1998-A6, Class I-A-7, 6.75%,
  Due 7/25/28                                               13,271,271         12,977,511
Residential Funding Mortgage Securities I,
  Inc. Mortgage Pass-Thru Certificates,
  Series 1993-MZ1, Class A-2, 7.47%,
  Due 3/02/23                                                5,758,125          5,698,120

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                      February 29, 2000
-----------------------------------------------------------------------------------------
                             STRONG ADVANTAGE FUND (continued)
-----------------------------------------------------------------------------------------
                                                            Shares or
                                                            Principal            Value
                                                              Amount            (Note 2)
-----------------------------------------------------------------------------------------
Residential Funding Mortgage Securities II,
  Inc. Variable Rate Interest Only Home Equity
  Loan Pass-Thru Certificates, Series 1996-HS2,
  Class A, 1.70%, Due 9/25/12                             $ 11,822,730          $ 114,562
Resolution Trust Corporation Mortgage
  Pass-Thru Securities, Inc. Commercial
  Certificates:
  Series 1994-C2, Class E, 8.00%, Due 4/25/25               11,618,982         11,507,614
  Series 1995-C1, Class C, 6.90%, Due 2/25/27               16,350,000         16,129,847
  Series 1995-C2, Class C, 7.00%, Due 5/25/27                4,530,497          4,503,790
Resolution Trust Corporation Mortgage
  Pass-Thru Securities, Inc. Variable Rate
  Certificates:
  Series 1992-17, Class A2, 6.7637%,
  Due 4/25/20                                                2,005,229          1,997,379
  Series 1992-18P, Class B-5, 7.50%,
  Due 1/25/21 (b)                                               80,638             80,562
  Series 1993-1P, Class A2, 6.86%,
  Due 8/25/19 (b)                                            3,301,600          3,277,861
  Series 1995-1, Class B-5, 7.7531%,
  Due 10/25/28                                              12,116,025         11,999,407
  Series 1995-1, Class B-11, 7.60%,
  Due 10/25/28                                                 692,562            696,480
  Series 1995-1, Class M-11, 6.80%,
  Due 10/25/28                                               2,757,334          2,774,995
Resolution Trust Corporation Mortgage
  Pass-Thru Securities, Inc. Variable Rate
  Commercial Certificates:
  Series 1991-M4, Class A-1, 6.273%,
  Due 2/25/20                                               11,545,657         11,553,104
  Series 1992-C1, Class B, 7.875%, Due 8/25/23                 225,945            226,170
  Series 1992-C8, Class A-2, 7.225%,
  Due 12/25/23                                               1,564,289          1,567,754
Ryland Mortgage Securities Corporation IV
  Variable Rate Collateralized Mortgage
  Bonds, Series 2, Class 3-A, 12.0164%,
  Due 6/25/23                                                  379,901            380,376
Ryland Mortgage Securities Corporation
  Variable Rate Mortgage Participation
  Securities, Series 1990-C1, Class A, 6.0534%,
  Due 10/25/20 (c)                                          30,636,954         30,503,071
SASCO Floating Rate Commercial Mortgage
  Trust Pass-Thru Certificates, Series 1998-C3A,
  Class A2, 6.4588%, Due 6/25/15 (b)                         7,579,195          7,586,964
Salomon Brothers Mortgage Securities VII, Inc.
  Asset-Backed Certificates,
  Series 1997-LB2, Class A-4, 7.40%, Due 4/25/27             1,012,164          1,008,050
Salomon Brothers Mortgage Securities VII, Inc.
  Floating Rate Commmercial Mortgage
  Pass-Thru Certificates, Series 2000-FL1,
  Class B, 6.3063%, Due 5/05/01 (b)                         10,000,000          9,989,400
Salomon Brothers Mortgage Securities VII, Inc.
  Mortgage Pass-Thru Certificates:
  Series 1996-LB2, Class A-5, 7.25%,
  Due 10/25/26                                               1,459,045          1,453,435
  Series 1997-HUD1, Class A-2, 7.37%,
  Due 12/25/30                                               7,871,000          7,787,292
Salomon Brothers Mortgage Securities VII, Inc.
  Variable Rate Mortgage Pass-Thru Certificates,
  Series 1992-4, Class A2, 6.9914%, Due 9/25/22                830,501            828,445
Sears Mortgage Securities Corporation Variable
  Rate Mortgage Pass-Thru Certificates,
  Series 1992-21, Class A-2, 7.6769%,
  Due 12/26/22                                                 532,373            531,875
Sears Mortgage Securities Corporation Variable
  Rate Pass-Thru Certificates, Series 1991-1,
  Class A-1, 5.6454%, Due 7/25/21                           13,178,877         12,756,275
Structured Asset Securities Corporation
  Floating Rate Mortgage Pass-Thru
  Certificates, Series 1998-2, Class A, 6.0738%,
  Due 2/25/28                                             $ 11,602,842       $ 11,615,209
Structured Asset Securities Corporation
  Variable Rate Pass-Thru Certificates:
  Series 1994-C1, Class A-3, 6.4938%,
  Due 8/25/26                                                  996,545            997,128
  Series 1995-C4, Class A-2, 6.4288%,
  Due 6/25/26                                                1,598,352          1,598,919
Structured Mortgage Trust Commercial
  Mortgage-Backed Securities, Series 1997-2,
  Class A, 6.7234%, Due 1/30/06 (Acquired
  5/12/98; Cost $14,832,592) (b)                            15,000,000         14,109,450
Summit CBO I, Ltd./Summit CBO I Funding
  Corporation Second Priority Senior Secured
  Floating Rate Bonds, Series 1A, Class B,
  7.0338%, Due 5/23/11 (b)                                   9,580,000          9,425,858
Textron Financial Corporation Receivables
  Trust Asset-Backed Notes, Series 1998-A,
  Class A1, 5.82%, Due 1/15/02 (b)                           5,438,767          5,425,252
Western Federal Savings & Loan Association
  Variable Rate Mortgage Pass-Thru Certificates,
  Series 1991-4, Class A, 7.846%, Due 7/25/21                2,907,327          2,820,107
-----------------------------------------------------------------------------------------
Total Non-Agency Mortgage & Asset-Backed
  Securities (Cost $868,845,487)                                              857,518,133
-----------------------------------------------------------------------------------------
UNITED STATES GOVERNMENT &
  AGENCY ISSUES 10.4%
FHLMC Participation Certificates:
  5.00%, Due 5/01/06                                        25,219,809         23,250,545
  7.00%, Due 7/15/06                                         2,409,145          2,407,856
  7.50%, Due 8/01/04                                        14,090,267         14,090,525
  8.50%, Due 7/01/21                                        10,945,154         11,191,303
  9.00%, Due 1/01/05 thru 9/15/20                           14,075,424         14,550,202
  10.00%, Due 3/15/20                                       11,092,105         11,649,125
  10.50%, Due 5/01/20 thru 11/01/20                          7,645,111          8,461,947
  11.00%, Due 11/01/15 thru 9/01/20                          1,621,873          1,748,036
  11.75%, Due 5/01/11 thru 6/01/11                             692,208            752,088
  12.00%, Due 9/01/11 thru 2/01/15                             322,511            354,760
  12.25%, Due 7/01/15                                          370,617            406,498
  12.50%, Due 2/01/15                                          117,436            130,309
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates:
  8.00%, Due 4/01/17 thru 3/25/21                           27,676,656         27,902,392
  8.75%, Due 9/25/20 thru 12/25/20                          13,549,703         13,944,005
  9.00%, Due 10/01/04 thru 6/01/24                          64,458,471         66,819,923
  9.50%, Due 12/01/09 thru 3/01/21                           9,314,270          9,769,989
  9.75%, Due 3/25/20                                         4,422,371          4,677,391
  10.00%, Due 12/01/09 thru 1/01/10                          6,476,087          6,815,058
  10.50%, Due 8/01/19                                        5,084,898          5,422,059
  13.50%, Due 9/01/14                                           16,564             18,538
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Variable Rate Pass-Thru
  Certificates, 7.049%, Due 12/01/17                         2,560,677          2,641,968
GNMA Guaranteed Pass-Thru Certificates:
  9.50%, Due 12/15/17                                        3,232,850          3,405,687
  10.00%, Due 10/20/17                                       4,738,517          5,016,295
  13.50%, Due 8/15/14 thru 11/15/14                             72,402             83,416
  15.00%, Due 5/15/12 thru 9/15/12                              27,790             32,821
United States Treasury Notes, 5.50%,
  Due 7/31/01                                               16,950,000         16,727,531
-----------------------------------------------------------------------------------------
Total United States Government & Agency
  Issues (Cost $252,479,700)                                                  252,270,267
-----------------------------------------------------------------------------------------

                             STRONG ADVANTAGE FUND (continued)
-----------------------------------------------------------------------------------------
                                                            Shares or
                                                            Principal            Value
                                                              Amount            (Note 2)
-----------------------------------------------------------------------------------------
PREFERRED STOCKS 3.0%
Newscorp Overseas, Ltd. 6.5308% Series B                     1,130,000       $ 20,269,940
Parmalat Capital Finance 7.70% Series B                        200,000          4,600,000
TCI Communications Financing I Trust 8.72%                   1,680,000         42,000,000
TCI Communications Financing II Trust 10.00%                   200,000          5,150,000
-----------------------------------------------------------------------------------------
Total Preferred Stocks (Cost $83,047,522)                                      72,019,940
-----------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 8.4%
Commercial Paper 0.1%
Interest Bearing, Due Upon Demand
Sara Lee Corporation, 5.48%                                  $ 105,700            105,700
Warner Lambert Company, 5.50%                                  554,400            554,400
Wisconsin Electric Power Company, 5.50%                        312,000            312,000
                                                                          ---------------
                                                                                  972,100
CORPORATE BONDS 4.3%
CMS Energy Corporation Notes, Series B,
  7.375%, Due 11/15/00 (c)                                  15,065,000         14,958,958
Deeptech International, Inc. Senior Notes,
  12.00%, Due 12/15/00 (c)                                   8,425,000          8,574,577
Dime Bancorp, Inc. Notes, 6.375%,
  Due 1/30/01 (c)                                           15,000,000         14,782,425
ITT Corporation Notes, 6.25%, Due 11/15/00                  29,425,000         28,941,842
Niagara Mohawk Power Corporation Senior
  Notes, Series B, 7.00%, Due 10/01/00                       4,536,586          4,519,402
Restructured Asset Variable Rate Certificates
  Enhanced Returns, Series 1998-C-9-5,
  7.3513%, Due 6/15/00 (Acquired 9/14/98;
  Cost $20,000,000) (b) (c)                                 20,000,000         19,930,000
WMX Technologies, Inc. Notes, 6.25%,
  Due 10/15/00                                              12,100,000         11,900,265
                                                                          ---------------
                                                                              103,607,469

NON-AGENCY MORTGAGE & ASSET-BACKED SECURITIES 0.9%
DLJ Commercial Mortgage Corporation
  Pass-Thru Certificates, Series 1998-ST2A,
  Class A3, 6.9063%, Due 11/05/00 (b)                       20,846,000         20,866,846
FirstPlus Global Issuance Company/FirstPlus
  Global Issuance Corporation Interest Only
  Asset-Backed Notes, Series 1998-3, Class A
  IO, 5.00%, Due 7/10/00 (b)                                52,159,000            928,952
Master Financial Asset Securitization Trust
  Variable Rate Interest Only Asset-Backed
  Notes, Series 1997-1, Class IO, 9.00%,
  Due 5/20/00                                               26,095,000            415,954
                                                                          ---------------
                                                                               22,211,752

REPURCHASE AGREEMENTS 3.1%
ABN-AMRO Tri-Party (Dated 2/29/00), 5.74%,
  Due 3/01/00 (Repurchase proceeds
  $71,411,384); Collateralized by: United States
  Government & Agency Issues (h)                            71,400,000         71,400,000
Firstar Bank Milwaukee, N.A. (Dated 2/29/00),
  3.50%, Due 3/01/00 (Repurchase proceeds
  $3,300,321); Collateralized by: United States
  Government & Agency Issues (h)                             3,300,000          3,300,000
                                                                          ---------------
                                                                               74,700,000

UNITED STATES GOVERNMENT & AGENCY ISSUES 0.0%
FHLMC Participation Certificates, 11.00%,
  Due 10/01/00                                                 $ 4,742            $ 4,779
United States Treasury Bills, Due 3/02/00
  thru 4/20/00 (c)                                             830,000            824,907
                                                                          ---------------
                                                                                  829,686
-----------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $203,232,894)                              202,321,007
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Total Investments In Securities
  (Cost $2,446,219,202) 99.5%                                               2,403,830,060
Other Assets and Liabilities, Net 0.5%                                         11,102,667
-----------------------------------------------------------------------------------------
NET ASSETS 100.0%                                                          $2,414,932,727
=========================================================================================

FUTURES
-----------------------------------------------------------------------------------------
                                                          Underlying
                                        Expiration        Face Amount        Unrealized
                                           Date            at Value         Depreciation
-----------------------------------------------------------------------------------------
Sold:
1,383 Two-Year U.S. Treasury Notes         6/00         $273,034,455           $25,394
   50 Five-Year U.S. Treasury Notes        6/00            4,854,688            24,041

SWAPS
-----------------------------------------------------------------------------------------
Open Interest Rate Swap contracts at February 29, 2000 consisted of the following:
-----------------------------------------------------------------------------------------
                           Notional
Issuer                      Amount               Interest Sold           Interest Bought
-----------------------------------------------------------------------------------------
CORE, Ltd.
  (Expires 1/16/06)      $14,044,000              3 Month Euro           3 Month USD
                                                  LIBOR + 80 bp          LIBOR + 78 bp

Mashantucket Western      30,000,000                 6.91%               3 Month USD
  Pequot Tribe                                                           LIBOR + 28 bp
  (Expires 9/01/12)

Salomon Brothers, Inc.
  (Expires 9/30/03)     4,400,000               10 Year Constant         3 Month USD
                                               Maturity Treasury         LIBOR + 30 bp
                                                   - 140 bp

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                       February 29, 2000
------------------------------------------------------------------------------------------
                             STRONG MUNICIPAL ADVANTAGE FUND
------------------------------------------------------------------------------------------
                                                                  Shares or
                                                                  Principal       Value
                                                                   Amount        (Note 2)
------------------------------------------------------------------------------------------
MUNICIPAL BONDS 31.8%
ALABAMA 1.6%
Washington County, Alabama Board of Education
  Municipal Project Lease and Option Agreement
  COP, 5.10%, Due 1/31/03                                     $    926,695    $    901,211
West Jefferson Amusement and Public Park
  Authority First Mortgage Revenue - VisionLand
  Alabama Project, 6.00%, Due 2/01/20
  (Putable at $100 on 2/01/02)                                  32,045,000      28,840,500
                                                                              ------------
                                                                                29,741,711

ARKANSAS 0.2%
Little Rock, Arkansas Collateralized IDR -
  Lexicon, Inc. Project, 6.48%, Due 7/01/06                      3,185,000       3,165,094

CALIFORNIA 0.2%
Stanislaus, California Waste-To-Energy Financing
  Agency Solid Waste Facility Revenue
  Refunding - Ogden Martin System, Inc. Project,
  7.625%, Due 1/01/10                                            4,065,000       4,153,332

COLORADO 0.9%
Arapahoe County, Colorado SFMR-IDK
  Partners I Trust Pass-Thru Certificates, 5.25%,
  Due 11/01/19                                                   1,730,317       1,732,635
Denver, Colorado City and County Airport
  Revenue, 8.25%, Due 11/15/12                                   3,500,000       3,645,005
Metropolitan Football Stadium District of
  Colorado Sales Tax Revenue, Zero %,
  Due 1/01/03                                                   12,500,000      10,828,125
                                                                              ------------
                                                                                16,205,765

CONNECTICUT 0.3%
Connecticut HFA Housing Mortgage Finance
  Program:
  4.60%, Due 11/15/18 (c)                                        5,000,000       4,900,000
  7.30%, Due 11/15/03                                              135,000         138,375
Norwich, Connecticut Tax-Exempt Equipment
  Lease, 6.35%, Due 8/01/01                                        733,910         736,662
                                                                              ------------
                                                                                 5,775,037

FLORIDA 0.3%
Capital Projects Finance Authority Solid Waste
  Disposal Revenue Capital Projects Loan
  Program - Peerless Dade, Inc. Project, 7.50%,
  Due 11/01/18                                                   5,000,000       4,625,000

HAWAII 0.5%
Hawaii Department of Budget and Finance
  Special Purpose Revenue - Citizens Utilities
  Company Project, 6.66%, Due 11/01/21                           8,500,000       8,850,625

IDAHO 0.2%
Boise, Idaho Housing Authority Revenue-
  Hobbler Place Project, 5.25%, Due 2/01/02                      4,080,000       4,059,600

ILLINOIS 4.4%
Alton, Illinois Hospital Facilities Revenue
  Refunding - St. Anthony's Health Center
  Project, 5.00%, Due 9/01/01                                      850,000         837,250
Buffalo Grove, Illinois Park District Installment
  Contract Certificates, 5.40%, Due 12/30/04                     6,645,000       6,645,000
Chicago, Illinois O'Hare International Airport
  Special Facilities Revenue - American Airlines,
  Inc. Project, 7.875%, Due 11/01/25                            28,280,000      29,093,898
Chicago, Illinois O'Hare International Airport
  Special Facilities Revenue - United Airlines,
  Inc. Project:
  8.50%, Due 5/01/18                                            17,100,000      17,499,969
  8.85%, Due 5/01/18                                            14,185,000      14,847,581
Illinois DFA PCR Refunding - Commonwealth
  Edison Company Project, 7.25%, Due 6/01/11                     7,225,000       7,495,938
Kane, McHenry, Cook and DeKalb Counties,
  Illinois Community Unit School District
  Number 300 GO Lease Secured COP - School
  Building Project, 6.90%, Due 12/01/04                       $  2,680,000    $  2,780,500
                                                                              ------------
                                                                                79,200,136

INDIANA 0.3%
East Chicago, Indiana School City COP:
  5.10%, Due 7/15/03                                             2,675,000       2,621,500
  5.50%, Due 7/15/02                                             1,740,000       1,735,650
Huntington, Indiana EDR Refunding - Quanex
  Corporation Project, 6.50%, Due 8/01/10                        1,665,000       1,640,025
                                                                              ------------
                                                                                 5,997,175

IOWA 0.0%
Cedar Rapids, Iowa First Mortgage Revenue -
  Cottage Grove Place Project, 5.30%,
  Due 7/01/05                                                      750,000         703,125

KANSAS 0.4%
Kansas City, Kansas Board of Public Utilities
  Master Municipal Lease and Option
  Agreement, 4.47%, Due 5/01/03                                  3,058,273       2,955,056
Kansas City, Kansas Residual Revenue Capital
  Appreciation, Zero %, Due 5/01/12                              1,805,000         712,975
Sedgwick and Shawnee Counties, Kansas SFMR
  Mortgage-Backed Securities Program, 4.70%,
  Due 12/01/08                                                   3,325,000       3,275,125
                                                                              ------------
                                                                                 6,943,156

KENTUCKY 0.4%
Kentucky EDFA Hospital System Refunding and
  Improvement Revenue-Appalachian Regional
  Healthcare, Inc. Project:
  4.85%, Due 10/01/01                                            2,195,000       2,148,356
  5.00%, Due 10/01/02                                            2,300,000       2,225,250
  5.10%, Due 10/01/03                                            2,165,000       2,064,869
                                                                              ------------
                                                                                 6,438,475

LOUISIANA 5.7%
East Baton Rouge, Louisiana Mortgage Finance
  Authority SFMR Refunding-GNMA and
  FNMA Mortgage-Backed Securities Program,
  4.60%, Due 10/01/16                                            1,915,000       1,898,244
Louisiana Health Education Authority
  Revenue Refunding - Lambeth House Project,
  5.25%, Due 1/01/05                                            14,875,000      14,019,688
Louisiana Public Facilities Authority Hospital
  Revenue Refunding - Pendleton Memorial
  Methodist Hospital Project:
  6.75%, Due 6/01/10 (Pre-Refunding at $102
  on 6/01/02)                                                      795,000         782,081
  6.75%, Due 6/01/22                                             2,615,000       2,409,069
Louisiana Public Facilities Authority MFHR -
  Whitten Foundation Project:
  6.75%, Due 4/01/01                                            26,700,000      25,899,000
  7.00%, Due 6/01/01                                            18,150,000      17,787,000
New Orleans, Louisiana Regional Transit
  Authority Lease-Purchase Agreements:
  Lease M98147, 5.50%, Due 5/01/08                              30,567,546      29,268,425
  Lease M98159, 5.50%, Due 5/01/08                               2,875,302       2,753,101
Ouachita Parish, Louisiana IDB, Inc. Revenue
  Refunding - Physicians and Surgeons Medical
  Complex Project, 4.80%, Due 8/01/02                            3,750,000       3,721,875
West Feliciana Parish, Louisiana PCR - Gulf States
  Utilities Company Project, 9.00%, Due 5/01/15                  3,250,000       3,363,165
                                                                              ------------
                                                                               101,901,648

MAINE 0.3%
Maine Finance Authority Solid Waste Disposal
  Revenue - Boise Cascade Corporation Project,
  7.90%, Due 6/01/15                                             5,000,000       5,087,500

------------------------------------------------------------------------------------------
                        STRONG MUNICIPAL ADVANTAGE FUND (continued)
------------------------------------------------------------------------------------------
                                                                  Shares or
                                                                  Principal       Value
                                                                   Amount        (Note 2)
------------------------------------------------------------------------------------------
MASSACHUSETTS 2.9%
Clipper Caravel Tax-Exempt Trust Certificates
  Revenue, 3.75%, Due 10/08/01(c)                             $ 20,793,685    $ 20,663,725
Commonwealth of Massachusetts Department
  of Revenue Tax-Exempt Master Equipment
  Lease, 5.62%, Due 10/01/01                                     1,098,918       1,097,545
Massachusetts Health and EFA Competitive
  Lease Program - Whitehead Institute for
  Biomedical Research Project:
  4.595%, Due 10/15/03                                          25,370,229      25,465,367
  4.698%, Due 5/07/03                                            1,927,957       1,935,187
Northborough, Massachusetts Industrial Finance
  Authority Revenue - Newcorr Packaging, Ltd.
  Project, 4.80%, Due 9/01/02                                    2,630,000       2,606,988
                                                                              ------------
                                                                                51,768,812

MICHIGAN 0.3%
Detroit, Michigan EDC Resource Recovery
  Revenue, 7.00%, Due 5/01/01                                    2,390,000       2,425,850
Koch Financial Corporation Special Purpose
  Lease Tax-Exempt Private Municipal Trust
  Certificates, 4.70%, Due 10/06/03                              3,107,000       3,068,163
                                                                              ------------
                                                                                 5,494,013

MINNESOTA 0.7%
Plymouth, Minnesota Revenue Refunding -
  Carlson Center Project, 7.00%, Due 4/01/12                     3,505,000       3,510,783
Sartell, Minnesota PCR Refunding - Champion
  International Corporation Project, 6.95%,
  Due 10/01/12                                                   9,380,000       9,731,750
                                                                              ------------
                                                                                13,242,533

MISSISSIPPI 0.2%
Jones County, Mississippi Hospital Revenue
  Refunding - South Central Regional Medical
  Center Project, 5.00%, Due 12/01/03                            3,380,000       3,270,150

MISSOURI 0.0%
Springfield, Missouri Land Clearance
  Redevelopment Authority Industrial Revenue -
  University Plaza Project, 5.90%, Due 10/01/01                    580,000         580,000

NEBRASKA 1.3%
Energy America Gas Supply Revenue -
  Metropolitan Utilities District Project, 5.30%,
  Due 4/01/05                                                   15,415,265      15,184,036
Energy America Gas Supply Revenue - Nebraska
  Public Gas Agency Project, 5.10%,
  Due 10/15/05                                                   5,415,633       5,273,472
Omaha Tribe of Nebraska Public Improvements
  Authority GO, 7.50%, Due 6/01/09                               2,590,000       2,534,962
                                                                              ------------
                                                                                22,992,470

NEVADA 0.1%
Reno-Sparks, Nevada Convention and Visitors
  Authority Limited Obligation Refunding,
  6.25%, Due 11/01/01                                            1,540,000       1,553,475

NEW YORK 0.4%
New York Mortgage Agency Homeowner
  Mortgage Revenue, 4.75%, Due 10/01/21                          7,200,000       7,092,000

OHIO 1.4%
Ohio Department of Transportation COP -
  Rickenbacker Port Project, 6.125%,
  Due 4/15/15                                                      375,000         386,250
Ohio HFA Residential Mortgage Revenue -
  Mortgage-Backed Securities Program, 4.65%,
  Due 9/01/20                                                   21,785,000      21,267,606
Youngstown, Ohio City School District Energy
  Conservation Measures, 6.80%, Due 3/15/05                      3,525,000       3,595,500
                                                                              ------------
                                                                                25,249,356

OKLAHOMA 0.7%
Tulsa County, Oklahoma GO, 3.60%,
  Due 11/01/01                                                $  1,925,000    $  1,891,313
Tulsa, Oklahoma Trustees Municipal Airportv
  Trust - American Airlines, Inc. Project, 7.375%,
  Due 12/01/20                                                  11,000,000      11,123,750
                                                                              ------------
                                                                                13,015,063

OREGON 0.4%
Medford, Oregon Municipal Lease-Purchase
  Agreement, 5.00%, Due 5/01/03                                  1,347,305       1,350,673
Multnomah County, Oregon Educational
  Facilities Revenue Refunding - University of
  Portland Project, 4.75%, Due 4/01/01                           2,005,000       2,002,835
Washington County, Oregon Operations Yard
  Facilities Deferred Interest Obligations,
  Zero %, Due 6/01/03                                            4,000,000       3,405,000
                                                                              ------------
                                                                                 6,758,508

PENNSYLVANIA 1.9%
Lehigh County, Pennsylvania General Purpose
  Authority Revenue - KidsPeace Obligated
  Group Project:
  5.50%, Due 11/01/01                                            2,125,000       2,098,437
  5.50%, Due 11/01/02                                            2,240,000       2,195,200
  5.50%, Due 11/01/03                                            2,360,000       2,298,050
  5.50%, Due 11/01/04                                            2,500,000       2,415,625
Montgomery County, Pennsylvania IDA First
  Mortgage Revenue Refunding - The
  Meadowood Corporation Project, 5.15%,
  Due 12/01/03                                                   1,259,000       1,207,066
Philadelphia, Pennsylvania Airport Revenue
  Refunding - Philadelphia Airport System
  Project, 5.50%, Due 6/15/01                                    2,000,000       2,020,000
Philadelphia, Pennsylvania Municipal Authority
  Equipment Revenue, 5.297%, Due 10/01/04                       13,585,754      13,670,665
Pittsburgh, Pennsylvania Urban Redevelopment
  Authority Mortgage Revenue, 5.15%,
  Due 4/01/21                                                    3,980,000       3,950,150
Scranton, Lackawanna County, Pennsylvania
  Health and Welfare Authority Hospital
  Revenue - Moses Taylor Hospital Project:
  5.25%, Due 7/01/02                                             3,650,000       3,517,688
  5.45%, Due 7/01/03                                             1,350,000       1,287,562
                                                                              ------------
                                                                                34,660,443

PUERTO RICO 0.3%
Commonwealth of Puerto Rico Tax-Exempt
  Lease Certificates, 5.35%, Due 7/15/04                         4,603,202       4,683,758

SOUTH CAROLINA 0.1%
Charleston County, South Carolina Industrial
  Revenue Refunding - Coburg Dairy, Inc.
  Project, 6.875%, Due 10/01/06                                  1,400,000       1,402,198

TENNESSEE 0.4%
Tennessee Housing Development Agency -
  Homeownership Program, Zero %,
  Due 7/01/12                                                   13,010,000       6,748,937

TEXAS 2.6%
Alliance Airport Authority, Inc. Special
  Facilities Revenue - American Airlines, Inc.
  Project, 7.50%, Due 12/01/29                                  10,450,000      10,672,063
Dallas-Fort Worth, Texas International Airport
  Facilities Improvement Corporation
  Revenue - American Airlines, Inc. Project,
  7.50%, Due 11/01/25                                           16,640,000      16,972,800
Falcons Lair, Texas Utility and Reclamation
  District COP, 6.25%, Due 10/15/02                              3,000,000       2,910,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                       February 29, 2000
------------------------------------------------------------------------------------------
                        STRONG MUNICIPAL ADVANTAGE FUND (continued)
------------------------------------------------------------------------------------------
                                                                  Shares or
                                                                  Principal       Value
                                                                   Amount        (Note 2)
------------------------------------------------------------------------------------------
Houston, Texas Airport System Subordinate
  Lien Revenue Refunding, 5.25%,
  Due 7/01/01                                                 $  2,350,000    $  2,367,625
Jefferson County, Texas Health Facilities
  Development Corporation Hospital Revenue -
  Baptist Healthcare System Project, 8.875%,
  Due 6/01/21                                                    2,955,000       2,955,000
Lubbock, Texas HFC SFMR Refunding - GNMA
  Mortgage-Backed Securities Program, 7.00%,
  Due 12/01/20                                                   5,280,000       5,504,400
Texas Department of Housing and Community
  Affairs Residential Mortgage Revenue, 4.80%,
  Due 7/01/18                                                    4,545,000       4,437,056
                                                                              ------------
                                                                                45,818,944

UTAH 0.6%
Eagle Mountain, Utah Gas and Electric Revenue
  BAN, 4.875%, Due 9/01/01                                       2,830,000       2,854,763
Eagle Mountain, Utah Special Improvement
  District Number 98-3 Special Assessment,
  5.50%, Due 12/15/08                                            4,700,000       4,459,125
Salt Lake City, Utah Redevelopment Agency
  Central Business District Neighborhood
  Redevelopment Tax Increment Revenue
  Refunding, 4.75%, Due 10/01/02                                 4,200,000       4,184,250
                                                                              ------------
                                                                                11,498,138

VIRGINIA 0.1%
Arlington County, Virginia COP, 4.458%,
  Due 6/01/01                                                    1,919,748       1,900,550

WASHINGTON 0.5%
Grant County, Washington Public Utility District
  Number 2 Priest Rapids Hydroelectic
  Development Second Series Revenue Refunding:
  Series A, 5.00%, Due 1/01/04                                   2,500,000       2,512,500
  Series B, 5.00%, Due 1/01/04                                   1,385,000       1,385,000
Grant County, Washington Public Utility District
  Number 2 Wanapum Hydroelectric
  Development Second Series Revenue Refunding:
  Series A, 5.00%, Due 1/01/04                                   1,270,000       1,276,350
  Series B, 5.00%, Due 1/01/04                                   1,105,000       1,110,525
Skagit and Whatcom Counties, Washington Public
  Hospital District Number 304 Revenue
  Refunding - Affiliated Health Services Project,
  4.90%, Due 12/01/02                                            2,050,000       2,001,312
Skagit County, Washington Public Hospital
  District Number 1 Revenue Refunding -
  Affiliated Health Services Project, 4.90%,
  Due 12/01/02                                                   1,545,000       1,508,306
                                                                              ------------
                                                                                 9,793,993

WEST VIRGINIA 0.3%
Kanawha County, West Virginia County
  Commission IDR - Union Carbide Chemicals
  and Plastics Company, Inc. Project, 8.00%,
  Due 8/01/20                                                    1,930,000       1,979,620
West Virginia Housing Development Fund
  Housing Finance Revenue, 7.20%,
  Due 11/01/20                                                   2,745,000       2,827,350
                                                                              ------------
                                                                                 4,806,970

WYOMING 0.5%
Wyoming Community HDA Revenue, 3.80%,
  Due 6/01/01                                                    8,200,000       8,087,250
MULTIPLE STATES 0.4%
Municipal Tax-Exempt Trust Certificates, 4.00%,
  Due 3/06/01                                                    6,963,512       6,949,864
------------------------------------------------------------------------------------------
Total Municipal Bonds (Cost $582,421,836)                                      570,214,804
------------------------------------------------------------------------------------------

VARIABLE RATE PUT BONDS 12.9%
CALIFORNIA 0.2%
Santa Rosa, California Housing Authority
  MFHR - Dutton Partners Project, 4.85%,
  Due 9/01/07 (Mandatory Put at $100 on
  9/01/02)                                                    $  3,000,000    $  3,002,040

COLORADO 0.2%
Colorado Health Facilities Authority Revenue
  EXTRAS - Baptist Home Association of the
  Rocky Mountains, Inc. Project, 5.75%,
  Due 8/15/27 (Putable at $100 and Rate Reset
  Effective 8/15/02)                                             3,000,000       3,013,560

FLORIDA 3.6%
Florida Housing Finance Agency MFHR -
  Cypress Lake Apartment Project, 5.75%,
  Due 12/01/07 (Mandatory Put at $100 on
  12/01/02)                                                        200,000         201,500
Municipal Mortgage & Equity LLC MFHR
  Certificates, 4.95%, Due 8/15/23 (Mandatory
  Put at $100 on 8/15/05)                                       67,000,000      65,241,250
                                                                              ------------
                                                                                65,442,750

GEORGIA 0.2%
Decatur County, Georgia Bainbridge IDA IDR -
  John B. Sanfilippo & Son, Inc. Project,
  5.375%, Due 6/01/17 (Mandatory Put at $100
  on 6/01/02)                                                    2,870,000       2,871,062

ILLINOIS 4.2%
Chicago, Illinois MFHR - Chicago Beach
  Apartments Project, 5.50%, Due 2/01/17
  (Mandatory Put at $100 on 2/01/02)                             2,810,000       2,813,906
Illinois Health Facilities Authority Revenue
  EXTRAS - Covenant Retirement Communities,
  Inc. Project, 5.25%, Due 12/01/22 (Putable at
  $100 and Rate Reset Effective 12/01/02)                        3,500,000      3,465,000
Lakemoor, Illinois MFHR - Lakemoor
  Apartments Project, 5.35%, Due 12/01/20
  (Mandatory Put at $100 on 9/04/01)                            50,000,000      50,000,000
Robbins, Illinois Resource Recovery Revenue
  Refunding - Robbins Resource Recovery
  Partners, 4.90%, Due 10/15/17 (Mandatory
  Put at $100 on 10/15/02)                                      20,350,000      19,459,687
                                                                              ------------
                                                                                75,738,593

MARYLAND 0.1%
Maryland Health and Higher EFA First Mortgage
  Revenue - Peninsula United Methodist Homes,
  Inc. Project, 5.25%, Due 10/01/28 (Putable at
  $100 and Rate Reset Effective 10/01/03)                        1,850,000       1,771,375

MICHIGAN 1.1%
Michigan Strategic Fund Limited Obligation
  Revenue Refunding - Detroit Edison Company
  Project, 4.70%, Due 9/01/29 (Mandatory Put at
  $100 on 9/01/01)                                              20,000,000      19,950,000

NEW JERSEY 0.7%
New Jersey EDA Senior Mortgage Revenue
  Refunding EXTRAS - Arbor Glen of
  Bridgewater Project, 5.375%, Due 5/15/32
  (Putable at $100 and Rate Reset Effective
  5/15/04)                                                      12,500,000      11,953,125

NEW YORK 0.3%
Amherst, New York Industrial Development
  Agency Revenue - Asbury Pointe, Inc. Project,
  5.25%, Due 2/01/35 (Mandatory Put at $100
  on 2/01/04)                                                    5,000,000       4,756,250

------------------------------------------------------------------------------------------
                        STRONG MUNICIPAL ADVANTAGE FUND (continued)
------------------------------------------------------------------------------------------
                                                                  Shares or
                                                                  Principal       Value
                                                                   Amount        (Note 2)
------------------------------------------------------------------------------------------
OHIO 1.0%
Ohio Water Development Authority Facilities
  PCR Refunding - Ohio Edison Company
  Project, 4.25%, Due 6/01/33 (Mandatory Put
  at $100 on 6/01/01)                                         $ 18,000,000    $ 17,730,000

PENNSYLVANIA 0.5%
Chester County, Pennsylvania Health and
  Education Facilities Authority Revenue -
  Barclay Friends Project, 4.60%, Due 8/01/25
  (Mandatory Put at $100 on 8/01/02)                             2,430,000       2,402,662
Montgomery County, Pennsylvania IDA First
  Mortgage Revenue Refunding EXTRAS -
  The Meadowood Corporation Project, 5.50%,
  Due 12/01/19 (Putable at $100 and Rate Reset
  Effective 12/01/02)                                            4,000,000       3,885,000
Philadelphia, Pennsylvania IDA Health Care
  Facilities Revenue EXTRAS - Pauls Run Project,
  5.125%, Due 5/15/28 (Putable at $100 and Rate Reset
  Effective 5/15/03)                                             2,000,000       1,925,000
                                                                              ------------
                                                                                 8,212,662

SOUTH CAROLINA 0.1%
Charleston County, South Carolina First
  Mortgage Health Facilities Revenue - The
  Episcopal Church Home Project, 5.30%,
  Due 4/01/27 (Putable at $100 and Rate Reset
  Effective 10/01/02)                                            3,000,000       2,928,750

TENNESSEE 0.1%
Shelby County, Tennessee Health, Educational
  and Housing Facility Board Health Care
  Facilities Revenue EXTRAS - Kirby Pines
  Retirement Community Project, 5.50%,
  Due 11/15/27 (Putable at $100 and Rate Reset
  Effective 11/15/02)                                            2,450,000       2,382,625

TEXAS 0.4%
Abilene, Texas Health Facilities Development
  Corporation Retirement Facilities Revenue
  EXTRAS - Sears Methodist Retirement System
  Obligated Group Project, 5.25%, Due 11/15/28
  (Putable at $100 and Rate Reset Effective
  11/15/03)                                                      6,070,000       5,789,263
North Central Texas Health Facilities
  Development Corporation Health Facility
  Development Revenue EXTRAS - C.C. Young
  Memorial Home Project, 5.00%, Due 2/15/28
  (Putable at $100 and Rate Reset Effective
  2/15/03)                                                       1,575,000       1,523,812
                                                                              ------------
                                                                                 7,313,075

VIRGINIA 0.2%
Rockingham County, Virginia IDA Residential
  Care Facility First Mortgage Revenue - Virginia
  Mennonite Retirement Community Project,
  5.10%, Due 4/01/32 (Putable at $100 and Rate
  Reset Effective 4/01/03)                                       4,250,000       4,106,563
------------------------------------------------------------------------------------------
Total Variable Rate Put Bonds (Cost $235,596,625)                              231,172,430
------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (A) 52.9%
MUNICIPAL BONDS 8.1%
CALIFORNIA 0.1%
Kern County, California IDA IDR - Hancor, Inc.
  Project, 7.80%, Due 9/01/00                                      500,000         509,705
Valley Health System Hospital Revenue -
  Refunding and Improvement Project,
  5.50%, Due 5/15/00                                               740,000         738,831
                                                                              ------------
                                                                                 1,248,536

COLORADO 0.1%
Central City, Gilpin County, Colorado Excise Tax
  Refunding, 5.40%, Due 12/01/00                              $  1,100,000    $  1,105,885

GUAM 0.1%
Guam Airport Authority General Revenue,
  6.00%, Due 10/01/00                                            1,900,000       1,913,300

ILLINOIS 0.4%
Alton, Illinois Hospital Facilities Revenue
  Refunding - St. Anthony's Health Center
  Project, 5.15%, Due 9/01/00                                    1,355,000       1,356,626
Eureka, Illinois Educational Facilities Revenue -
  Eureka College Project:
  5.25%, Due 1/01/01                                               660,000         654,588
  5.25%, Due 1/01/19 (Putable at $100 on
  1/01/01)                                                       3,330,000       3,302,694
Romeoville, Will County, Illinois COP, 7.30%,
  Due 12/01/00                                                   2,000,000       2,045,080
                                                                              ------------
                                                                                 7,358,988

KENTUCKY 0.1%
Kentucky EDFA Hospital System Refunding and
  Improvement Revenue - Appalachian Regional
  Healthcare, Inc. Project, 4.70%, 10/01/00                      2,085,000       2,069,029

LOUISIANA 0.6%
Louisiana Public Facilities Authority MFHR -
  Whitten Foundation Project, 7.00%,
  Due 12/01/00                                                  11,665,000      11,198,400

MASSACHUSETTS 0.4%
Commonwealth of Massachusetts Department
  of Revenue Tax-Exempt Master Equipment
  Lease, 5.085%, Due 10/01/00                                      414,874         414,123
Massachusetts Health & EFA Revenue -
  Eye & Ear Infirmary Project, 4.00%,
  Due 7/01/00                                                    2,000,000       1,991,261
Massachusetts Housing Finance Agency
  Construction Loan Notes, 4.80%, Due 08/01/00                   4,000,000       4,005,360
Massachusetts Industrial Finance Agency
  Industrial Revenue - John T. Spinelli Project,
  7.00%, Due 11/01/00                                              810,797         810,797
                                                                              ------------
                                                                                 7,221,541

MINNESOTA 0.4%
Monticello, Minnesota Housing and
  Redevelopment Authority Revenue -
  Temporary Public Project, 4.50%, Due 2/01/01                   6,500,000       6,500,325

NEW JERSEY 1.8%
East Orange, New Jersey BAN, 5.65%,
  Due 6/30/00                                                   23,830,000      23,859,080
East Orange, New Jersey TAN, 5.99%,
  Due 8/15/00                                                    7,500,000       7,563,900
South Amboy, New Jersey Housing Authority
  Housing Revenue - Shore Gate Village
  Grand Project, 6.00%, Due 8/01/00
  (Defaulted Effective 12/21/99)                                 2,761,443       1,518,794
                                                                              ------------
                                                                                32,941,774

NEW YORK 2.2%
Nassau County, New York BAN, 4.25%,
  Due 5/16/00                                                   10,000,000       9,999,700
Nassau County, New York RAN, 3.75%,
  Due 3/15/00                                                   20,000,000      19,998,200
Niagara Falls, New York City School District
  RAN, 4.75%, Due 12/08/00                                       9,500,000       9,531,825
                                                                              ------------
                                                                                39,529,725

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                       February 29, 2000
------------------------------------------------------------------------------------------
                        STRONG MUNICIPAL ADVANTAGE FUND (continued)
------------------------------------------------------------------------------------------
                                                                  Shares or
                                                                  Principal       Value
                                                                   Amount        (Note 2)
------------------------------------------------------------------------------------------
OHIO 1.7%
American Municipal Power-Ohio, Inc. BAN,
  5.25%, Due 1/19/01                                          $ 30,000,000    $ 29,903,400

PENNSYLVANIA 0.1%
Philadelphia, Pennsylvania Hospitals and Higher
  EFA Revenue - Northwestern Corporation
  Project, 8.375%, Due 6/01/04 (Pre-Refunding
  at $102 on 6/01/00)                                            1,280,000       1,318,157

UTAH 0.0%
Salt Lake City, Utah IDR Refunding - JTM
  Foothill Village Project, 7.125%, Due 12/01/00                   830,000         842,035

WISCONSIN 0.1%
Lake Como Sanitary District Number 1 BAN,
  4.50%, Due 6/01/00                                             2,350,000       2,351,433
                                                                              ------------
Total Municipal Bonds                                                          145,502,528

TAXABLE MUNICIPAL BONDS 0.0%
ARIZONA 0.0%
Pima County, Arizona IDA MFHR - Casa Loma
  Apartments and Old Farm Project, 9.00%,
  Due 1/01/01                                                       50,000          49,261

VARIABLE RATE PUT BONDS 8.6%
ARIZONA 1.2%
Pima County, Arizona IDA MFHR - Casa Loma
  Apartments Project, 5.50%, Due 1/01/34
  (Mandatory Put at $100 on 1/01/01)                            20,845,000      20,652,809

CALIFORNIA 4.4%
California Statewide Communities Development
  Authority MFHR - Discovery Commons
  Project, 5.375%, Due 1/25/31 (Mandatory
  Put at $100 on 6/15/00)                                        6,755,000       6,755,540
California Statewide Communities Development
  Authority MFHR - Lancaster Manor
  Apartments Project, 5.375%, Due 12/25/30
  (Mandatory Put at $100 on 6/15/00)                             9,650,000       9,666,694
California Statewide Communities Development
  Authority MFHR - Ocotillo Project, 5.50%,
  Due 1/25/31 (Mandatory Put at $100
  on 6/15/00)                                                    6,150,000       6,154,059
California Statewide Communities Development
  Authority MFHR - Van Nuys Pierce Park
  Project, 5.50%, Due 1/25/31 (Mandatory
  Put at $100 on 6/15/00)                                       13,595,000      13,604,381
San Bernardino County, California MFHR
  Refunding - Casa Del Rio Apartments Project,
  5.50%, Due 8/25/29 (Mandatory Put at $100
  on 9/25/00):
  Phases I and IV                                               13,010,000      12,970,580
  Phases II and III                                             10,180,000      10,149,155
San Bernardino County, California MFHR
  Refunding - Nova Project, 5.50%, Due 8/25/29
  (Mandatory Put at $100 on 6/15/00)                            14,486,461      14,489,648
San Bernardino County, California MFHR
  Refunding - VLG Green Project, 5.50%,
  Due 1/25/31 (Mandatory Put at
  $100 on 6/15/00)                                               5,294,000       5,295,165
                                                                              ------------
                                                                                79,085,222

FLORIDA 1.0%
Escambia County, Florida Housing Corporation
  Housing Revenue - Royal Arms Project, 7.00%,
  Due 7/01/17 (Mandatory Put at $100 on
  3/31/00)                                                       9,030,000       8,307,600
Escambia County, Florida Housing Corporation
  Housing Revenue - Wellington Arms Project,
  7.375%, Due 9/01/16 (Mandatory Put at $100
  on 3/31/00)                                                 $ 10,650,000    $ 10,011,000
                                                                             -------------
                                                                                18,318,600

INDIANA 1.0%
Anderson, Indiana MFHR - Cross Lakes
  Apartments Project, 5.625%, Due 7/01/33
  (Mandatory Put at $100 on 7/01/00)                             8,430,000       8,405,131
Indianapolis, Indiana MFHR - Covered Bridge
  Project, 5.50%, Due 4/01/30 (Mandatory
  Put at $100 on 4/01/00)                                        9,780,000       9,780,000
                                                                             -------------
                                                                                18,185,131

MASSACHUSETTS 0.3%
Massachusetts Health & EFA Revenue -
  Hebrew College Project, 4.85%, Due 7/01/31
  (Putable at $100 and Rate Reset Effective
  3/15/00)                                                       5,000,000       5,001,400

MISSISSIPPI 0.0%
Moss Point, Mississippi Redevelopment
  Authority Urban Development
  Revenue - Jackson County Motel Project,
  5.50%, Due 8/01/05 (Putable at $100 and
  Rate Reset Effective 8/01/00)                                    475,000         476,514

OHIO 0.1%
Wood County, Ohio EDR - Hammill
  Manufacturing Company Project, 4.55%,
  Due 6/01/14 (Putable at $100 and Rate Reset
  Effective 6/01/00)                                             1,015,000       1,014,361

TEXAS 0.6%
Ivy Walk Apartments Trust Pass-Thru
  Certificates, 5.50%, Due 3/01/07 (Mandatory
  Put at $100 on 3/01/00)                                        6,650,000       6,650,133
Texarkana, Texas HFC MFHR - Tanglewood
  Terrace Apartments, 5.50%, Due 6/01/29
  (Mandatory Put at $100 on 6/01/00)                             4,215,000       4,224,905
                                                                             -------------
                                                                                10,875,038
                                                                             -------------
Total Variable Rate Put Bonds                                                  153,609,075

ANNUAL PUT BONDS 6.0% (d)
CALIFORNIA 0.1%
Huntington Park, California Redevelopment
  Agency IDR - Huntington Park Project,
  4.90%, Due 8/01/00 (e)                                         1,140,000       1,140,000

MISSISSIPPI 0.2%
Warren County, Mississippi Solid Waste
  Disposal Revenue - International Paper
  Company Project, 3.85%, Due 3/01/00 (e)                        3,700,000       3,699,963

OHIO 0.1%
Sharonville, Ohio IDR - Ralston Purina
  Company Project, 4.10%, Due 12/01/00 (e)                       1,000,000       1,000,000

SOUTH DAKOTA 0.4%
Sioux Falls, South Dakota EDR Refunding - City
  Centre Hotel Corporation Project, 7.00%,
  Due 12/01/00 (e)                                               7,662,098       7,662,098

                   STRONG MUNICIPAL ADVANTAGE FUND (CONTINUED)

                                                                Shares or
                                                                Principal       Value
                                                                 Amount        (Note 2)
-----------------------------------------------------------------------------------------
TEXAS 5.2%
Brazos River Authority Collateralized PCR
  Refunding - Texas Utilities Electric Company
  Project, 4.15%, Due 6/19/00 (e)                             $45,000,000  $   44,955,000
Brazos River Authority PCR Refunding - Texas
  Utilities Electric Company Project, 3.70%,
  Due 4/01/00 (e)                                              45,000,000      44,964,450
Tarrant County, Texas HFC MFHR - Windrush
  Project, 6.00%, Due 10/01/00 (e)                              3,780,000       3,812,243
                                                                           --------------
                                                                               93,731,693
                                                                           --------------
Total Annual Put Bonds                                                        107,233,754

SEMI-ANNUAL VARIABLE RATE PUT BONDS 0.5% (d)
KENTUCKY 0.5%
Morgantown, Kentucky IDR - Flex Sumitomo
  Electric Wiring System Project, 4.75%,
  Due 4/01/00                                                  10,000,000       9,998,800

QUARTERLY VARIABLE RATE PUT BONDS 1.4% (d)
OKLAHOMA 0.6%
Oklahoma Industries Authority Hospital
  Revenue - Deaconess Health Care Corporation
  Project, 5.50%, Due 4/01/00                                  10,000,000      10,000,000

WASHINGTON 0.8%
Washington Housing Finance Commission
  SFMR Refunding:
  Series S-5A, 5.00%, Due 3/01/00                               5,615,000       5,615,000
  Series S-6A, 5.00%, Due 3/01/00                               8,875,000       8,875,000
                                                                           --------------
                                                                               14,490,000
                                                                           --------------
Total Quarterly Variable Rate Put Bonds                                        24,490,000

MONTHLY VARIABLE RATE PUT BONDS 1.9% (d)
ARIZONA 0.2%
USBI Trust Pass-Thru Certificates, 4.875%,
  Due 4/01/00                                                   3,222,555       3,222,555

LOUISIANA 0.6%
Calcasieu Parish, Louisiana Memorial Hospital
  Service District Hospital Revenue - Lake Charles
  Memorial Hospital Project, 4.85%,
  Due 4/01/00                                                  10,905,000      10,905,000

MASSACHUSETTS 0.6%
Massachusetts Industrial Finance Agency
  Industrial Revenue - New England Milling
  Company Project, 5.00%, Due 4/01/00                          10,000,000      10,000,000

MISSOURI 0.2%
Desloge, Missouri IDA IDR Refunding - National
  Healthcorp Project, 5.00%, Due 4/01/00                        1,850,000       1,850,000
Dunklin County, Missouri IDA IDR Refunding -
  National Healthcorp Project, 5.00%,
  Due 4/01/00                                                   2,355,000       2,355,000
                                                                           --------------
                                                                                4,205,000
PENNSYLVANIA 0.1%
Elk County, Pennsylvania IDA Flexible Mode IDR
  Refunding - Stackpole Corporation Project,
  4.30%, Due 4/01/00                                            2,750,000       2,750,000

TENNESSEE 0.2%
Knox County, Tennessee IDB IDR - Spartan Food
  Systems, Inc. Project, 7.50%, Due 4/01/00                     1,500,000       1,503,750
Maryville, Tennessee IDB IDR - Spartan Food
  Systems, Inc. Project, 7.50%, Due 4/01/00                     1,500,000       1,502,985
                                                                           --------------
                                                                                3,006,735
                                                                           --------------
Total Monthly Variable Rate Put Bonds                                          34,089,290

WEEKLY VARIABLE RATE PUT BONDS 17.8% (d)
ALABAMA 0.4%
Florence, Alabama IDB IDR - Nichols Wire, Inc.
  Project, 4.46%, Due 3/08/00                                 $ 2,570,000  $    2,570,000
Grove Hill, Alabama IDB IDR - Hamilton Woods
  Veneer Project, 4.65%, Due 3/08/00                            4,900,000       4,900,000
                                                                           --------------
                                                                                7,470,000

ARKANSAS 0.1%
Searcy, Arkansas IDR - Yarnell Ice Cream
  Company Project, 4.35%, Due 3/08/00                           2,600,000       2,600,000

CALIFORNIA 1.0%
California Statewide Communities Development
  Authority MFHR Refunding - Poinsettia
  Apartments Project, 5.05%, Due 3/08/00                        5,000,000       5,000,000
Orange County, California Apartment
  Development Revenue - Park Place Apartments
  Project, 5.40%, Due 3/08/00                                   7,700,000       7,700,000
Pasadena, California Community Development
  Commission COP:
  Kings Plaza Project, 5.15%, Due 3/08/00                       1,170,000       1,170,000
  Lake/Washington Neighborhood Shopping
  Center Project, 5.15%, Due 3/08/00                            3,415,000       3,415,000
                                                                           --------------
                                                                               17,285,000

COLORADO 1.7%
Arapahoe County, Colorado IDR - Denver
  JetCenter, Inc. Project, 5.25%, Due 3/08/00                   1,600,000       1,600,000
Denver, Colorado City and County MFHR
  Refunding - The Seasons Apartment Project,
  5.51%, Due 3/08/00                                           28,400,000      28,400,000
                                                                           --------------
                                                                               30,000,000

GEORGIA 2.5%
Floyd County, Georgia Development Authority
  PCR Refunding - Inland-Rome Project, 4.50%,
  Due 3/08/00                                                   4,735,000       4,735,000
Georgia Municipal Gas Authority Gas Revenue -
  Gas Portfolio II Project, 5.15%, Due 3/08/00                 28,400,000      28,398,012
Jefferson, Georgia Development Authority IDR -
  Sumitomo Plastics America, Inc. Project,
  4.95%, Due 3/08/00                                            5,000,000       5,000,000
Rockdale County, Georgia Development
  Authority IDR - Takabashi Works UAA, Inc.
  Project, 5.35%, Due 3/08/00                                   6,065,000       6,065,000
                                                                           --------------
                                                                               44,198,012

HAWAII 1.0%
Hawaii HFA HDA Corporation Revenue - Rental
  Housing System Project, 4.65%, Due 3/08/00                   18,800,000      18,800,000

ILLINOIS 2.6%
Illinois DFA IDR - Miyano Machy USA, Inc.
  Project, 5.85%, Due 3/08/00                                   7,250,000       7,250,000
Illinois DFA MFHR Refunding -
  Cobbler Square Project, 5.40%, Due 3/08/00                    7,400,000       7,400,000
Illinois DFA MFHR Refunding -
  Orleans-Illinois Project, 4.65%, Due 3/08/00                 29,020,000      29,020,000
Salem, Illinois IDR-Americana Building Products
  Project, 5.00%, Due 3/08/00                                   2,360,000       2,360,000
                                                                           --------------
                                                                               46,030,000

KANSAS 0.8%
Hays, Kansas Manufacturing Facilities
  Development Revenue - Yuasa Exide Battery
  Corporation Project, 5.90%, Due 3/08/00                       9,500,000       9,500,000
Kansas City, Kansas Private Activity Revenue
  Refunding - Inland Container Corporation
  Project, 4.50%, Due 3/08/00                                   5,200,000       5,200,000
                                                                           --------------
                                                                               14,700,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                      February 29, 2000
-----------------------------------------------------------------------------------------
                   STRONG MUNICIPAL ADVANTAGE FUND (CONTINUED)
-----------------------------------------------------------------------------------------
                                                                Shares or
                                                                Principal       Value
                                                                 Amount        (Note 2)
-----------------------------------------------------------------------------------------
KENTUCKY 0.4%
Hopkinsville, Kentucky IDR - Douglas Autotech
  Corporation Project, 5.85%, Due 3/08/00                     $ 6,900,000  $    6,900,000

LOUISIANA 0.1%
Louisiana Local Government Environmental
  Facilities & Community Development
  Authority Revenue - Cospolich, Inc. Project,
  4.60%, Due 3/08/00                                            2,100,000       2,100,000

MINNESOTA 1.0%
Delano, Minnesota IDR - Solar Plastics, Inc.
  Project, 4.60%, Due 3/08/00                                   1,900,000       1,900,000
Edina, Minnesota MFMR Refunding - Vernon
  Terrace Project, 4.60%, Due 3/08/00                           6,225,000       6,225,000
North Suburban Hospital District CDR
  Refunding - Excel Realty Partners Project,
  4.65%, Due 3/08/00                                            5,500,000       5,500,000
Rochester, Minnesota IDR Refunding - Seneca
  Foods Corporation Project, 4.15%,
  Due 3/08/00                                                   4,675,000       4,675,000
                                                                           --------------
                                                                               18,300,000

MISSOURI 1.4%
Jefferson County, Missouri IDA IDR Refunding -
  Festus Manor Nursing Home Project, 4.73%,
  Due 3/08/00                                                   1,475,000       1,475,000
Missouri Development Finance Board
  Infrastructure Facilities Revenue - Kansas City,
  Missouri-Midtown Redevelopment Project,
  5.85%, Due 3/08/00                                           17,800,000      17,800,000
St. Louis County, Missouri IDA Revenue - Allied
  Ring Project, 5.30%, Due 3/08/00                              3,375,000       3,375,000
St. Louis, Missouri Port Authority IDR
  Refunding - Italgrani USA, Inc. Project, 5.90%,
  Due 3/08/00                                                   2,600,000       2,600,000
                                                                           --------------
                                                                               25,250,000

NEW YORK 0.6%
Ontario County, New York IDA IDR Refunding -
  Seneca Foods Corporation Project, 4.15%,
  Due 3/08/00                                                   5,185,000       5,185,000
Wayne County, New York IDA IDR - Seneca Foods
  Corporation Project, 4.15%, Due 3/08/00                       5,060,000       5,060,000
                                                                           --------------
                                                                               10,245,000

NORTH CAROLINA 0.5%
Guilford County, North Carolina Industrial
  Facilities and PCFA Revenue - High Point
  Chemical Project, 4.80%, Due 3/08/00                          3,000,000       3,000,000
Mecklenburg County, North Carolina Industrial
  Facilities and PCFA Industrial Revenue - Okaya
  Shinnichi Corporation of America Project,
  5.40%, Due 3/08/00                                            3,290,000       3,290,000
New Hanover County, North Carolina Industrial
  Facilities Revenue - Wilmington Machinery, Inc.
  Project, 4.20%, Due 3/08/00                                     765,000         765,000
Wake County, North Carolina Industrial
  Facilities and PCFA IDR - Aeroglide
  Corporation Project, 4.20%, Due 3/08/00                       1,350,000       1,350,000
                                                                           --------------
                                                                                8,405,000

OHIO 0.1%
Trumbull County, Ohio IDR - ATD Corporation
  Project, 5.25%, Due 3/08/00                                   1,120,000       1,120,000

PENNSYLVANIA 0.4%
Columbia County, Pennsylvania IDA IDR -
  Kleerdex Company Project, 5.50%,
  Due 3/08/00                                                   6,500,000       6,500,000

SOUTH CAROLINA 0.5%
South Carolina Jobs EDA EDR - Advanced
  Automation, Inc. Project, 4.46%, Due 3/08/00                  3,800,000       3,800,000
South Carolina Jobs EDA EDR - Para-Chem
  Southern, Inc. Project, 4.46%, Due 3/08/00                    5,000,000       5,000,000
                                                                           --------------
                                                                                8,800,000

TENNESSEE 0.9%
Anderson County, Tennessee IDB Revenue -
  Becromal of America, Inc. Project, 4.45%,
  Due 3/08/00                                                   1,965,000       1,965,000
Dickson, Tennessee Health, Educational &
  Housing Facilities Board MFHR - Autumn Park
  Apartments Project, 4.60%, Due 3/08/00                        5,000,000       5,000,000
Hamilton County, Tennessee IDB MFHR - The
  Waterford Place Apartments Project, 4.72%,
  Due 3/08/00                                                   9,600,000       9,600,000
                                                                           --------------
                                                                               16,565,000

TEXAS 1.0%
Angelina and Neches River Authority Refunding -
  Temple-Inland Forest Products Corporation
  Project, 4.50%, Due 3/08/00                                   7,350,000       7,350,000
Harris County, Texas HFC MFHR - Torrey Chase
  Apartments Project, 4.67%, Due 3/08/00                        5,420,000       5,420,000
Waller County, Texas IDC IDR - McKesson Water
  Products Projects, 4.95%, Due 3/08/00                         6,000,000       6,000,000
                                                                           --------------
                                                                               18,770,000

WASHINGTON 0.3%
Lummi Nation, Washington Revenue - Life
  Assisted Living Project, 4.70%, Due 3/08/00                   1,655,000       1,655,000
Yakima, Washington Housing Authority
  Revenue - Klickitat Valley Hospital Project,
  4.60%, Due 3/08/00                                            3,215,000       3,215,000
                                                                           --------------
                                                                                4,870,000

WISCONSIN 0.5%
Janesville, Wisconsin IDR Refunding - Seneca
  Foods Corporation Project, 4.15%,
  Due 3/08/00                                                   7,710,000       7,710,000
Menomonee Falls, Wisconsin IDR - Butler Paper
  Company Project, 4.90%, Due 3/08/00                           2,000,000       2,000,000
                                                                           --------------
                                                                                9,710,000
                                                                           --------------
Total Weekly Variable Rate Put Bonds                                          318,618,012

DAILY VARIABLE RATE PUT BONDS 4.6% (d)
DISTRICT OF COLUMBIA
District of Columbia Revenue:
  Tranche 1, 5.30%, Due 3/01/00                                30,500,000      30,500,000
  Tranche 2, 5.30%, Due 3/01/00                                20,000,000      20,000,000
  Tranche 3, 5.30%, Due 3/01/00                                32,000,000      32,000,000
                                                                           --------------
                                                                               82,500,000

MUNICIPAL MONEY MARKET FUNDS 4.0%
MULTIPLE STATES
Strong Municipal Money Market Fund (g)                         71,400,000      71,400,000
-----------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $950,797,773)                              947,490,720
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Total Investments in Securities (Cost $1,768,816,234) 97.6%                 1,748,877,954
Other Assets and Liabilities, Net 2.4%                                         43,293,550
-----------------------------------------------------------------------------------------
Net Assets 100.0%                                                          $1,792,171,504
=========================================================================================

FUTURES
-------------------------------------------------------------------------------------------
                                                                  Underlying
                                                  Expiration      Face Amount   Unrealized
                                                     Date          at Value    Depreciation
-------------------------------------------------------------------------------------------
Sold:
  65 Municipal Bond Futures                          3/00         $6,063,281      $80,625

--------------------------------------------------------------------------------
                           STRONG HERITAGE MONEY FUND
--------------------------------------------------------------------------------

                                                                                Principal      Yield to      Maturity   Amortized
                                                                                 Amount        Maturity      Date (d)  Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT 0.9%
Royal Bank of Canada, 5.15%                                                   $13,000,000        5.19%       3/21/00   $12,999,795
------------------------------------------------------------------------------------------------------------------------------------
Total Certificates of Deposit                                                                                           12,999,795
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER 88.3%
AES Barbers Point, Inc.                                                         2,100,000        5.80        3/31/00     2,089,850
AESOP Funding Corporation (b)                                                   9,400,000        5.87        4/06/00     9,344,822
Abbey National North America Corporation                                        9,000,000        5.90        3/09/00     8,988,200
Alliance & Leicester PLC (b)                                                    8,000,000        5.84        4/24/00     7,929,920
                                                                               13,200,000        5.85        4/11/00    13,112,055
American Honda Finance Corporation                                              5,000,000        5.82        4/10/00     4,967,667
                                                                                6,000,000        5.90        5/01/00     5,940,017
Ascot Capital Corporation (b)                                                  12,250,000        5.82        3/16/00    12,220,294
                                                                                8,000,000        5.86        4/10/00     7,947,911
Asset Backed Capital Finance, Inc. (b)                                         11,500,000        5.92        4/24/00    11,397,880
Atlantis One Funding Corporation                                                9,567,000        5.90        5/03/00     9,468,221
                                                                                5,900,000        5.90        5/05/00     5,837,149
Avon Capital Corporation (b)                                                   12,125,000        5.78        3/13/00    12,101,639
                                                                                3,830,000        5.85        4/18/00     3,800,126
Banque Nationale de Paris Canada                                               10,000,000        5.80        3/01/00    10,000,000
Barton Capital Corporation (b)                                                 10,000,000        5.85        4/04/00     9,944,750
  `                                                                             5,450,000        5.85        4/10/00     5,414,575
                                                                                3,000,000        5.87        4/06/00     2,982,390
Bavaria Universal Funding Corporation (b)                                      10,450,000        5.82        3/24/00    10,411,143
Beta Finance, Inc. (b)                                                          5,000,000        5.93        5/22/00     4,932,464
Blue Ridge Asset Funding Corporation (b)                                       10,000,000        5.80        3/03/00     9,996,778
                                                                                9,600,000        5.95        5/19/00     9,474,653
Brazos River/Brazoria County, Texas Harbor Navigational District Revenue        6,000,000        5.92        4/12/00     6,000,000
British Aerospace North America, Inc. (b)                                      13,000,000        5.81        3/01/00    13,000,000
                                                                                3,000,000        5.90        3/06/00     2,997,542
                                                                                2,675,000        6.10        3/10/00     2,670,921
British Telecommunications PLC                                                 17,655,000        5.88        5/04/00    17,470,446
                                                                                3,845,000        6.17       11/13/00     3,675,640
CBA Finance, Inc.                                                               8,000,000        5.89        5/10/00     7,908,378
CC USA, Inc. (b)                                                               20,000,000        6.05        8/15/00    19,438,694
Calcasieu Parish, Inc. Louisiana IDB Environmental Revenue                      8,000,000        5.92        4/24/00     8,000,000
California PCFA Environmental Improvement Revenue (b)                          14,300,000        5.84        3/09/00    14,300,000
                                                                                7,000,000        5.89        4/12/00     7,000,000
Centric Capital Corporation (b)                                                 1,525,000        6.10        3/07/00     1,523,450
Certain Funding Corporation (b)                                                11,000,000        5.82        3/10/00    10,983,995
                                                                                9,700,000        5.93        5/02/00     9,600,936
Cogentrix of Richmond, Inc.                                                     7,000,000        5.80        3/09/00     6,990,978
Compass Securitization LLC (b)                                                  1,750,000        5.81        3/28/00     1,742,374
                                                                                4,529,000        5.83        3/16/00     4,517,998
Computer Sciences Corporation (b)                                              10,705,000        5.82        4/11/00    10,633,996
                                                                                8,904,000        5.85        4/12/00     8,843,230
Cooperative Association Tractor Dealers, Inc.:
  Series A                                                                      2,000,000        5.80        3/03/00     1,999,356
                                                                                4,800,000        5.80        3/10/00     4,793,040
                                                                                9,900,000        5.88        4/13/00     9,830,469
                                                                                4,800,000        6.05        4/05/00     4,771,767
  Series B                                                                      2,000,000        5.80        3/06/00     1,998,389
                                                                                8,000,000        5.85        4/07/00     7,951,900
                                                                                3,800,000        5.85        4/11/00     3,774,682
                                                                                3,750,000        5.90        4/25/00     3,716,198
                                                                                1,935,000        5.92        5/11/00     1,912,408
DaimlerChrysler North America Holding Corporation                              13,300,000        5.91        5/18/00    13,129,693
Den Norske Bank                                                                10,000,000        5.78        3/28/00     9,956,650
                                                                               10,000,000        5.95        5/17/00     9,872,736
Deutsche Bank Financial, Inc.                                                  11,900,000        5.83        4/28/00    11,788,226
Edison Asset Securitization LLC (b)                                             8,047,000        5.84        4/05/00     8,001,311
                                                                               10,000,000        5.85        4/03/00     9,946,375

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                              February 29, 2000
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                          STRONG HERITAGE MONEY FUND (continued)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                Principal      Yield to      Maturity   Amortized
                                                                                 Amount        Maturity      Date (d)  Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
Emerson Electric Company (b)                                                  $ 4,500,000        5.87%       5/04/00   $ 4,453,040
Enterprise Funding Corporation (b)                                             11,250,000        5.88        4/17/00    11,163,637
Equilon Enterprises LLC                                                         7,100,000        5.75        3/07/00     7,093,196
                                                                                6,000,000        5.85        4/13/00     5,958,075
Eureka Securitization, Inc. (b)                                                   900,000        5.80        3/02/00       899,855
                                                                               15,450,000        5.81        3/28/00    15,382,677
Fidex PLC (b)                                                                  19,050,000        5.85        3/29/00    18,963,323
Fina Oil & Chemical Company (b)                                                 8,000,000        5.85        4/04/00     7,955,800
Fleet Boston Corporation                                                        8,000,000        5.77        3/14/00     7,983,331
Ford Motor Credit Company                                                       7,540,000        5.76        3/03/00     7,537,587
Formosa Plastics Corporation USA                                                6,000,000        5.88        4/10/00     5,960,800
Forrestal Funding Master Trust (b)                                             18,000,000        5.87        4/03/00    17,903,145
                                                                                3,000,000        5.92        5/15/00     2,963,000
Fountain Square Commercial Corporation (b)                                      7,698,000        5.82        3/10/00     7,686,799
                                                                                1,955,000        5.90        4/17/00     1,939,941
                                                                                2,085,000        5.90        4/25/00     2,066,206
                                                                                3,000,000        5.92        5/15/00     2,963,000
GTE Funding, Inc.                                                               2,700,000        5.75        3/21/00     2,691,375
Galaxy Funding, Inc. (b)                                                       20,000,000        5.95        5/08/00    19,775,222
General Electric Capital Corporation                                           13,000,000        5.92        3/01/00    13,000,000
Goldman Sachs Group LP                                                          6,000,000        5.91        3/10/00     5,991,135
Greenwich Funding Corporation (b)                                              18,000,000        5.80        3/08/00    17,979,700
Greyhawk Funding LLC (b)                                                        8,550,000        5.80        3/20/00     8,523,828
Gulf Coast IDA Environmental Facilities Revenue                                 3,000,000        5.96        4/17/00     3,000,000
Gulf Coast Waste Disposal Authority PCR                                         4,000,000        5.79        3/07/00     4,000,000
                                                                                6,000,000        5.87        4/14/00     6,000,000
Halifax PLC                                                                     8,000,000        5.73        3/17/00     7,979,627
                                                                                9,950,000        5.88        5/10/00     9,836,238
ING America Insurance Holdings, Inc.                                            2,400,000        5.84        3/15/00     2,394,549
                                                                               19,000,000        5.89        5/01/00    18,810,375
IPALCO Enterprises (b)                                                          6,400,000        5.73        3/10/00     6,390,832
Kitty Hawk Funding Corporation (b)                                              1,415,000        5.84        3/24/00     1,409,720
Leland Stanford Junior University                                               8,200,000        5.90        5/24/00     8,087,113
                                                                               13,000,000        6.00        8/07/00    12,655,500
Lexington Parker Capital Corporation (b)                                       15,700,000        5.80        3/06/00    15,687,339
                                                                                3,000,000        5.80        3/13/00     2,994,200
Liberty Street Funding Corporation (b)                                         14,825,000        5.90        4/03/00    14,744,821
                                                                                5,000,000        5.90        4/10/00     4,967,222
Market Street Funding Corporation (b)                                           2,000,000        5.79        3/07/00     1,998,070
Marshall & Ilsley Corporation                                                  20,000,000        5.81        3/30/00    19,906,394
Merrill Lynch & Company, Inc.                                                   2,700,000        5.83        4/04/00     2,685,134
                                                                               19,000,000        5.90        5/02/00    18,806,939
Mobil Oil Corporation Employee Stock Ownership Plan Trust (b)                  17,000,000        5.78        3/29/00    16,923,576
JP Morgan & Company, Inc.                                                       6,400,000        5.83        4/11/00     6,357,506
Morgan Stanley, Dean Witter & Company                                          11,000,000        5.78        3/09/00    10,985,871
                                                                                7,875,000        5.90        4/14/00     7,818,213
Moriarty, Ltd./Moriarty LLC (b)                                                15,000,000        5.85        3/21/00    14,951,250
                                                                                2,000,000        5.86        4/13/00     1,986,001
                                                                                4,500,000        5.95        4/26/00     4,458,350
Nationwide Building Society                                                     4,000,000        5.85        4/25/00     3,964,250
                                                                                8,250,000        5.86        4/05/00     8,202,998
                                                                                2,000,000        5.90        5/08/00     1,977,711
New York Times Company                                                         10,000,000        5.80        3/27/00     9,958,111
Nordbanken North America, Inc.                                                  3,070,000        5.75        3/06/00     3,067,548
                                                                               10,000,000        5.83        4/14/00     9,928,744
                                                                                3,000,000        5.85        4/12/00     2,979,525
                                                                                3,650,000        5.92        5/24/00     3,599,581
Oakland-Alameda County, California Coliseum Authority                          10,000,000        5.81        3/14/00    10,000,000
Oklahoma Industrial Finance Authority                                           5,440,000        6.00        5/01/00     5,440,000
Old Line Funding Corporation (b)                                               12,000,000        5.76        3/01/00    12,000,000
                                                                                7,700,000        5.76        3/03/00     7,697,536
PACCAR Financial Corporation                                                    4,000,000        5.88        5/05/00     3,957,533
Parthenon Receivables Funding LLC (b)                                           3,280,000        5.81        3/23/00     3,268,354
                                                                               17,713,000        5.90        4/25/00    17,553,337

------------------------------------------------------------------------------------------------------------------------------------
                                          STRONG HERITAGE MONEY FUND (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Principal      Yield to      Maturity   Amortized
                                                                                 Amount        Maturity      Date (d)  Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
Peacock Funding Corporation (b)                                               $ 5,100,000        5.75%       3/13/00   $ 5,090,225
                                                                                4,000,000        5.86        4/06/00     3,976,560
                                                                                5,880,000        5.93        5/22/00     5,800,578
                                                                                6,500,000        5.95        5/30/00     6,403,313
Repeat Offering Securitisation Entity, Inc. (b)                                20,900,000        5.87        4/13/00    20,753,427
Scaldis Capital, Ltd./Scaldis Capital LLC (b)                                  17,670,000        5.90        4/17/00    17,533,892
Sigma Finance, Inc. (b)                                                         1,800,000        5.89        4/11/00     1,787,926
                                                                                6,000,000        5.90        4/25/00     5,945,917
                                                                                8,900,000        5.91        5/03/00     8,807,952
                                                                                4,000,000        5.92        5/25/00     3,944,089
Society Of New York Hospital Fund, Inc.                                         3,400,000        5.88        4/12/00     3,376,676
                                                                                4,000,000        5.92        5/08/00     3,955,271
Spintab-Swedmortgage AB                                                        21,000,000        5.86        4/25/00    20,811,992
Stellar Funding Group, Inc. (b)                                                 6,766,000        5.85        3/29/00     6,735,215
                                                                                2,317,000        5.85        3/30/00     2,306,081
                                                                                8,667,000        5.85        3/31/00     8,624,748
                                                                                3,000,000        5.90        4/10/00     2,980,333
Sunshine State Governmental Financing Commission                                5,500,000        5.82        3/02/00     5,499,111
                                                                                4,000,000        5.92        5/08/00     3,955,271
Swiss RE Financial Products Corporation (b)                                     2,000,000        5.78        3/08/00     1,997,752
                                                                                9,329,000        5.80        3/30/00     9,285,413
                                                                                7,000,000        5.90        4/27/00     6,934,608
Total Fina SA (b)                                                               6,000,000        5.85        4/20/00     5,951,250
Triple-A One Funding Corporation (b)                                            3,400,000        5.74        3/01/00     3,400,000
Tulip Funding Corporation (b)                                                   8,122,000        5.83        3/28/00     8,086,487
UBN, Inc.                                                                      13,000,000        5.99        5/25/00    12,816,140
USAA Capital Corporation                                                        2,000,000        5.82        4/17/00     1,984,803
Unifunding, Inc.                                                               14,200,000        5.91        5/04/00    14,050,805
Variable Funding Capital Corporation (b)                                        3,000,000        5.75        3/06/00     2,997,604
                                                                                5,300,000        5.77        3/03/00     5,298,301
                                                                                8,000,000        5.86        4/18/00     7,937,493
Victory Receivables Corporation (b)                                             2,200,000        5.81        3/17/00     2,194,319
                                                                                9,000,000        5.82        3/27/00     8,962,170
                                                                                7,000,000        5.87        4/03/00     6,962,334
Warner Lambert Company                                                          1,021,300        5.50    Upon Demand     1,021,300
West Baton Rouge Parish, Louisiana Industrial District Number 3 Revenue (b)     8,000,000        5.88        3/06/00     8,000,000
Whiting, Indiana Industrial Sewage and Solid Waste Disposal Revenue             8,000,000        5.79        3/07/00     8,000,000
Windmill Funding Corporation (b)                                                8,127,000        5.88        4/17/00     8,064,612
Wisconsin Electric Power Company                                                      100        5.50    Upon Demand           100
Wood Street Funding Corporation (b)                                             7,578,000        5.80        3/06/00     7,571,896
                                                                                7,770,000        5.83        3/28/00     7,736,026
Yale University                                                                 8,000,000        5.79        3/20/00     7,975,553
Yorkshire Building Society                                                      7,000,000        5.91        5/19/00     6,909,216
                                                                                8,597,000        5.93        5/08/00     8,500,704
----------------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper                                                                                               1,266,236,485
----------------------------------------------------------------------------------------------------------------------------------
Corporate Obligations 1.5%
LaSalle Bank North America, Chicago, Illinois Short-Term Bank Notes:

  Tranche 00023, 6.50%                                                          8,000,000        6.50       10/30/00     8,000,000
  Tranche 00024, 6.50%                                                         13,000,000        6.50       11/03/00    13,000,000
----------------------------------------------------------------------------------------------------------------------------------
Total Corporate Obligations                                                                                             21,000,000
----------------------------------------------------------------------------------------------------------------------------------
Taxable Variable Rate Put Bonds 5.6%

Alabama IDA IDR                                                                 1,125,000        6.00        3/02/00     1,125,000
Alabama Incentives Financing Authority Special Obligation                       5,000,000        6.00        3/02/00     5,000,000
Aurora, Kane & DuPage Counties, Illinois IDR                                    2,900,000        5.93        3/02/00     2,900,000
Botsford General Hospital Revenue                                               4,400,000        5.95        3/01/00     4,400,000
Galliano Marine Services, Inc.                                                  4,620,000        6.00        3/02/00     4,620,000
KinderCare Learning Centers, Inc.                                               4,500,000        6.10        3/01/00     4,500,000
Kings Glen Apartments LLC                                                       3,298,000        6.00        3/02/00     3,298,000
Mississippi Business Finance Corporation IDR - GE Plastics Project              2,500,000        5.87        3/01/00     2,500,000
New Jersey EDA EDR - MSNBC/CNBC                                                 8,200,000        5.87        3/01/00     8,200,000
New Jersey Sports and Exposition Authority Sports Complex
 Subordinated Refunding Revenue                                                 2,000,000        5.99        3/01/00     2,000,000
Pointe Chase Apartments LLC                                                     5,500,000        6.00        3/02/00     5,500,000


SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                                February 29, 2000
-----------------------------------------------------------------------------------------------------------------------------------
                                          STRONG HERITAGE MONEY FUND (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                Principal     Yield to    Maturity     Amortized
                                                                                 Amount       Maturity    Date (d)   Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
Radiation Oncology Partners LLP                                             $  2,675,000       6.00%       3/02/00 $    2,675,000
Sempra Energy Employee Stock Ownership Plan and Trust                          9,000,000       5.98        3/01/00      9,000,000
T3 Holdings, Inc. (b)                                                          7,000,000       5.88        3/01/00      7,000,000
Thayer Properties LLC                                                          2,990,000       6.00        3/02/00      2,990,000
Tifton Mall, Inc.                                                              4,665,000       6.00        3/02/00      4,665,000
WLB LLC                                                                       10,000,000       6.00        3/02/00     10,000,000
-----------------------------------------------------------------------------------------------------------------------------------
Total Taxable Variable Rate Put Bonds                                                                                  80,373,000
-----------------------------------------------------------------------------------------------------------------------------------
United States Government and Agency Issues 5.4%
Federal Home Loan Bank Bonds:
  5.08%, Due 3/03/00                                                          18,500,000       5.08        3/03/00     18,500,000
  5.10%, Due 3/08/00                                                          18,500,000       5.10        3/08/00     18,500,000
  5.14%, Due 3/08/00                                                          18,200,000       5.14        3/08/00     18,200,000
  6.75%, Due 3/15/01 (f)                                                       8,000,000       6.75        3/15/01      8,000,000
  6.76%, Due 3/13/01 (f)                                                      14,000,000       6.76        3/13/01     14,000,000
-----------------------------------------------------------------------------------------------------------------------------------
Total United States Government and Agency Issues                                                                       77,200,000
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments in Securities 101.7%                                                                              1,457,809,280
Other Assets and Liabilities, Net (1.7%)                                                                              (24,035,789)
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                                                  $1,433,773,491
===================================================================================================================================


-----------------------------------------------------------------------------------------------------------------------------------
                                                STRONG INVESTORS MONEY FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                Principal     Yield to    Maturity      Amortized
                                                                                 Amount       Maturity    Date (d)    Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
Certificates of Deposit 0.6%
Royal Bank of Canada, 5.15%                                                   $3,000,000       5.19%       3/21/00 $    2,999,953
-----------------------------------------------------------------------------------------------------------------------------------
Total Certificates of Deposit                                                                                          2,999,953
-----------------------------------------------------------------------------------------------------------------------------------
Commercial Paper 93.1%
AES Barbers Point, Inc.                                                        2,827,000       5.80        3/31/00      2,813,336
AESOP Funding Corporation (b)                                                    820,000       5.80        3/03/00        819,736
                                                                               2,000,000       5.87        4/06/00      1,988,260
Abbey National North America Corporation                                       4,000,000       5.90        3/09/00      3,994,756
Alliance & Leicester PLC (b)                                                   2,680,000       5.84        4/24/00      2,656,523
                                                                               4,200,000       5.90        5/08/00      4,153,193
American Honda Finance Corporation                                             5,000,000       5.82        4/10/00      4,967,667
                                                                               2,500,000       5.91        5/17/00      2,468,398
Ascot Capital Corporation (b)                                                  6,500,000       5.82        3/16/00      6,484,237
Asset Backed Capital Finance, Inc. (b)                                         4,050,000       5.85        3/03/00      4,048,684
                                                                               2,500,000       5.92        4/24/00      2,477,800
Atlantis One Funding Corporation                                               3,000,000       5.90        5/03/00      2,969,025
                                                                               2,700,000       5.90        5/05/00      2,671,238
Avon Capital Corporation (b)                                                   3,875,000       5.78        3/13/00      3,867,534
                                                                               2,765,000       5.85        4/18/00      2,743,433
Banque Nationale de Paris Canada                                               2,120,000       5.80        3/01/00      2,120,000
Barton Capital Corporation (b)                                                 7,000,000       5.85        4/04/00      6,961,325
Bavaria Universal Funding Corporation (b)                                      4,100,000       5.82        3/24/00      4,084,755
Beta Finance, Inc. (b)                                                         2,500,000       5.93        5/22/00      2,466,232
Blue Ridge Asset Funding Corporation (b)                                       1,500,000       5.81        3/14/00      1,496,853
                                                                               5,000,000       5.95        5/19/00      4,934,715
Brazos River/Brazoria County, Texas Harbor Navigational District Revenue       2,000,000       5.92        4/12/00      2,000,000
British Aerospace North America, Inc. (b)                                      1,500,000       5.81        3/01/00      1,500,000
                                                                               2,000,000       5.90        3/06/00      1,998,361
                                                                               3,900,000       5.99        3/10/00      3,894,162
British Telecommunications PLC                                                 3,000,000       5.88        5/04/00      2,968,640
                                                                               3,700,000       6.17       11/13/00      3,537,026
CBA Finance, Inc.                                                              3,000,000       5.89        5/10/00      2,965,642
CC USA, Inc. (b)                                                               7,000,000       6.05        8/15/00      6,803,543
Calcasieu Parish, Inc. Louisiana IDB Environmental Revenue                     3,000,000       5.92        4/24/00      3,000,000
California PCFA Environmental Improvement Revenue (b)                          3,000,000       5.79        3/08/00      3,000,000


30

---------------------------------------------------------------------------------------------------------------------------------
                                          STRONG INVESTORS MONEY FUND (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                Principal     Yield to    Maturity     Amortized
                                                                                 Amount       Maturity    Date (d)   Cost (Note 2)
---------------------------------------------------------------------------------------------------------------------------------
                                                                              $2,900,000       5.84%       3/09/00 $    2,900,000
Certain Funding Corporation (b)                                                2,597,000       5.80        3/10/00      2,593,234
                                                                               5,000,000       5.95        5/22/00      4,932,236
Cogentrix of Richmond, Inc.                                                    2,000,000       5.80        3/09/00      1,997,422
Compass Securitization LLC (b)                                                 2,060,000       5.81        3/28/00      2,051,023
                                                                               2,800,000       5.83        3/22/00      2,790,478
Computer Sciences Corporation (b)                                              1,500,000       5.76        3/14/00      1,496,880
                                                                               1,800,000       5.82        4/11/00      1,788,069
                                                                               4,000,000       5.85        4/12/00      3,972,700
Cooperative Association Tractor Dealers, Inc.:
  Series A                                                                     2,000,000       5.85        4/04/00      1,988,950
                                                                               5,100,000       5.88        4/13/00      5,064,181
  Series B                                                                     7,000,000       5.85        4/07/00      6,957,913
DaimlerChrysler North America Holding Corporation                              7,000,000       5.91        5/18/00      6,910,365
Den Norske Bank                                                                4,700,000       5.78        3/28/00      4,679,626
                                                                               3,000,000       5.95        5/17/00      2,961,821
Deutsche Bank Financial, Inc.                                                  4,000,000       5.83        4/28/00      3,962,429
Edison Asset Securitization LLC (b)                                            2,181,000       5.75        3/02/00      2,180,652
                                                                               3,300,000       5.85        4/03/00      3,282,304
Equilon Enterprises LLC                                                        2,000,000       5.75        3/07/00      1,998,083
                                                                               5,000,000       5.85        4/13/00      4,965,063
Eureka Securitization, Inc. (b)                                                3,750,000       5.81        3/28/00      3,733,659
Fidex PLC (b)                                                                  6,200,000       5.85        3/29/00      6,171,790
Fleet Boston Corporation                                                       2,000,000       5.77        3/14/00      1,995,833
Ford Motor Credit Company Puerto Rico, Inc.                                    2,350,000       5.82        4/06/00      2,336,323
Formosa Plastics Corporation USA                                               4,000,000       6.00        3/13/00      3,992,000
                                                                               2,000,000       6.05        3/15/00      1,995,294
Forrestal Funding Master Trust (b)                                             1,550,000       5.85        3/29/00      1,542,948
                                                                               3,500,000       5.87        4/03/00      3,481,167
                                                                               2,000,000       5.92        5/15/00      1,975,333
Fountain Square Commercial Corporation (b)                                     2,548,000       5.82        3/09/00      2,544,704
                                                                               1,781,000       5.90        4/07/00      1,770,200
                                                                               1,495,000       5.90        4/24/00      1,481,769
GTE Funding, Inc.                                                              4,000,000       5.77        3/17/00      3,989,742
                                                                               1,500,000       5.77        3/20/00      1,495,432
Galaxy Funding, Inc. (b)                                                       2,500,000       5.95        5/08/00      2,471,903
                                                                               5,000,000       5.97        5/24/00      4,930,350
General Electric Capital Corporation                                           6,000,000       5.92        3/01/00      6,000,000
Goldman Sachs Group LP                                                         4,000,000       5.91        3/10/00      3,994,090
                                                                               1,000,000       5.91        5/01/00        989,986
Greenwich Funding Corporation (b)                                              4,600,000       5.80        3/08/00      4,594,812
Gulf Coast IDA Environmental Facilities Revenue                                2,000,000       5.96        4/17/00      2,000,000
Gulf Coast Waste Disposal Authority PCR                                        2,000,000       5.79        3/07/00      2,000,000
                                                                               2,020,000       5.87        4/14/00      2,020,000
Halifax PLC                                                                    5,000,000       5.73        3/17/00      4,987,267
                                                                               2,000,000       5.88        5/10/00      1,977,133
ING America Insurance Holdings, Inc.                                           7,000,000       5.89        5/01/00      6,930,138
IPALCO Enterprises (b)                                                         2,784,000       5.73        3/07/00      2,781,341
Kitty Hawk Funding Corporation (b)                                             3,424,000       5.84        3/27/00      3,409,558
Leland Stanford Junior University                                              3,800,000       5.80        4/11/00      3,774,899
                                                                               3,800,000       5.90        5/24/00      3,747,687
Lexington Parker Capital Corporation (b)                                       3,300,000       5.80        3/06/00      3,297,342
                                                                               4,000,000       5.80        3/13/00      3,992,267
Liberty Street Funding Corporation (b)                                         1,725,000       5.88        4/10/00      1,713,730
                                                                               5,175,000       5.90        4/03/00      5,147,012
Market Street Funding Corporation (b)                                          1,000,000       5.79        3/07/00        999,035
Marshall & Ilsley Corporation                                                  7,700,000       5.81        3/30/00      7,663,961
Merrill Lynch & Company, Inc.                                                  6,000,000       5.90        5/02/00      5,939,033
Mobil Oil Corporation Employee Stock Ownership Plan Trust (b)                  7,000,000       5.78        3/29/00      6,968,531
JP Morgan & Company, Inc.                                                      3,600,000       5.83        4/11/00      3,576,097
Morgan Stanley, Dean Witter & Company                                          4,125,000       5.78        3/09/00      4,119,702
                                                                               3,000,000       5.90        4/14/00      2,978,366
Moriarty, Ltd./Moriarty LLC (b)                                                1,700,000       5.85        3/21/00      1,694,475
                                                                               3,000,000       5.86        4/13/00      2,979,002
                                                                               1,800,000       5.95        4/26/00      1,783,340


                                                                              31

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                              February 29, 2000
---------------------------------------------------------------------------------------------------------------------------------
                                          STRONG INVESTORS MONEY FUND (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                Principal     Yield to    Maturity      Amortized
                                                                                 Amount       Maturity    Date (d)    Cost (Note 2)
---------------------------------------------------------------------------------------------------------------------------------
Nationwide Building Society                                                   $4,550,000       5.85%       4/05/00 $    4,524,123
New York Times Company                                                         2,000,000       5.75        3/02/00      1,999,681
                                                                               5,000,000       5.80        3/27/00      4,979,056
Nordbanken North America, Inc.                                                 1,280,000       5.75        3/06/00      1,278,978
                                                                               5,280,000       5.83        4/14/00      5,242,377
                                                                               1,000,000       5.92        5/24/00        986,186
Oakland-Alameda County, California Coliseum Authority                          3,000,000       5.81        3/14/00      3,000,000
Oklahoma Industrial Finance Authority                                          5,335,000       6.00        5/01/00      5,335,000
Old Line Funding Corporation (b)                                               3,000,000       5.76        3/01/00      3,000,000
                                                                               4,000,000       5.88        4/17/00      3,969,293
PACCAR Financial Corporation                                                   3,000,000       5.88        5/05/00      2,968,150
Parthenon Receivables Funding LLC (b)                                          2,000,000       5.81        3/23/00      1,992,899
                                                                               5,000,000       5.90        4/25/00      4,954,931
Peacock Funding Corporation (b)                                                5,000,000       5.86        4/06/00      4,970,700
                                                                               2,700,000       5.95        5/30/00      2,659,838
Repeat Offering Securitisation Entity, Inc. (b)                                7,000,000       5.87        4/13/00      6,950,905
Sara Lee Corporation                                                           1,161,000       5.48      Upon Demand    1,161,000
Scaldis Capital, Ltd./Scaldis Capital LLC (b)                                  7,200,000       5.90        4/17/00      7,144,540
Sigma Finance, Inc. (b)                                                        4,000,000       5.90        4/25/00      3,963,944
                                                                               3,000,000       5.92        5/25/00      2,958,067
Society Of New York Hospital Fund, Inc.                                        2,800,000       5.88        4/12/00      2,780,792
                                                                               2,000,000       5.92        5/08/00      1,977,636
Spintab-Swedmortgage AB                                                        3,500,000       5.86        4/25/00      3,468,665
Stellar Funding Group, Inc. (b)                                                1,570,000       5.85        3/24/00      1,564,132
                                                                               3,850,000       5.85        3/29/00      3,832,483
Sunshine State Governmental Financing Commission                               3,000,000       5.82        3/02/00      2,999,515
                                                                               3,000,000       5.92        5/08/00      2,966,453
Swiss RE Financial Products Corporation (b)                                    2,000,000       5.75        3/06/00      1,998,403
                                                                               3,405,000       5.90        4/27/00      3,373,192
Total Fina SA (b)                                                              4,800,000       5.85        4/20/00      4,761,000
Triple-A One Funding Corporation (b)                                           3,359,000       5.74        3/01/00      3,359,000
Tulip Funding Corporation (b)                                                  3,300,000       5.83        3/28/00      3,285,571
                                                                               4,300,000       5.94        5/19/00      4,243,949
UBN, Inc.                                                                      4,000,000       5.99        5/25/00      3,943,428
USAA Capital Corporation                                                       2,000,000       5.82        4/17/00      1,984,803
Unifunding, Inc.                                                               4,000,000       5.91        5/04/00      3,957,973
Variable Funding Capital Corporation (b)                                       5,000,000       5.75        3/06/00      4,996,007
                                                                               2,500,000       5.86        4/18/00      2,480,467
Victory Receivables Corporation (b)                                            2,000,000       5.81        3/17/00      1,994,836
                                                                               3,000,000       5.82        3/27/00      2,987,390
                                                                               2,000,000       5.87        4/03/00      1,989,238
Warner Lambert Company                                                           161,700       5.50      Upon Demand      161,700
West Baton Rouge Parish, Louisiana Industrial District Number 3 Revenue (b)    3,000,000       5.88        3/06/00      3,000,000
Whiting, Indiana Industrial Sewage and Solid Waste Disposal Revenue            5,000,000       5.79        3/07/00      5,000,000
Windmill Funding Corporation (b)                                               1,180,000       5.73        3/03/00      1,179,624
                                                                               4,890,000       5.87        4/18/00      4,851,728
Wisconsin Electric Power Company                                                     100       5.50      Upon Demand          100
Wood Street Funding Corporation (b)                                            2,150,000       5.83        3/28/00      2,140,599
Yale University                                                                4,000,000       5.79        3/20/00      3,987,776
Yorkshire Building Society                                                     1,500,000       5.91        5/19/00      1,480,546
---------------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper                                                                                                481,082,428
---------------------------------------------------------------------------------------------------------------------------------

Corporate Obligations 1.3%
LaSalle Bank North America, Chicago, Illinois Short-Term Bank Notes:
  Tranche 00023, 6.50%                                                         4,000,000       6.50       10/30/00      4,000,000
  Tranche 00024, 6.50%                                                         3,000,000       6.50       11/03/00      3,000,000
---------------------------------------------------------------------------------------------------------------------------------
Total Corporate Obligations                                                                                             7,000,000
---------------------------------------------------------------------------------------------------------------------------------

Taxable Variable Rate Put Bonds 3.4%
Alabama Incentives Financing Authority Special Obligation                      5,000,000       6.00        3/02/00      5,000,000
Botsford General Hospital Revenue                                              2,000,000       5.95        3/01/00      2,000,000
Concrete Company                                                               1,280,000       6.00        3/02/00      1,280,000
Kings Glen Apartments LLC                                                      1,240,994       6.00        3/02/00      1,240,994
Pointe Chase Apartments LLC                                                    2,500,000       6.00        3/02/00      2,500,000


32

---------------------------------------------------------------------------------------------------------------------------------
                                          STRONG INVESTORS MONEY FUND (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                Principal     Yield to    Maturity     Amortized
                                                                                 Amount       Maturity    Date (d)   Cost (Note 2)
---------------------------------------------------------------------------------------------------------------------------------
Radiation Oncology Partners LLP                                              $   880,000       6.00%       3/02/00 $      880,000
Sempra Energy Employee Stock Ownership Plan and Trust                          2,000,000       5.98        3/01/00      2,000,000
T3 Holdings, Inc. (b)                                                          3,000,000       5.88        3/01/00      3,000,000
---------------------------------------------------------------------------------------------------------------------------------
Total Taxable Variable Rate Put Bonds                                                                                  17,900,994
---------------------------------------------------------------------------------------------------------------------------------
United States Government and Agency Issues 3.2%
Federal Home Loan Bank Bonds:
  5.08%, Due 3/03/00                                                           3,000,000       5.08        3/03/00      3,000,000
  5.10%, Due 3/08/00                                                           3,000,000       5.10        3/08/00      3,000,000
  5.14%, Due 3/08/00                                                           3,600,000       5.14        3/08/00      3,600,000
  6.75%, Due 3/15/01 (f)                                                       7,000,000       6.75        3/15/01      7,000,000
---------------------------------------------------------------------------------------------------------------------------------
Total United States Government and Agency Issues                                                                       16,600,000
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Total Investments in Securities 101.6%                                                                                525,583,375
Other Assets and Liabilities, Net (1.6%)                                                                               (8,463,080)
=================================================================================================================================
Net Assets 100.0%                                                                                                  $  517,120,295
=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                                 Strong Money Market Fund
---------------------------------------------------------------------------------------------------------------------------------
                                                                                Principal     Yield to    Maturity    Amortized
                                                                                 Amount       Maturity    Date (d)   Cost (Note 2)
---------------------------------------------------------------------------------------------------------------------------------
Certificates of Deposit 0.7%
Royal Bank of Canada, 5.15%                                                  $14,000,000        5.19%      3/21/00 $   13,999,779
---------------------------------------------------------------------------------------------------------------------------------
Total Certificates of Deposit                                                                                          13,999,779
---------------------------------------------------------------------------------------------------------------------------------

Commercial Paper 88.4%
AES Shady Point, Inc.                                                          4,531,000       5.92        3/02/00      4,530,255
AESOP Funding Corporation (b)                                                  9,940,000       5.80        3/03/00      9,936,797
                                                                               3,000,000       5.87        4/06/00      2,982,390
Abbey National North America Corporation                                      12,000,000       5.90        3/09/00     11,984,267
Alliance & Leicester PLC (b)                                                  10,500,000       5.84        4/24/00     10,408,020
                                                                              11,350,000       5.85        4/11/00     11,274,381
Alpine Securitization Corporation (b)                                         20,300,000       5.80        3/15/00     20,254,212
                                                                               5,378,000       5.80        3/22/00      5,359,804
American Honda Finance Corporation                                            15,000,000       5.82        4/10/00     14,903,000
                                                                               6,000,000       5.90        5/01/00      5,940,017
                                                                               7,500,000       5.91        5/17/00      7,405,194
Ascot Capital Corporation (b)                                                 17,140,000       5.82        3/16/00     17,098,436
                                                                               6,000,000       5.86        4/10/00      5,960,933
Asset Backed Capital Finance, Inc. (b)                                        13,700,000       5.90        4/10/00     13,610,189
                                                                              10,000,000       5.90        4/17/00      9,922,972
Atlantis One Funding Corporation                                              25,017,000       5.90        5/05/00     24,750,499
Avon Capital Corporation (b)                                                   4,000,000       5.78        3/13/00      3,992,293
Banque Nationale de Paris Canada                                              10,000,000       5.80        3/01/00     10,000,000
Barton Capital Corporation (b)                                                 8,000,000       5.85        4/04/00      7,955,800
                                                                              15,000,000       5.85        4/10/00     14,902,500
                                                                               1,550,000       5.87        4/06/00      1,540,902
Bavaria Universal Funding Corporation (b)                                      7,000,000       5.82        3/24/00      6,973,972
                                                                               8,000,000       5.83        3/22/00      7,972,793
Beta Finance, Inc. (b)                                                         5,000,000       5.93        5/22/00      4,932,464
Blue Ridge Asset Funding Corporation (b)                                       4,600,000       5.81        3/14/00      4,590,349
                                                                               5,898,000       5.81        3/17/00      5,882,770
                                                                              12,800,000       5.95        5/19/00     12,632,871
Brazos River/Brazoria County, Texas Harbor Navigational District Revenue       7,000,000       5.92        4/12/00      7,000,000
British Aerospace North America, Inc. (b)                                      3,100,000       5.81        3/01/00      3,100,000
                                                                              10,000,000       5.90        3/06/00      9,991,806
                                                                              10,825,000       5.98        3/10/00     10,808,810
British Telecommunications PLC                                                 3,000,000       5.88        5/04/00      2,968,640
                                                                              18,800,000       6.17       11/13/00     17,971,917
CBA Finance, Inc.                                                             10,000,000       5.89        5/10/00      9,885,472
CC USA, Inc. (b)                                                              23,000,000       6.05        8/15/00     22,354,499
Calcasieu Parish, Inc. Louisiana IDB Environmental Revenue                    10,000,000       5.92        4/24/00     10,000,000


                                                                              33

---------------------------------------------------------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                              February 29, 2000
---------------------------------------------------------------------------------------------------------------------------------
                                           STRONG MONEY MARKET FUND (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                Principal     Yield to    Maturity     Amortized
                                                                                 Amount       Maturity    Date (d)   Cost (Note 2)
---------------------------------------------------------------------------------------------------------------------------------
California PCFA Environmental Improvement Revenue (b)                       $  7,800,000       5.79%       3/08/00 $    7,800,000
                                                                              14,000,000       5.89        4/07/00     14,000,000
Centric Capital Corporation (b)                                                3,200,000       5.80        4/04/00      3,182,471
                                                                               1,900,000       6.10        3/07/00      1,898,068
Certain Funding Corporation (b)                                                5,000,000       5.85        3/10/00      4,992,725
                                                                              10,612,000       5.87        4/17/00     10,530,674
                                                                               4,300,000       5.93        5/02/00      4,256,085
                                                                               1,790,000       5.95        5/22/00      1,765,741
Cogentrix of Richmond, Inc.                                                    9,505,000       5.80        3/09/00      9,492,749
Compass Securitization LLC (b)                                                 8,266,000       5.81        3/20/00      8,240,653
                                                                              17,190,000       5.81        3/28/00     17,115,095
Computer Sciences Corporation (b)                                              6,000,000       5.76        3/14/00      5,987,520
                                                                              17,020,000       5.82        4/11/00     16,907,145
Cooperative Association Tractor Dealers, Inc.:
  Series A                                                                     2,000,000       5.80        3/03/00      1,999,356
                                                                               9,900,000       5.80        3/10/00      9,885,645
                                                                               4,300,000       5.88        4/13/00      4,269,800
                                                                               5,200,000       6.05        4/05/00      5,169,414
  Series B                                                                     2,000,000       5.80        3/06/00      1,998,389
                                                                               3,000,000       5.80        3/08/00      2,996,617
                                                                               7,800,000       5.85        4/07/00      7,753,103
Credit Suisse First Boston International Guernsey, Ltd. (b)                   18,000,000       5.93        5/24/00     17,750,940
DaimlerChrysler North America Holding Corporation                             29,700,000       5.90        5/18/00     29,320,285
Den Norske Bank                                                                7,000,000       5.76        3/13/00      6,986,560
                                                                              10,300,000       5.78        3/28/00     10,255,350
                                                                               5,000,000       5.95        5/17/00      4,936,368
Deutsche Bank Financial, Inc.                                                 14,100,000       5.83        4/28/00     13,967,562
Edison Asset Securitization LLC (b)                                            8,000,000       5.84        4/05/00      7,954,578
                                                                              11,254,000       5.85        4/03/00     11,193,650
Emerson Electric Company (b)                                                  15,500,000       5.87        5/04/00     15,338,249
Enterprise Funding Corporation (b)                                             3,050,000       5.78        3/02/00      3,049,510
                                                                              10,750,000       5.88        4/17/00     10,667,476
Equilon Enterprises LLC                                                       14,700,000       5.78        3/07/00     14,685,839
                                                                              11,200,000       5.82        4/05/00     11,136,627
                                                                               4,000,000       5.85        4/13/00      3,972,050
Eureka Securitization, Inc. (b)                                                1,200,000       5.80        3/02/00      1,199,807
                                                                              10,550,000       5.81        3/28/00     10,504,028
                                                                              18,000,000       5.86        4/03/00     17,903,310
Fidex PLC (b)                                                                  9,250,000       5.80        3/13/00      9,232,117
                                                                              12,960,000       5.85        3/29/00     12,901,032
Fina Oil & Chemical Company (b)                                               20,000,000       5.75        3/03/00     19,993,611
Fleet Boston Corporation                                                      10,000,000       5.77        3/14/00      9,979,164
Ford Motor Credit Company Puerto Rico, Inc.                                    3,000,000       5.77        3/29/00      2,986,537
                                                                              12,650,000       5.82        4/06/00     12,576,377
Formosa Plastics Corporation USA                                              19,400,000       6.00        3/13/00     19,361,200
                                                                               1,993,000       6.05        3/15/00      1,988,311
Forrestal Funding Master Trust (b)                                            19,800,000       5.87        4/03/00     19,693,460
                                                                               2,150,000       5.92        5/15/00      2,123,483
Fountain Square Commercial Corporation (b)                                     8,606,000       5.80        3/23/00      8,575,497
                                                                               3,898,000       5.92        5/15/00      3,849,925
GTE Funding, Inc.                                                              4,000,000       5.75        3/21/00      3,987,222
                                                                               6,606,000       5.77        3/17/00      6,589,059
                                                                               6,200,000       5.77        3/20/00      6,181,119
                                                                              12,700,000       6.12        3/10/00     12,680,569
Galaxy Funding, Inc. (b)                                                       5,000,000       5.83        3/28/00      4,978,138
                                                                              13,350,000       5.95        5/08/00     13,199,960
                                                                               4,150,000       5.97        5/24/00      4,092,191
General Electric Capital Corporation                                          19,000,000       5.87        3/01/00     19,000,000
General Motors Corporation                                                    19,000,000       5.76        3/09/00     18,975,680
Goldman Sachs Group LP                                                         8,500,000       5.91        3/10/00      8,487,441
                                                                               4,000,000       5.91        5/01/00      3,959,943
Greenwich Funding Corporation (b)                                             10,800,000       5.80        3/08/00     10,787,820
                                                                              16,600,000       5.80        3/22/00     16,543,837
Gulf Coast Waste Disposal Authority PCR                                        4,000,000       5.79        3/07/00      4,000,000
                                                                               7,000,000       5.87        4/14/00      7,000,000

--------------------------------------------------------------------------------------------------------------------------------
                                           STRONG MONEY MARKET FUND (continued)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                Principal  Yield to    Maturity      Amortized
                                                                                 Amount    Maturity    Date (d)    Cost (Note 2)
--------------------------------------------------------------------------------------------------------------------------------
Halifax PLC                                                                   17,000,000     5.73%      3/17/00    $  16,956,707
                                                                               5,600,000     5.88       5/08/00        5,537,803
                                                                               2,450,000     5.88       5/10/00        2,421,988
Henkel Corporation (b)                                                         5,000,000     5.75       3/13/00        4,990,417
ING America Insurance Holdings, Inc.                                          20,200,000     5.89       5/01/00       19,998,398
IPALCO Enterprises (b)                                                         6,140,000     5.73       3/07/00        6,134,136
Kitty Hawk Funding Corporation (b)                                            29,900,000     5.87       4/19/00       29,661,107
Leland Stanford Junior University                                             21,200,000     5.80       4/11/00       21,059,962
Lexington Parker Capital Corporation (b)                                      21,000,000     5.80       3/06/00       20,983,075
                                                                               3,000,000     5.80       3/13/00        2,994,200
Liberty Street Funding Corporation (b)                                        23,275,000     5.89       4/10/00       23,122,604
Market Street Funding Corporation (b)                                          7,000,000     5.79       3/07/00        6,993,245
Marshall & Ilsley Corporation                                                 22,300,000     5.81       3/30/00       22,195,630
Merrill Lynch & Company, Inc.                                                 12,100,000     5.83       4/04/00       12,033,376
                                                                               9,000,000     5.90       5/02/00        8,908,550
Mobil Oil Corporation Employee Stock Ownership Plan Trust (b)                 26,000,000     5.78       3/29/00       25,883,116
JP Morgan & Company, Inc.                                                      8,000,000     5.83       4/11/00        7,946,882
Morgan Stanley, Dean Witter & Company                                         19,400,000     5.71       3/20/00       19,341,536
                                                                               4,600,000     5.78       3/09/00        4,594,092
Moriarty, Ltd./Moriarty LLC (b)                                               15,000,000     6.05       3/15/00       14,964,708
                                                                               3,000,000     6.15       3/16/00        2,992,313
                                                                               4,000,000     6.15       3/20/00        3,987,017
Nationwide Building Society                                                    6,000,000     5.85       4/25/00        5,946,375
                                                                               5,250,000     5.86       4/05/00        5,220,090
                                                                               4,950,000     5.90       5/08/00        4,894,835
New York Times Company                                                        11,950,000     5.75       3/02/00       11,948,091
                                                                               4,850,000     5.76       3/16/00        4,838,360
Nordbanken North America, Inc.                                                14,720,000     5.83       4/14/00       14,615,112
                                                                               8,000,000     5.92       5/24/00        7,889,493
Oakland-Alameda County, California Coliseum Authority                         16,150,000     5.81       3/14/00       16,150,000
Oklahoma Industrial Finance Authority                                         10,000,000     6.00       5/01/00       10,000,000
Old Line Funding Corporation (b)                                               7,640,000     5.76       3/01/00        7,640,000
                                                                               6,700,000     5.76       3/03/00        6,697,856
                                                                               8,960,000     5.88       4/17/00        8,891,217
PACCAR Financial Corporation                                                  13,000,000     5.75       3/13/00       12,975,083
                                                                               7,000,000     5.77       3/27/00        6,970,829
                                                                               5,000,000     5.88       5/05/00        4,946,916
Parthenon Receivables Funding LLC (b)                                         10,000,000     5.81       3/23/00        9,964,494
                                                                              12,000,000     5.90       4/25/00       11,891,833
Peacock Funding Corporation (b)                                                8,500,000     5.86       4/06/00        8,450,190
                                                                               8,000,000     5.93       5/22/00        7,891,942
                                                                               4,320,000     5.95       5/30/00        4,255,740
Pemex Capital, Inc.                                                            9,550,000     5.85       3/28/00        9,508,099
Repeat Offering Securitisation Entity, Inc. (b)                               18,700,000     5.87       4/18/00       18,553,641
                                                                               3,302,000     5.88       4/13/00        3,278,809
Scaldis Capital, Ltd./Scaldis Capital LLC (b)                                 25,130,000     5.90       4/17/00       24,936,429
Sigma Finance, Inc. (b)                                                       13,050,000     5.89       4/11/00       12,962,460
                                                                               3,250,000     5.90       4/25/00        3,220,705
                                                                               3,000,000     5.91       5/03/00        2,968,973
                                                                               3,000,000     5.92       5/25/00        2,958,067
Society Of New York Hospital Fund, Inc.                                        3,800,000     5.88       4/12/00        3,773,932
                                                                               4,000,000     5.92       5/08/00        3,955,271
Spintab-Swedmortgage AB                                                       20,500,000     5.86       4/25/00       20,316,468
Stellar Funding Group, Inc. (b)                                                3,234,000     5.85       3/24/00        3,221,913
                                                                               3,000,000     5.85       3/29/00        2,986,350
                                                                               5,940,000     5.85       3/30/00        5,912,008
                                                                               2,609,000     5.85       3/31/00        2,596,281
                                                                               2,000,000     5.90       4/10/00        1,986,889
                                                                               3,825,000     6.45       3/17/00        3,814,035
Sunshine State Governmental Financing Commission                               6,500,000     5.82       3/02/00        6,498,949
                                                                               5,113,000     5.92       5/08/00        5,055,825
Svenska Handelsbank, Inc.                                                     10,700,000     5.85       4/18/00       10,616,540
Swiss RE Financial Products Corporation (b)                                    1,000,000     5.75       3/06/00          999,201
                                                                              15,000,000     5.78       3/08/00       14,983,142
                                                                               7,000,000     5.90       4/27/00        6,934,608


                                                                              35

--------------------------------------------------------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                            February 29, 2000
--------------------------------------------------------------------------------------------------------------------------------
                                           STRONG MONEY MARKET FUND (continued)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                Principal  Yield to    Maturity      Amortized
                                                                                 Amount    Maturity    Date (d)    Cost (Note 2)
--------------------------------------------------------------------------------------------------------------------------------
Total Fina SA (b)                                                           $  7,400,000     5.85%      4/20/00    $   7,339,875
Tulip Funding Corporation (b)                                                  3,060,000     5.94       5/19/00        3,020,113
UBN, Inc.                                                                     13,000,000     5.99       5/25/00       12,816,140
USAA Capital Corporation                                                      14,700,000     5.82       4/17/00       14,588,305
                                                                               7,000,000     5.88       5/04/00        6,926,827
Unifunding, Inc.                                                               4,190,000     5.91       5/04/00        4,145,977
Variable Funding Capital Corporation (b)                                       5,500,000     5.75       3/06/00        5,495,607
                                                                               4,700,000     5.77       3/03/00        4,698,493
                                                                              16,000,000     5.86       4/18/00       15,874,986
Victory Receivables Corporation (b)                                           10,941,000     5.81       3/17/00       10,912,748
                                                                               4,490,000     5.82       3/27/00        4,471,127
                                                                               9,368,000     5.87       4/03/00        9,317,592
Warner Lambert Company                                                           633,600     5.50     Upon Demand        633,600
Washington Post Company (b)                                                   12,469,000     5.76       3/06/00       12,459,025
West Baton Rouge Parish, Louisiana Industrial District Number 3 Revenue (b)    3,450,000     5.88       3/06/00        3,450,000
Whiting, Indiana Industrial Sewage and Solid Waste Disposal Revenue           12,900,000     5.79       3/07/00       12,900,000
Windmill Funding Corporation (b)                                              16,440,000     5.73       3/03/00       16,434,767
                                                                               2,425,000     5.87       4/11/00        2,408,788
                                                                               3,300,000     5.88       4/19/00        3,273,589
Wisconsin Electric Power Company                                                  58,700     5.50     Upon Demand         58,700
Wood Street Funding Corporation (b)                                            6,600,000     5.78       3/02/00        6,598,940
                                                                              13,210,000     5.83       3/28/00       13,152,239
Yale University                                                                9,250,000     5.79       3/20/00        9,221,733
Yorkshire Building Society                                                     5,000,000     5.80       3/23/00        4,982,278
                                                                               8,002,000     5.91       5/19/00        7,898,221
--------------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper                                                                                             1,767,463,939
--------------------------------------------------------------------------------------------------------------------------------

Corporate Obligations 1.1%
LaSalle Bank North America, Chicago, Illinois Short-Term Bank Notes:
  Tranche 00023, 6.50%                                                         8,000,000     6.50      10/30/00        8,000,000
  Tranche 00024, 6.50%                                                        14,000,000     6.50      11/03/00       14,000,000
--------------------------------------------------------------------------------------------------------------------------------
Total Corporate Obligations                                                                                           22,000,000
--------------------------------------------------------------------------------------------------------------------------------

Taxable Variable Rate Put Bonds 7.2%
Alabama IDA IDR - Southern Tool, Inc. Project                                  5,900,000     6.00       3/02/00        5,900,000
Alabama Incentives Financing Authority Special Obligation                     10,000,000     6.00       3/02/00       10,000,000
Aurora, Kane & DuPage Counties, Illinois IDR                                   1,300,000     5.93       3/02/00        1,300,000
Botsford General Hospital Revenue                                              4,400,000     5.95       3/01/00        4,400,000
Chattanooga, Tennessee IDB Revenue - Radisson Read Project                     3,660,000     6.59       3/02/00        3,660,000
Community Health Systems, Inc.                                                 2,900,000     5.85       3/01/00        2,900,000
Concrete Company                                                               2,120,000     6.00       3/02/00        2,120,000
Health Midwest Ventures Group, Inc.                                            7,900,000     5.95       3/01/00        7,900,000
Illinois Housing Development Revenue                                          14,345,000     5.99       3/01/00       14,345,000
KinderCare Learning Centers, Inc.                                              4,000,000     6.10       3/01/00        4,000,000
Kings Glen Apartments LLC                                                      3,297,000     6.00       3/02/00        3,297,000
Mississippi Business Finance Corporation IDR - GE Plastics Project             2,500,000     5.87       3/01/00        2,500,000
New Jersey EDA EDR - MSNBC/CNBC                                                7,900,000     5.87       3/01/00        7,900,000
New Jersey Sports and Exposition Authority Sports Complex Subordinated
 Refunding Revenue                                                            21,275,000     5.99       3/01/00       21,275,000
Pointe Chase Apartments LLC                                                    7,000,000     6.00       3/02/00        7,000,000
Radiation Oncology Partners LLP                                                2,780,000     6.00       3/02/00        2,780,000
Sempra Energy Employee Stock Ownership Plan and Trust                          9,000,000     5.98       3/01/00        9,000,000
South Carolina Jobs - EDA Health Facilities Revenue                            3,000,000     6.39       3/02/00        3,000,000
Stanislaus County, California Pension Obligations                              9,335,000     5.99       3/01/00        9,335,000
T3 Holdings, Inc. (b)                                                         10,000,000     5.88       3/01/00       10,000,000
Thayer Properties LLC                                                          3,370,000     6.00       3/02/00        3,370,000
Tifton Mall, Inc.                                                              3,685,000     6.00       3/02/00        3,685,000
Virginia HDA MFHR                                                              1,980,000     5.99       3/01/00        1,980,000
WLB LLC                                                                        2,000,000     6.00       3/02/00        2,000,000
--------------------------------------------------------------------------------------------------------------------------------
Total Taxable Variable Rate Put Bonds                                                                                143,647,000
--------------------------------------------------------------------------------------------------------------------------------

36

--------------------------------------------------------------------------------------------------------------------------------
                                           STRONG MONEY MARKET FUND (continued)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                Principal  Yield to    Maturity      Amortized
                                                                                 Amount    Maturity    Date (d)    Cost (Note 2)
--------------------------------------------------------------------------------------------------------------------------------
United States Government and Agency Issues 4.5%
Federal Home Loan Bank Bonds:
  5.08%, Due 3/03/00                                                         $18,500,000     5.08%      3/03/00    $  18,500,000
  5.10%, Due 3/08/00                                                          18,500,000     5.10       3/08/00       18,500,000
  5.14%, Due 3/08/00                                                          18,200,000     5.14       3/08/00       18,200,000
  6.75%, Due 3/15/01 (f)                                                      35,000,000     6.75       3/15/01       35,000,000
--------------------------------------------------------------------------------------------------------------------------------
Total United States Government and Agency Issues                                                                      90,200,000
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Total Investments in Securities 101.9%                                                                             2,037,310,718
Other Assets and Liabilities, Net (1.9%)                                                                             (38,285,562)
--------------------------------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                                                 $1,999,025,156
================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                            STRONG MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------------------------------------------------------
                                                                                Principal  Yield to    Maturity      Amortized
                                                                                 Amount    Maturity    Date (d)    Cost (Note 2)
--------------------------------------------------------------------------------------------------------------------------------
Municipal Bonds 17.7%
Alaska 0.4%
North Slope Boro, Alaska Zero% Capital Appreciation GO                       $10,000,000     4.37%      1/01/01     $  9,647,710

Arizona 1.2%
USBI Trust Pass-Thru Certificates, Series 1998-C (e)                          28,315,000     4.50       3/01/00       28,315,000

Arkansas 0.2%
Arkansas DFA SFMR Mortgage-Backed Securities Program (e)                       5,375,000     4.30       3/01/01        5,375,000

Colorado 1.6%
Fort Collins, Colorado MFHR - Dry Creek Apartments Project (e)                 4,490,000     3.85       8/01/00        4,490,000
USBI Trust Pass-Thru Certificates, Series 1998-D (e)                          34,750,000     4.75      12/01/00       34,750,000
                                                                                                                    ------------
                                                                                                                      39,240,000
District of Columbia 1.3%
District of Columbia 4.35% SFHR (f)                                           33,000,000     4.35       3/21/01       33,000,000

Florida 0.2%
Orange County, Florida 9.25% Health Facilities Authority Revenue -
  Mental Health Services Project (Pre-Refunding at $102 on 7/01/00)            3,580,000     4.16       7/01/00        3,711,099

Indiana 0.4%
Penn-Harris-Madison, Indiana 4.50% School Corporation Tax                     10,000,000    4.37      12/29/00        10,010,376
  Anticipation Warrants

Massachusetts 1.0%
Massachusetts Industrial Finance Agency Revenue - Northeast Center for
  Autism Project (Pre-Refunding at $100 on 11/01/00):
  9.00%                                                                        1,910,000     4.41      11/01/00        1,967,255
  9.50%                                                                        8,910,000     4.41      11/01/00        9,206,063
Massachusetts 9.00% Industrial Finance Agency Tunnel Revenue
  (Pre-Refunding at $102 on 10/01/00)                                         13,320,000     4.51      10/01/00       13,922,573
                                                                                                                    ------------
                                                                                                                      25,095,891
Minnesota 0.5%
Hopkins, Minnesota 4.50% Independent School District Number 270 Tax
  Anticipation Certificates                                                    4,500,000     4.30       3/22/01        4,509,126
Minnesota Housing Finance Agency SFHR (e)                                      5,000,000     3.65       6/29/00        5,000,763
USBI Trust Pass-Thru Certificates, Series 1999-G (e)                           4,000,000     4.88       5/01/00        4,000,000
                                                                                                                    ------------
                                                                                                                      13,509,889
New Jersey 1.3%
Hudson County, New Jersey COP Trusts (e)                                      11,625,000     3.95       3/01/00       11,625,000
Passaic County, New Jersey 3.30% BAN                                          20,643,500     3.25       3/31/00       20,644,314
                                                                                                                    ------------
                                                                                                                      32,269,314
New Mexico 0.2%
Bernalillo County, New Mexico MFHR - Valencia Retirement Apartments
  Project (e)                                                                  6,000,000     4.20      12/01/00        6,000,000

New York 2.2%
Nassau County, New York 4.25% BAN - Bank Purchase Agreement                    6,750,000     3.60       5/16/00        6,759,166
Nassau County, New York 3.75% RAN                                             30,000,000     3.31       3/15/00       30,005,351


                                                                              37

--------------------------------------------------------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                            February 29, 2000
--------------------------------------------------------------------------------------------------------------------------------
                                      STRONG MUNICIPAL MONEY MARKET FUND (continued)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                Principal  Yield to    Maturity      Amortized
                                                                                 Amount    Maturity    Date (d)    Cost (Note 2)
--------------------------------------------------------------------------------------------------------------------------------
Poughkeepsie, New York Industrial Development Agency Senior Living
  Facilities Revenue - The Manor at Woodside Project (e)                     $17,250,000     5.37%      4/20/00     $ 17,250,000
                                                                                                                    ------------
                                                                                                                      54,014,517
Ohio 1.5%
American Municipal Power-Ohio, Inc. Electric System Revenue
Improvement 3.35% BAN                                                          7,665,000     3.35       3/16/00        7,665,000
Franklin, Ohio MFHR - 260 East Naghten Street Project (e)                      6,250,000     3.85       8/01/00        6,250,000
Licking County, Ohio MFHR - Sharon Glyn II Apartments Project (e)              3,500,000     4.05      10/01/00        3,500,000
Ohio 4.25% Housing Finance Agency Mortgage Revenue                            20,000,000     4.25       3/01/01       20,000,000
                                                                                                                    ------------
                                                                                                                      37,415,000
South Dakota 0.3%
South Dakota 3.20% HDA Homeownership Mortgage Revenue                          8,000,000     3.20       4/07/00        8,000,000

Texas 3.0%
Greater East Texas Higher Education Authority, Inc. Student Loan Revenue (e)   7,000,000     4.22       2/01/01        7,000,000
Greater Texas Student Loan Corporation Student Loan Revenue (e)                3,300,000     4.22       2/01/01        3,300,000
                                                                              10,000,000     4.25       2/01/01       10,000,000
Greater Texas Student Loan Corporation Student Loan Revenue Refunding (e)      8,000,000     4.28       3/01/01        8,000,000
Lower Colorado River Authority Revenue (e)                                     7,240,000     4.00      11/09/00        7,240,000
Matagorda County, Texas 7.50% Navigation District Number 1 PCR -
  Central Power & Light Company Project (Pre-Refunding at $102 on 3/01/00)     8,000,000     4.00       3/01/00        8,160,000
Texas 4.50% TRAN                                                              30,000,000     3.71       8/31/00       30,115,967
                                                                                                                    ------------
                                                                                                                      73,815,967
Wisconsin 0.6%
Menasha, Wisconsin 3.55% Promissory Notes (e)                                  4,260,000     3.50       4/30/00        4,260,335
Milwaukee, Wisconsin Redevelopment Authority Redevelopment Revenue -
  Dynapro Thin Film Products Project                                           3,500,000     4.50       6/21/00        3,500,000
Mount Horeb, Wisconsin 4.78% Area School District BAN                          6,080,000     4.77      10/02/00        6,080,400
                                                                                                                    ------------
                                                                                                                      13,840,735
Multiple States 1.8%
Puttable Floating Option Tax-Exempt Receipts, Series PPT-7 (e)                17,360,000     4.50       1/25/01       17,360,000
USBI Trust Pass-Thru Certificates, Series 1999-E (e)                          26,710,000     4.50       3/01/00       26,710,000
                                                                                                                    ------------
                                                                                                                      44,070,000
--------------------------------------------------------------------------------------------------------------------------------
Total Municipal Bonds                                                                                                437,330,498
--------------------------------------------------------------------------------------------------------------------------------

Municipal Commercial Paper 4.8%
Arizona 1.0%
Arizona Industrial Commission Special Fund Tax-Exempt COP Refunding              500,000     5.75       3/01/00          500,000
                                                                               9,800,000     5.75       3/08/00        9,800,000
Maricopa County, Arizona IDA IDR - Citizens Utilities Company Project          4,000,000     4.10       4/06/00        4,000,000
Mohave County, Arizona IDA IDR - Citizens Utilities Company Project            3,500,000     4.10       4/06/00        3,500,000
Santa Cruz County, Arizona IDA IDR                                             7,680,000     4.05       4/06/00        7,680,000
                                                                                                                    ------------
                                                                                                                      25,480,000
Arkansas 0.2%
Hope, Arkansas Solid Waste Disposal Revenue - Temple-Inland Forest
  Products Corporation Project                                                 4,000,000     4.40       4/13/00        4,000,000

Georgia 0.8%
Georgia Municipal Gas Authority Gas Revenue - Southern Portfolio I Project    15,890,000     5.50       3/08/00       15,890,000
McDuffie County, Georgia Development Authority Waste Disposal Revenue -
  Temple-Inland Forest Products Corporation Project                            3,100,000     4.40       4/13/00        3,100,000
                                                                                                                    ------------
                                                                                                                      18,990,000
Hawaii 0.7%
Hawaii Department of Budget and Finance Special Purpose Mortgage Revenue -
  Citizens Utilities Company Project:
  Series A                                                                     7,000,000     4.15       4/06/00        7,000,000
  Series C                                                                    10,000,000     4.15       4/06/00       10,000,000
                                                                                                                    ------------
                                                                                                                      17,000,000
Texas 2.1%
Angelina and Neches River Authority PCR Refunding - Temple-Inland
  Forest Products Corporation Project                                          2,600,000     4.40       4/13/00        2,600,000
Angelina and Neches River Authority Solid Waste Disposal
  Revenue - Temple Eastex, Inc. Project                                        9,550,000     4.40       4/13/00        9,550,000
                                                                               4,000,000     4.50       4/13/00        4,000,000
Harris County, Texas Health Facilities Development Corporation
  Hospital Revenue - Memorial Hospital System Project                         10,000,000     3.70       3/01/00       10,000,000


38

--------------------------------------------------------------------------------------------------------------------------------
                                      STRONG MUNICIPAL MONEY MARKET FUND (continued)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                Principal  Yield to    Maturity      Amortized
                                                                                 Amount    Maturity    Date (d)    Cost (Note 2)
--------------------------------------------------------------------------------------------------------------------------------
Houston, Texas Water & Sewer Systems Revenue                                 $10,000,000     4.05%      4/05/00     $ 10,000,000
Texas Port Development Corporation Marine Terminal Refunding
  Revenue - Mitsui & Company USA, Inc. Project                                15,100,000     5.75       3/08/00       15,100,000
                                                                                                                    ------------
                                                                                                                      51,250,000
--------------------------------------------------------------------------------------------------------------------------------
Total Municipal Commercial Paper                                                                                     116,720,000
--------------------------------------------------------------------------------------------------------------------------------

Annual Variable Rate Put Bonds 3.3%
Alabama 0.5%
Mobile, Alabama IDB Solid Waste Disposal Revenue - International Paper
   Company Project                                                             8,400,000     3.85       3/01/00        8,400,000
Selma, Alabama IDB Solid Waste Disposal Revenue - International Paper
   Company Project                                                             2,900,000     4.35       9/01/00        2,900,000
                                                                                                                      11,300,000
District of Columbia 0.4%
District of Columbia Supplemental Student Loan Revenue - The Consern
  Loan Program                                                                 9,300,000     4.75       7/01/00        9,300,000

Louisiana 0.4%
Plaquemines, Louisiana Port Harbor and Terminal District Port Facilities
  Revenue - Chevron Pipe Line Company Project                                 11,250,000     4.03       9/01/00       11,220,986

Maine 0.1%
Jay, Maine Solid Waste Disposal Revenue - International Paper Company
   Project                                                                     3,575,000     4.35       9/01/00        3,575,000

Mississippi 0.1%
Jones County, Mississippi Solid Waste Disposal Revenue - International
   Paper Company Project                                                       2,900,000     4.35       9/01/00        2,900,000

Puerto Rico 0.5%
Puerto Rico Industrial, Medical and Environmental PCFA Revenue -
  Union Carbide Corporation Project                                           12,955,000     4.00       3/15/00       12,955,000

Tennessee 0.3%
Brownsville, Tennessee IDB IDR - Dynametal Technologies, Inc. Project          6,925,000     3.90       6/01/00        6,925,000

Texas 0.8%
Brazos River Authority Collateralized PCR Refunding - Texas Utilities
  Electric Company Project:
  Series A                                                                    13,000,000     3.70       4/01/00       13,000,000
  Series B                                                                     7,000,000     4.15       6/19/00        7,000,000
                                                                                                                    ------------
                                                                                                                      20,000,000
Multiple States 0.2%
Eastern States Tax-Exempt Mortgage Bond Trust (e)                              4,415,000     5.19       3/01/00        4,415,000
--------------------------------------------------------------------------------------------------------------------------------
Total Annual Variable Rate Put Bonds                                                                                  82,590,986
--------------------------------------------------------------------------------------------------------------------------------

Semi-Annual Variable Rate Put Bonds 0.6%
Kentucky 0.3%
Scottsville, Kentucky IDR - Sumitomo Electric Wiring Systems, Inc. Project     8,000,000     5.15       5/01/00        8,000,000

Tennessee 0.3%
Marion County, Tennessee Environmental IDB EDR - Variform, Inc. Project        7,000,000     4.35       8/01/00        7,000,000

Wisconsin 0.0%
Milwaukee, Wisconsin IDR - Wayne C. Oldenburg Project                            510,000     4.65       8/01/00          510,000
--------------------------------------------------------------------------------------------------------------------------------
Total Semi-Annual Variable Rate Put Bonds                                                                             15,510,000
--------------------------------------------------------------------------------------------------------------------------------

Quarterly Variable Rate Put Bonds 0.1%
Minnesota
Minneapolis, Minnesota Revenue - Minneapolis Institute of the Arts Project     2,675,000     3.85       3/31/00        2,675,000
--------------------------------------------------------------------------------------------------------------------------------
Total Quarterly Variable Rate Put Bonds                                                                                2,675,000
--------------------------------------------------------------------------------------------------------------------------------
Monthly Variable Rate Put Bonds 0.7%
Illinois 0.1%
Green Leaf Ventures, Inc. Tax-Exempt Bond Grantor Trust                        2,000,000     4.35       4/01/00        2,000,000

Maryland 0.2%
Prince George's County, Maryland EDR Refunding - Capital View II LP Facility   6,380,000     4.40       4/01/00        6,380,000

Ohio 0.1%
Blue Bell Tax-Exempt Bond Grantor Trust                                        1,621,892     4.30       4/01/00        1,621,892

Multiple States 0.3%
GAF Corporation Tax-Exempt Bond Grantor Trust                                  4,300,000     3.90       4/01/00        4,300,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                                 February 29, 2000
------------------------------------------------------------------------------------------------------------------------------------
                                      Strong Municipal Money Market Fund (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Principal     Yield to    Maturity      Amortized
                                                                                 Amount       Maturity    Date (d)    Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
Johnson Controls, Inc. Tax-Exempt Bond Grantor Trust                        $  2,345,000        4.25%      4/01/00  $  2,345,000
                                                                                                                    ------------
                                                                                                                       6,645,000
--------------------------------------------------------------------------------------------------------------------------------
Total Monthly Variable Rate Put Bonds                                                                                 16,646,892
--------------------------------------------------------------------------------------------------------------------------------

WEEKLY VARIABLE RATE PUT BONDS 61.7%
ALABAMA 2.8%
Alabama HFA SFMR:
  Series A-1                                                                   5,915,000        4.15       3/08/00     5,915,000
  Series A-2                                                                  19,505,000        4.15       3/08/00    19,505,000
Alabama IDA IDR:
  Research Genetics, Inc. Project                                              2,625,000        4.20       3/08/00     2,625,000
  Whitesell Project                                                            4,300,000        4.15       3/08/00     4,300,000
Athens, Alabama IDB Revenue - Coilplus-Alabama, Inc. Project                   8,000,000        4.20       3/08/00     8,000,000
Bridgeport, Alabama IDB IDR - Beaulieu Nylon, Inc. Project                    10,000,000        4.30       3/08/00    10,000,000
Montgomery, Alabama Downtown Redevelopment Authority Revenue -
  Southern Poverty Law Project                                                15,000,000        4.60       3/08/00    15,000,000
Montgomery, Alabama IDB IDR - Asphalt Contractors, Inc. Project                1,100,000        4.20       3/08/00     1,100,000
Pell, Alabama IDB IDR - Kinder/Gorbel Project                                  1,585,000        4.25       3/08/00     1,585,000
                                                                                                                    ------------
                                                                                                                      68,030,000
ARIZONA 0.9%
Chandler, Arizona IDA MFHR - Greentree Place Apartments Project                6,218,000        6.13       3/08/00     6,218,000
Mohave County, Arizona IDA IDR - Citizens Utilities Company Project            2,090,000        4.05       3/08/00     2,090,000
Navajo County, Arizona IDA IDR - Citizens Utilities Company Project            5,120,000        4.05       3/08/00     5,120,000
                                                                               8,280,000        3.90       3/08/00     8,280,000
                                                                                                                    ------------
                                                                                                                      21,708,000
ARKANSAS 0.1%
Hope, Arkansas IDR - Champion Parts, Inc. Project                                800,000        4.20       3/08/00       800,000
Trumann, Arkansas IDR - Roach Manufacturing Corporation Project                2,000,000        4.15       3/08/00     2,000,000
                                                                                                                    ------------
                                                                                                                       2,800,000
CALIFORNIA 0.7%
Glenn, California IDA IDR - Land O' Lakes, Inc. Project                        1,900,000        4.15       3/08/00     1,900,000
Los Angeles, California Community Redevelopment Agency MFHR - Skyline at
  Southpark Project                                                            4,400,000        5.55       3/08/00     4,400,000
Los Angeles County, California IDA IDR - Goldberg & Solovy Foods, Inc. Project 2,725,000        5.25       3/08/00     2,725,000
Ontario, California IDA IDR - P & S Development Project                        2,650,000        4.80       3/08/00     2,650,000
Oxnard, California IDA IDR - O.G. Dehydrated, Inc. Project                     3,050,000        4.26       3/08/00     3,050,000
San Bernardino County, California COP - 1992 Justice Center/Airport
   Improvements Refunding Project                                              1,960,000        4.40       3/08/00     1,960,000
                                                                                                                    ------------
                                                                                                                      16,685,000
COLORADO 0.6%
Aurora, Colorado IDR - Optima Batteries, Inc. Project                          3,430,000        4.15       3/08/00     3,430,000
Colorado HFA EDR - NTA Leasing Company Project                                 1,975,000        4.30       3/08/00     1,975,000
Jefferson County, Colorado IDR - Accutronics, Inc. Project                     1,775,000        4.40       3/08/00     1,775,000
Lakewood, Colorado Jefferson County IDR - Verden Associates - Holiday
  Inn Project                                                                  2,800,000        4.50       3/08/00     2,800,000
Westminster, Colorado IDR - Lifecare International Project                     4,240,000        4.30       3/08/00     4,240,000
                                                                                                                    ------------
                                                                                                                      14,220,000
FLORIDA 4.0%
Bay County, Florida Revenue - Methodist Homes Project                          3,635,000        4.15       3/08/00     3,635,000
Brevard County, Florida IDR - US Space Camp Foundation Project                 3,540,000        4.15       3/08/00     3,540,000
Broward County, Florida HFA MFHR - Sawgrass Pines Apartments Project          12,000,000        4.60       3/08/00    12,000,000
Capital Trust Agency MFHR                                                     35,000,000        4.04       3/08/00    35,000,000
Dade County, Florida Health Facilities Authority Hospital Revenue -
  Miami Children's Hospital Project                                           19,200,000        4.15       3/08/00    19,200,000
Dade County, Florida IDA IDR - Engelhard/ICC Project                           8,500,000        4.50       3/08/00     8,500,000
Ithaka Partners II Trust Certificates                                          4,102,032        4.40       3/08/00     4,102,032
Jacksonville, Florida Hospital Revenue - University Medical Center, Inc.
  Project                                                                     13,200,000        5.35       3/08/00    13,200,000
                                                                                                                    ------------
                                                                                                                      99,177,032
GEORGIA 8.1%
Athens-Clarke County, Georgia IDA IDR - Nakanishi Manufacturing Corporation
Project                                                                        8,000,000        4.48       3/08/00     8,000,000
Bremen, Georgia Development Authority IDR - HL-A Company, Inc. Project         9,000,000        4.75       3/08/00     9,000,000
Bulloch County, Georgia Development Authority Solid Waste Disposal
  Revenue - Apogee Enterprises, Inc. Project                                   5,400,000        4.05       3/08/00     5,400,000
Cherokee County, Georgia IDA Revenue - Piolax Corporation Project              7,000,000        4.95       3/08/00     7,000,000
Fulton County, Georgia IDA Revenue - STO Corporation Project                   3,000,000        4.00       3/08/00     3,000,000

------------------------------------------------------------------------------------------------------------------------------------
                                      Strong Municipal Money Market Fund (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Principal     Yield to    Maturity      Amortized
                                                                                 Amount       Maturity    Date (d)    Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
Georgia Municipal Gas Authority Gas Revenue - Agency Project:
  Series A                                                                   $51,800,000        5.15%      3/08/00 $  51,798,446
  Series B                                                                    13,500,000        5.15       3/08/00    13,500,000
  Series C                                                                    24,990,000        5.15       3/08/00    24,990,000
Georgia Municipal Gas Authority Gas Revenue - Gas Portfolio II Project        58,500,000        5.15       3/08/00    58,498,642
Newton County, Georgia IDA IDR - Komatsu Forklift USA, Inc. Project            7,500,000        5.40       3/08/00     7,500,000
Rockdale County, Georgia Development Authority IDR - Liochem, Inc. Project     8,000,000        5.35       3/08/00     8,000,000
Savannah, Georgia EDA IDR - Savannah Steel & Metal Company Project             1,290,000        4.20       3/08/00     1,290,000
Whitfield County, Georgia Development Authority Solid Waste Disposal Revenue -
  Aladdin Manufacturing Corporation Project                                    3,100,000        4.05       3/08/00     3,100,000
                                                                                                                    ------------
                                                                                                                     201,077,088
HAWAII 2.0%
Hawaii HFA HDC Rental Housing System Revenue                                  19,900,000        4.65       3/08/00    19,900,000
Hawaii HFA HDC SFMR Trust Receipts                                            28,655,000        4.05       3/08/00    28,655,000
                                                                                                                    ------------
                                                                                                                      48,555,000
IDAHO 0.2%
Bonneville County, Idaho IDC IDR - Yellowstone Plastics Project                5,900,000        4.10       3/08/00     5,900,000

ILLINOIS 2.9%
Arlington Heights, Illinois MFHR Refunding - Dunton Tower Apartments Project   7,050,000        4.80       3/08/00     7,050,000
Carol Stream, Illinois IDR - MI Enterprises Project                            2,250,000        4.15       3/08/00     2,250,000
Hazel Crest, Illinois Retirement Center Revenue - Waterford Estates Project    3,530,000        5.10       3/08/00     3,530,000
Illinois DFA IDR:
  Homak Manufacturing Company, Inc. Project                                    5,640,000        4.15       3/08/00     5,640,000
  Icon Metalcraft, Inc. Project                                                2,410,000        4.15       3/08/00     2,410,000
  MTI Project                                                                  4,000,000        5.35       3/08/00     4,000,000
  THK America, Inc. Project                                                    3,700,000        5.85       3/08/00     3,700,000
Lakemoor, Illinois MFHR - Lakemoor Apartments Project:
  Series A                                                                     4,595,486        4.20       3/08/00     4,595,486
  Series C                                                                    25,000,000        4.20       3/08/00    25,000,000
Phoenix Realty Special Account Illinois MFHR - Brightons Mark Project          8,075,000        4.27       3/08/00     8,075,000
Springfield, Illinois Airport Authority Revenue - Allied-Signal, Inc. Project  4,375,000        4.35       3/08/00     4,375,000
Woodridge, Illinois Industrial Revenue - McDavid Knee Guard Project            1,955,000        4.25       3/08/00     1,955,000
                                                                                                                    ------------
                                                                                                                      72,580,486
INDIANA 0.3%
Ashley, Indiana EDR - Trin, Inc. Project                                       4,000,000        4.75       3/08/00     4,000,000
Brownsburg, Indiana EDR - Zanetis Enterprises Project                          3,000,000        4.20       3/08/00     3,000,000
                                                                                                                    ------------
                                                                                                                       7,000,000
IOWA 0.5%
Cedar Rapids, Iowa IDR Refunding First Program - Columbus McKinnon
  Corporation Project                                                            615,000        4.50       3/08/00       615,000
Indianola, Iowa Health Care Facility Revenue Refunding - The Village Project   5,490,000        4.15       3/08/00     5,490,000
Iowa Finance Authority IDR:
  Dixie Bedding Company Project                                                3,000,000        4.30       3/08/00     3,000,000
  First Cooperative Association Project                                        3,325,000        4.10       3/08/00     3,325,000
                                                                                                                    ------------
                                                                                                                      12,430,000
KANSAS 0.4%
Kansas DFA MFHR - Trails of Garden City and Cottonwood of Liberal Projects     4,740,000        4.20       3/08/00     4,740,000
Lawrence, Kansas IDR - ProSoCo Project                                         5,540,000        4.20       3/08/00     5,540,000
                                                                                                                    ------------
                                                                                                                      10,280,000
KENTUCKY 1.0%
Daviess County, Kentucky MFHR Refunding - Park Regency Apartments Project      4,155,000        4.15       3/08/00     4,155,000
Hancock County, Kentucky Solid Waste Disposal Revenue - NSA, Ltd. Project      7,815,000        4.15       3/08/00     7,815,000
Russellville, Kentucky Industrial Building Revenue - JS Technos
  Corporation Project                                                          2,800,000        5.85       3/08/00     2,800,000
Somerset, Kentucky IBR - Tibbals Flooring Company Project                     10,000,000        4.20       3/08/00    10,000,000
                                                                                                                    ------------
                                                                                                                      24,770,000
LOUISIANA 0.1%
Caddo-Bossier Parishes, Louisiana Port Commission Revenue - Shreveport
  Fabricators Project                                                          1,500,000        4.80       3/08/00     1,500,000

MARYLAND 0.9%
Howard County, Maryland MFHR                                                  10,737,000        4.26       3/08/00    10,737,000
Maryland Economic Development Corporation IDR - Lenmar, Inc. Project           5,900,000        4.11       3/08/00     5,900,000
Washington County, Maryland EDR - Tandy Project                                5,100,000        4.80       3/08/00     5,100,000
                                                                                                                    ------------
                                                                                                                      21,737,000
MASSACHUSETTS 0.4%
Massachusetts Industrial Finance Agency IDR - Portland Causeway Realty Trust   2,600,000        4.30       3/08/00     2,600,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                                 February 29, 2000
------------------------------------------------------------------------------------------------------------------------------------
                                      Strong Municipal Money Market Fund (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Principal     Yield to    Maturity      Amortized
                                                                                 Amount       Maturity    Date (d)    Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
Salem, Massachusetts IDFA IDR - Applied Extrusion
  Technologies, Inc. Project                                                $  6,500,000        4.30%      3/08/00  $  6,500,000
                                                                                                                    ------------
                                                                                                                       9,100,000
MICHIGAN 0.7%
Lansing, Michigan Limited Obligation EDC IDR - Ashland Oil, Inc. Project       1,400,000        5.60       3/08/00     1,400,000
Michigan Job Development Authority PCR - Mazda Motor Manufacturing
  USA Corporation Project                                                     11,200,000        5.35       3/08/00    11,200,000
Michigan Strategic Fund, Ltd. Obligation Revenue Refunding - Alpha
  Technology Corporation Project                                               5,000,000        4.75       3/08/00     5,000,000
                                                                                                                    ------------
                                                                                                                      17,600,000
MINNESOTA 1.3%
Burnsville, Minnesota Housing Revenue - Provence LLC Project                  12,650,000        4.55       3/08/00    12,650,000
Farmington, Minnesota IDR - WFW Ventures LLC Project                           1,890,000        4.19       3/08/00     1,890,000
New Brighton, Minnesota IDR - Donatelle Holdings Project                       3,100,000        4.30       3/08/00     3,100,000
Osseo, Minnesota Independent School District Number 279 Trust Certificates     6,390,000        4.15       3/08/00     6,390,000
Princeton, Minnesota IDR - Plastic Products Company, Inc. Project              1,000,000        4.30       3/08/00     1,000,000
St. Louis Park, Minnesota Health Care Facilities Revenue Trust Certificates    7,000,000        4.15       3/08/00     7,000,000
                                                                                                                    ------------
                                                                                                                      32,030,000
MISSISSIPPI 0.4%
Mississippi Business Finance Corporation IDR:
  American Metal Sales, Inc. Project                                           3,700,000        4.60       3/08/00     3,700,000
  Barclay Furniture Company Project                                            1,300,000        4.25       3/08/00     1,300,000
  Polks Meat Products, Inc. Project                                            4,300,000        4.60       3/08/00     4,300,000
                                                                                                                    ------------
                                                                                                                       9,300,000
MISSOURI 2.1%
Berkeley, Missouri IDA Exempt Facility Revenue - St. Louis Air Cargo
  Services, Inc. Project                                                      12,500,000        5.25       3/08/00    12,500,000
Kansas City, Missouri IDA Facilities Revenue - KC Air Cargo Service Project    7,000,000        5.25       3/08/00     7,000,000
Missouri Development Finance Board IDR - MFA, Inc. Project:
  Series A                                                                     1,990,000        4.10       3/08/00     1,990,000
  Series B                                                                       765,000        4.10       3/08/00       765,000
Missouri Development Finance Board Lease Revenue - Missouri
  Association of Municipal Utilities Lease Project                            10,200,000        3.95       3/08/00    10,200,000
Missouri Economic Development Export and Infrastructure Board IDR:
  Series A                                                                     2,025,000        4.30       3/08/00     2,025,000
  Series D                                                                     2,395,000        4.30       3/08/00     2,395,000
St. Charles County, Missouri IDA IDR - Craftsmen Industries Project            6,195,000        4.22       3/08/00     6,195,000
St. Joseph, Missouri IDA IDR - Albaugh, Inc. Project                           2,000,000        4.27       3/08/00     2,000,000
Washington, Missouri IDA IDR - Clemco Industries Project                       5,000,000        4.22       3/08/00     5,000,000
West Plains, Missouri IDA IDR - West Plains Manor Project                      2,200,000        4.00       3/08/00     2,200,000
                                                                                                                    ------------
                                                                                                                      52,270,000
NEBRASKA 0.3%
Buffalo County, Nebraska IDR - Agrex, Inc. Project                             2,510,000        4.15       3/08/00     2,510,000
Nuckolls County, Nebraska IDR - Agrex, Inc. Project                            5,100,000        4.15       3/08/00     5,100,000
                                                                                                                    ------------
                                                                                                                       7,610,000
NEVADA 0.7%
Henderson Nevada Public Improvement Trust MFHR Refunding - Pueblo II Project  11,500,000        3.95       3/08/00    11,500,000
Nevada Department of Commerce IDR - Master-Halco, Inc. Project                 4,600,000        5.15       3/08/00     4,600,000
                                                                                                                    ------------
                                                                                                                      16,100,000
NEW HAMPSHIRE 0.2%
New Hampshire IDA Industrial Facility Revenue - Ferrofluidics
  Corporation - 1984 Nashua Series Project                                     5,000,000        4.60       3/08/00     5,000,000

NEW JERSEY 0.2%
New Jersey EDA EDR - Epitaxx, Inc. Project                                     5,000,000        5.35       3/08/00     5,000,000

NEW MEXICO 0.5%
Bernalillo County, New Mexico MFHR - Westwood Villas Project                  13,360,000        4.85       3/08/00    13,360,000

NEW YORK 0.6%
Islip, New York IDA IDR - Radiation Dynamics Project                           6,000,000        5.35       3/08/00     6,000,000
New York Dormitory Authority Revenue                                           9,945,000        4.12       3/08/00     9,945,000
                                                                                                                    ------------
                                                                                                                      15,945,000
NORTH CAROLINA 1.3%
Alleghany County, North Carolina Industrial Facilities and PCFA IDR -
  Spring - Ford Knitting Company, Inc. Project                                 1,750,000        4.10       3/08/00     1,750,000

------------------------------------------------------------------------------------------------------------------------------------
                                      Strong Municipal Money Market Fund (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Principal     Yield to    Maturity      Amortized
                                                                                 Amount       Maturity    Date (d)    Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
Buncombe County, North Carolina Industrial Facilities and PCFA
  Revenue - Rich Mount, Inc. Project                                        $  4,035,000        5.40%      3/08/00  $  4,035,000
Craven County, North Carolina Industrial Facilities and PCFA IDR -
  Wheatstone Corporation Project                                               3,800,000        4.20       3/08/00     3,800,000
Gaston County, North Carolina Industrial Facilities and PCFA IDR -
  Spring-Ford Knitting Company, Inc. Project                                   3,330,000        4.10       3/08/00     3,330,000
Hoke County, North Carolina Industrial Facilities and PCFA IDR -
  Triangle Building Supply, Inc. Project                                       2,250,000        4.20       3/08/00     2,250,000
Mecklenburg County, North Carolina Industrial Facilities and PCFA
  Industrial Revenue - Murata Wiedemann, Inc. Project                          5,300,000        5.40       3/08/00     5,300,000
North Carolina Agricultural Finance Authority Agricultural
  Development Revenue - J.E. Jones Lumber Company Project                      1,600,000        4.10       3/08/00     1,600,000
North Carolina Ports Authority Exempt Facility Revenue -
  Jordan Lumber & Supply, Inc. Project                                         4,285,000        4.20       3/08/00     4,285,000
Rutherford County, North Carolina Industrial Facilities and PCFA
  IDR - Spring-Ford Industries, Inc. Project                                   5,320,000        4.10       3/08/00     5,320,000
                                                                                                                    ------------
                                                                                                                      31,670,000
NORTH DAKOTA 0.1%
Traill County, North Dakota Solid Waste Disposal Revenue -
  American Crystal Sugar Company Project                                       3,580,000        4.25       3/08/00     3,580,000

OHIO 0.5%
Cuyahoga County, Ohio IDR - Edge Seal Technologies, Inc.
  and One Industry Drive, Inc. Project                                         2,240,000        4.15       3/08/00     2,240,000
Gallia County, Ohio IDR - Harsco Corporation Project                           3,500,000        4.20       3/08/00     3,500,000
Ohio Housing Finance Agency MFHR - Hunters Glen Apartments Project             5,370,000        4.20       3/08/00     5,370,000
                                                                                                                    ------------
                                                                                                                      11,110,000
OKLAHOMA 0.9%
Broken Arrow, Oklahoma EDA IDR - Paragon Films, Inc. Project                   7,030,000        4.23       3/08/00     7,030,000
Oklahoma City, Oklahoma Industrial and Cultural Facilities
  Trust Revenue - Oklahoma City University Project                             8,500,000        5.35       3/08/00     8,500,000
Oklahoma HFA SFHR Trusts                                                       7,535,000        4.15       3/08/00     7,535,000
                                                                                                                    ------------
                                                                                                                      23,065,000
OREGON 0.3%
Portland, Oregon Housing Authority MFHR                                        7,340,000        4.36       3/08/00     7,340,000

PENNSYLVANIA 1.9%
Allegheny County, Pennsylvania Hospital Development
  Authority Revenue - Allegheny General Hospital Project                      38,400,000        4.75       3/08/00    38,400,000
Pennsylvania Higher EFA College & University Revenue                           7,495,000        4.21       3/08/00     7,495,000
                                                                                                                    ------------
                                                                                                                      45,895,000
SOUTH CAROLINA 2.7%
Charleston County, South Carolina Industrial Revenue - Tandy
  Corporation Project                                                          1,000,000        5.25       3/08/00     1,000,000
Fairfield County, South Carolina Industrial Revenue - Fuji Copian
  Corporation Project                                                          9,000,000        5.40       3/08/00     9,000,000
Richland County, South Carolina IDR - Ashland Oil Project                      1,400,000        5.60       3/08/00     1,400,000
South Carolina Jobs EDA EDR:
  Carolina Cotton Works, Inc. Project                                          3,000,000        4.05       3/08/00     3,000,000
  Glo-Tex Chemicals, Inc. Project                                              2,550,000        4.20       3/08/00     2,550,000
South Carolina Jobs EDA IDR:
  Quoizel, Inc. Project                                                        7,375,000        4.10       3/08/00     7,375,000
  Roller Bearing Company of America, Inc. Project                              5,000,000        4.77       3/08/00     5,000,000
South Carolina Jobs EDA Revenue                                               36,995,000        4.11       3/08/00    36,995,000
                                                                                                                    ------------
                                                                                                                      66,320,000
SOUTH DAKOTA 0.6%
Aberdeen, South Dakota IDR - Lomar Development Company Project                    75,000        4.65       3/08/00        75,000
Brookings, South Dakota IDR - Lomar Development Company Project                2,040,000        4.65       3/08/00     2,040,000
South Dakota HDA Homeownership Mortgage Revenue                                1,000,000        4.10       3/08/00     1,000,000
South Dakota HDA Housing Development Revenue                                  10,055,000        4.35       3/08/00    10,055,000
South Dakota HDA SFMR Draw Down Trust Indenture                                1,000,000        5.05       3/08/00     1,000,000
                                                                                                                    ------------
                                                                                                                      14,170,000
TENNESSEE 1.8%
Carter County, Tennessee IDB MFHR Refunding - Willow Run Apartments Project    6,675,000        4.15       3/08/00     6,675,000
Cumberland County, Tennessee IDB Exempt Facilities Revenue -
  Fairfield Glade Community Club Project                                       7,000,000        4.21       3/08/00     7,000,000
Dover, Tennessee IDB Revenue - Nashville Wire Products
  Manufacturing Company Project                                                2,900,000        4.21       3/08/00     2,900,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                                 February 29, 2000
------------------------------------------------------------------------------------------------------------------------------------
                                      Strong Municipal Money Market Fund (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Principal     Yield to    Maturity      Amortized
                                                                                 Amount       Maturity    Date (d)    Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
Hamilton County, Tennessee IDB IDR:
  Hamilton Plastics, Inc. Project                                           $  3,450,000        4.21%      3/08/00   $ 3,450,000
  Komatsu America Manufacturing Corporation Project                            5,400,000        4.50       3/08/00     5,400,000
Jackson, Tennessee Health, Educational and Housing Facility Board MFHR -
  Park Ridge Apartments Project                                                5,000,000        4.60       3/08/00     5,000,000
Knox County, Tennessee Health, Educational and Housing Facilities Board Revenue -
  Holston Long Term Care Project                                               4,000,000        4.10       3/08/00     4,000,000
Montgomery County, Tennessee IDB IDR - Nashville Wire Products Project         4,000,000        4.21       3/08/00     4,000,000
Nashville and Davidson County, Tennessee Metropolitan
  Government IDB MFHR Refunding - Graybrook Apartments Project                 5,900,000        4.00       3/08/00     5,900,000
                                                                                                                    ------------
                                                                                                                      44,325,000
TEXAS 3.2%
Austin County, Texas IDC IDR - Gulf States Toyota, Inc. Project                3,750,000        4.50       3/08/00     3,750,000
Bexar County, Texas HFC MFHR - UTSA Apartments Project                         3,700,000        4.67       3/08/00     3,700,000
Deer Park, Texas Port Development Corporation IDR - Ashland Oil, Inc. Project  4,700,000        5.60       3/08/00     4,700,000
Harris County, Texas Health Facilities Development Corporation Revenue Trusts 16,485,000        4.10       3/08/00    16,485,000
Harris County, Texas IDC IDR - National Bedding Company Project                3,000,000        4.20       3/08/00     3,000,000
Matagorda County, Texas Navigation District Number 1 PCR                       6,695,000        4.21       3/08/00     6,695,000
Montgomery County, Texas IDC IDR - Porous Media, Ltd. Project                  3,200,000        4.40       3/08/00     3,200,000
Robstown, Texas IDC IDR - Concrete Pipe and Products Company, Inc. Project     2,000,000        4.15       3/08/00     2,000,000
Southeast Texas HFC MFHR                                                      10,920,000        4.36       3/08/00    10,920,000
USBI Trust Pass-Thru Certificates                                             10,870,000        5.25       3/08/00    10,870,000
Waco, Texas IDC IDR - Chad A. Greif Trust Project                              6,600,000        4.21       3/08/00     6,600,000
Waxahachie, Texas IDA Waste Disposal Revenue - Temple/Re-Con, Inc. Project     8,200,000        4.15       3/08/00     8,200,000
                                                                                                                    ------------
                                                                                                                      80,120,000
VIRGINIA 0.4%
Chesapeake, Virginia Redevelopment and Housing Authority MFHR - Tidewater
  House LP Project                                                             3,131,000        4.20       3/08/00     3,131,000
Clarke County, Virginia IDA Hospital Facilities Revenue - Winchester
  Medical Center, Inc. Project                                                 5,900,000        3.90       3/08/00     5,900,000
                                                                                                                    ------------
                                                                                                                       9,031,000
WASHINGTON 0.0%
Pierce County, Washington EDC Revenue - Brown & Haley Project                  1,200,000        5.15       3/08/00     1,200,000

WEST VIRGINIA 1.7%
West Virginia State Hospital Finance Authority Hospital Revenue               41,895,000        4.11       3/08/00    41,895,000

WISCONSIN 1.2%
Appleton, Wisconsin IDR:
  Graphic Communications Project                                               2,100,000        4.10       3/08/00     2,100,000
  Great Northern Corporation Project                                           1,500,000        4.10       3/08/00     1,500,000
Ashwaubenon, Wisconsin IDR - Pioneer Metal Finishing, Inc. Project             1,615,000        4.55       3/08/00     1,615,000
Columbus, Wisconsin IDR - Maysteel Corporation Project                         2,000,000        4.20       3/08/00     2,000,000
Combined Locks, Wisconsin IDR - Appleton Papers, Inc. Project                  4,300,000        4.15       3/08/00     4,300,000
De Pere, Wisconsin IDR - Cleaning Systems, Inc. Project                        3,625,000        4.25       3/08/00     3,625,000
Fremont, Wisconsin IDR - Wohlt Cheese Corporation Project                      2,800,000        4.10       3/08/00     2,800,000
Milwaukee, Wisconsin Redevelopment Authority Development
  Revenue Refunding - Helwig Carbon Products Project                           3,500,000        4.00       3/08/00     3,500,000
New London, Wisconsin IDR - Steel King Industries, Inc. Project                2,850,000        4.30       3/08/00     2,850,000
West Bend, Wisconsin IDR - Bestech Tool Corporation Project                    1,600,000        4.10       3/08/00     1,600,000
Wisconsin HDA and EDA Business Development Revenue Refunding - Zero
  Zone, Inc. Project                                                           3,420,000        4.10       3/08/00     3,420,000
                                                                                                                    ------------
                                                                                                                      29,310,000
WYOMING 0.2%
Campbell County, Wyoming IDR - Powder Basin Properties Project                 5,830,000        4.25       3/08/00     5,830,000

MULTIPLE STATES 12.0%
Capital Realty Investments Tax-Exempt Fund, Ltd. Floating Rate Certificates:
  Series 1996-4                                                               38,770,000        4.22       3/08/00    38,770,000
  Series 1996-5                                                               27,135,000        4.17       3/08/00    27,135,000
Clipper Tax-Exempt Certificate Trusts                                         72,320,000        4.21       3/08/00    72,320,000
Clipper Tax-Exempt Trust COP                                                  55,615,000        4.21       3/08/00    55,615,000
Macon Trust Pooled Certificates                                               70,392,450        4.27       3/08/00    70,392,450
Pitney Bowes Credit Corporation Leasetops Trusts                               5,175,314        4.27       3/08/00     5,175,314
Puttable Floating Option Tax-Exempt Receipts, Series PA 154                   27,169,000        4.26       3/08/00    27,169,000
                                                                                                                    ------------
                                                                                                                     296,576,764
--------------------------------------------------------------------------------------------------------------------------------
Total Weekly Variable Rate Put Bonds                                                                               1,523,202,370
--------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                           STRONG MUNICIPAL MONEY MARKET FUND (continued)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                Principal     Yield to    Maturity      Amortized
                                                                                 Amount       Maturity    Date (d)    Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
DAILY VARIABLE RATE PUT BONDS 12.4%

COLORADO 0.3%
Arapahoe County, Colorado MFHR Refunding - Stratford Station Project        $  8,455,000        4.25%      3/01/00   $   8,455,000

DISTRICT OF COLUMBIA 5.8%
District of Columbia Revenue - Medlantic Project:
  Series B                                                                    74,600,000        4.95       3/01/00      74,600,000
  Series C                                                                    69,200,000        4.95       3/01/00      69,200,000
                                                                                                                     -------------
                                                                                                                       143,800,000

IOWA 0.4%
Iowa Finance Authority Solid Waste Disposal Revenue -
  Cedar River Paper Company Project                                            9,000,000        3.95       3/01/00       9,000,000

LOUISIANA 1.0%
Ascension Parish, Louisiana Revenue - BASF Corporation Project                13,000,000        3.95       3/01/00      13,000,000
Iberville Parish, Louisiana Revenue Refunding - Dow Chemical
  Company Project                                                              7,000,000        4.00       3/01/00       7,000,000
St. Charles Parish, Louisiana PCR - Shell Oil Company Project                  4,100,000        3.90       3/01/00       4,100,000
                                                                                                                     -------------
                                                                                                                        24,100,000

MICHIGAN 0.6%
Midland County, Michigan EDC Economic Development Obligation Revenue -
  The Dow Chemical Company Project                                            15,200,000        3.90       3/01/00      15,200,000

MISSISSIPPI 1.0%
Mississippi Business Finance Corporation Solid Waste Disposal
  Revenue - Mississippi Power Company Project                                 10,600,000        3.90       3/01/00      10,600,000
Mississippi Business Finance Corporation Solid Waste Disposal
  Revenue Refunding - Mississippi Power Company Project                       13,520,000        3.90       3/01/00      13,520,000
                                                                                                                     -------------
                                                                                                                        24,120,000

NEW YORK 0.6%
New York, New York Industrial Development Agency IDR -
  Nippon Cargo Airlines Company, Ltd. Project                                 14,900,000        4.90       3/01/00      14,900,000

TEXAS 0.9%
Brazoria County, Texas Brazos River Harbor Navigation District
  Environmental Revenue - Joint Venture Project                                2,300,000        3.95       3/01/00       2,300,000
Brazos River Harbor Navigation District Harbor Revenue -
  Dow Chemical Company Project                                                14,700,000        4.00       3/01/00      14,700,000
Gulf Coast Waste Disposal Authority - Amoco Oil Company Project                5,100,000        3.90       3/01/00       5,100,000
                                                                                                                     -------------
                                                                                                                        22,100,000

VIRGINIA 0.4%
Richmond Virginia IDA Revenue - Cogentrix of Richmond Project:
  Series A                                                                     6,800,000        4.10       3/01/00       6,800,000
  Series B                                                                     3,500,000        4.10       3/01/00       3,500,000
                                                                                                                     -------------
                                                                                                                        10,300,000

WYOMING 1.4%
Converse County, Wyoming Environmental Improvement Revenue -
  PacifiCorp Project                                                           5,300,000        4.00       3/01/00       5,300,000
Lincoln County, Wyoming Environmental Improvement Revenue -
  PacifiCorp Project                                                           7,100,000        4.00       3/01/00       7,100,000
Sweetwater County, Wyoming Environmental Improvement Revenue -
  PacifiCorp Project                                                          21,400,000        4.00       3/01/00      21,400,000
                                                                                                                     -------------
                                                                                                                        33,800,000
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DAILY VARIABLE RATE PUT BONDS                                                                                    305,775,000
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES 101.3%                                                                               2,500,450,746
OTHER ASSETS AND LIABILITIES, NET (1.3%)                                                                               (33,072,200)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS 100.0%                                                                                                   $2,467,378,546
==================================================================================================================================

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             February 29, 2000
--------------------------------------------------------------------------------

LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b) Restricted security.
(c) All or a portion of security pledged to cover margin requirements for futures contracts.
(d) Maturity date represents actual maturity or the longer of the next put date or interest adjustment date. For U.S. Government Agency Securities, maturity date represents actual maturity or the next interest adjustment date.
(e) Variable rate security.
(f) When-issued security.
(g) Affiliated Issuer (see Note 8 of Notes to Financial Statements).
(h) See Note 2(I) of Notes to Financial Statements.


Percentages are stated as a percent of net assets.


ABBREVIATIONS
--------------------------------------------------------------------------------
The following is a list of abbreviations that may be used in the Schedules of Investments in Securities:
BAN    -- Bond Anticipation Notes
BP     -- Basis Points
CDA    -- Commercial Development Authority
CDR    -- Commercial Development Revenue
COP    -- Certificates of Participation
DFA    -- Development Finance Authority
EDA    -- Economic Development Authority
EDC    -- Economic Development Corporation
EDFA   -- Economic Development Finance Authority
EDR    -- Economic Development Revenue
EFA    -- Educational Facilities Authority
EXTRAS -- Extendable Rate Adjustable Securities
GO     -- General Obligation
HDA    -- Housing Development Authority
HDC    -- Housing Development Corporation
HFA    -- Housing Finance Authority
HFC    -- Housing Finance Corporation
IBA    -- Industrial Building Authority
IBR    -- Industrial Building Revenue
IDA    -- Industrial Development Authority
IDB    -- Industrial Development Board
IDC    -- Industrial Development Corporation
IDFA   -- Industrial Development Finance Authority
IDR    -- Industrial Development Revenue
IFA    -- Investment Finance Authority
MERLOT -- Municipal Exempt Receipt - Liquidity Optional Tender
MFHR   -- Multi-Family Housing Revenue
MFMR   -- Multi-Family Mortgage Revenue
PCFA   -- Pollution Control Financing Authority
PCR    -- Pollution Control Revenue
RAN    -- Revenue Anticipation Notes
SFHR   -- Single Family Housing Revenue
SFMR   -- Single Family Mortgage Revenue
TAN    -- Tax Anticipation Notes
TRAN   -- Tax and Revenue Anticipation Notes



                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
February 29, 2000

                                                                 (In Thousands, Except As Noted)

                                                                        STRONG ADVANTAGE
                                                                              FUND
                                                                        ----------------
ASSETS:
   Investments in Securities, at Value
      (Cost of $2,446,219)                                                 $2,403,830
   Receivable for Securities Sold                                               9,307
   Receivable for Fund Shares Sold                                                592
   Dividends and Interest Receivable                                           25,028
   Other Assets                                                                   303
                                                                           ----------
   Total Assets                                                             2,439,060

LIABILITIES:
   Payable for Securities Purchased                                             6,791
   Payable for Fund Shares Redeemed                                             4,963
   Dividends Payable                                                           11,090
   Accrued Operating Expenses and Other Liabilities                             1,283
                                                                           ----------
   Total Liabilities                                                           24,127
                                                                           ----------
NET ASSETS                                                                 $2,414,933
                                                                           ==========
NET ASSETS CONSIST OF:
   Capital Stock (par value and paid-in capital)                           $2,468,565
   Undistributed Net Investment Income                                            224
   Accumulated Net Realized Loss                                              (11,417)
   Net Unrealized Depreciation                                                (42,439)
                                                                           ----------
   Net Assets                                                              $2,414,933
                                                                           ==========

INVESTOR CLASS ($ AND SHARES IN FULL)
   Net Assets                                                          $2,207,887,411
   Capital Shares Outstanding (Unlimited Number Authorized)               223,668,081

NET ASSET VALUE PER SHARE                                                       $9.87
                                                                                =====
INSTITUTIONAL CLASS ($ AND SHARES IN FULL)
   Net Assets                                                            $207,029,317
   Capital Shares Outstanding (Unlimited Number Authorized)                20,985,175

NET ASSET VALUE PER SHARE                                                       $9.87
                                                                                =====
ADVISOR CLASS ($ AND SHARES IN FULL)
   Net Assets                                                                 $15,999
   Capital Shares Outstanding (Unlimited Number Authorized)                     1,621

NET ASSET VALUE PER SHARE                                                       $9.87
                                                                                =====

--------------------------------------------------------------------------------
February 29, 2000

                                                                 (In Thousands, Except As Noted)

                                                                        STRONG MUNICIPAL
                                                                         ADVANTAGE FUND
                                                                        ----------------
ASSETS:
   Investments in Securities, at Value
      Unaffiliated Issuers (Cost of $1,697,416)                            $1,677,478
      Affiliated Issuers (Cost of $71,400)                                     71,400
   Receivable for Securities Sold                                              44,098
   Receivable for Fund Shares Sold                                                307
   Dividends and Interest Receivable                                           20,395
   Other Assets                                                                 2,253
                                                                           ----------
   Total Assets                                                             1,815,931

LIABILITIES:
   Payable for Securities Purchased                                            16,387
   Payable for Fund Shares Redeemed                                               977
   Dividends Payable                                                            6,386
   Accrued Operating Expenses and Other Liabilities                                 9
                                                                           ----------
   Total Liabilities                                                           23,759
                                                                           ----------
NET ASSETS                                                                 $1,792,172

NET ASSETS CONSIST OF:
   Capital Stock (par value and paid-in capital)                           $1,816,974
   Accumulated Net Realized Loss                                               (4,783)
   Net Unrealized Depreciation                                                (20,019)
                                                                           ----------
   Net Assets                                                              $1,792,172
                                                                           ==========
   Capital Shares Outstanding (Unlimited Number Authorized)                   361,198

NET ASSET VALUE PER SHARE                                                       $4.96
                                                                                =====

                                                                      STRONG        STRONG                      STRONG MUNICIPAL
                                                                     HERITAGE      INVESTORS    STRONG MONEY     MONEY MARKET
                                                                    MONEY FUND    MONEY FUND     MARKET FUND         FUND
                                                                    ----------    ----------    ------------    ----------------
ASSETS:
   Investments in Securities, at Amortized Cost                     $1,457,809      $525,583      $2,037,311       $2,500,451
   Receivable for Fund Shares Sold                                          --            --             194               --
   Interest Receivable                                                   4,208           876           4,753           16,416
   Other Assets                                                             45             9              70            3,003
                                                                    ----------    ----------      ----------       ----------
   Total Assets                                                      1,462,062       526,468       2,042,328        2,519,870

LIABILITIES:
   Payable for Securities Purchased                                     22,000         7,000          35,000           44,510
   Payable for Fund Shares Redeemed                                         12            --               1              521
   Dividends Payable                                                     6,254         2,337           8,262            7,179
   Accrued Operating Expenses and Other Liabilities                         23            11              40              281
                                                                    ----------    ----------      ----------       ----------
   Total Liabilities                                                    28,289         9,348          43,303           52,491
                                                                    ----------    ----------      ----------       ----------
NET ASSETS                                                          $1,433,773      $517,120      $1,999,025       $2,467,379
                                                                    ==========    ==========      ==========       ==========

NET ASSETS CONSIST OF:
   Capital Stock (par value and paid-in capital)                    $1,433,773      $517,120      $1,999,025       $2,467,379
                                                                    ==========      ========      ==========       ==========
   Capital Shares Outstanding (Unlimited Number Authorized)          1,433,773       517,120       1,999,025        2,467,379

NET ASSET VALUE PER SHARE                                                $1.00         $1.00           $1.00            $1.00
                                                                         =====         =====           =====            =====


                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended February 29, 2000

                                                                         (In Thousands)

                                                                        STRONG ADVANTAGE
                                                                              FUND
                                                                        ----------------
INCOME:
   Interest                                                                  $169,012
   Dividends                                                                    5,163
                                                                             --------
   Total Income                                                               174,175

EXPENSES:
   Investment Advisory Fees                                                    12,516
   Administrative Fees - Investor Class                                         2,929
   Administrative Fees - Institutional Class                                       17
   Custodian Fees                                                                  88
   Shareholder Servicing Costs - Investor Class                                 2,856
   Shareholder Servicing Costs - Institutional Class                               13
   Reports to Shareholders - Investor Class                                       706
   Reports to Shareholders - Institutional Class                                   17
   Transfer Agency Banking Charges - Investor Class                                64
   Transfer Agency Banking Charges - Institutional Class                            5
   Other                                                                          256
                                                                             --------
   Total Expenses                                                              19,467
                                                                             --------
NET INVESTMENT INCOME                                                         154,708

REALIZED AND UNREALIZED GAIN (LOSS):
   Net Realized Gain (Loss) on:
      Investments                                                              (8,319)
      Futures Contracts and Options                                             5,053
                                                                             --------
      Net Realized Loss                                                        (3,266)
   Net Change in Unrealized Appreciation/Depreciation on:
      Investments                                                             (17,435)
      Futures Contracts and Options                                              (694)
                                                                             --------
      Net Change in Unrealized Appreciation/Depreciation                      (18,129)
                                                                             --------
NET LOSS ON INVESTMENTS                                                       (21,395)
                                                                             --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $133,313
                                                                             ========


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Year Ended February 29, 2000

                                                                                          (In Thousands)

                                                                                         STRONG MUNICIPAL
                                                                                          ADVANTAGE FUND
                                                                                         ----------------
INCOME:
   Interest                                                                                    $99,318
   Dividends - Affiliated Issuers                                                                1,985
                                                                                               -------
   Total Income                                                                                101,303

EXPENSES:
   Investment Advisory Fees                                                                     12,243
   Custodian Fees                                                                                   65
   Shareholder Servicing Costs                                                                     399
   Other                                                                                           383
                                                                                               -------
   Total Expenses before Waivers and Absorptions                                                13,090
   Voluntary Expense Waivers and Absorptions by Advisor                                         (1,022)
                                                                                               -------
   Expenses, Net                                                                                12,068
                                                                                               -------
NET INVESTMENT INCOME                                                                           89,235

REALIZED AND UNREALIZED GAIN (LOSS):
   Net Realized Gain (Loss) on:
      Investments                                                                               (2,352)
      Futures Contracts                                                                            232
                                                                                               -------
      Net Realized Loss                                                                         (2,120)
   Net Change in Unrealized Appreciation/Depreciation on:
      Investments                                                                              (30,154)
      Futures Contracts                                                                            (81)
                                                                                               -------
      Net Change in Unrealized Appreciation/Depreciation                                       (30,235)
                                                                                               -------
NET LOSS ON INVESTMENTS                                                                        (32,355)
                                                                                               -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           $56,880
                                                                                               =======

                                                                                     STRONG                      STRONG MUNICIPAL
                                                                  STRONG HERITAGE   INVESTORS    STRONG MONEY      MONEY MARKET
                                                                     MONEY FUND     MONEY FUND    MARKET FUND           FUND
                                                                  ---------------   ----------   ------------    ----------------
INTEREST INCOME                                                        $80,858       $20,319        $102,948          $92,906

EXPENSES:
   Investment Advisory Fees                                              7,536         1,853           9,555           11,638
   Custodian Fees                                                           27             8              36               43
   Shareholder Servicing Costs                                             401           727           4,888              842
   Reports to Shareholders                                                 120           194           1,154              277
   Other                                                                   391           132             489              575
                                                                       -------       -------        --------          -------
   Total Expenses before Waivers and Absorptions                         8,475         2,914          16,122           13,375
   Voluntary Expense Waivers and Absorptions by Advisor                 (2,774)       (2,753)         (3,693)              --
                                                                       -------       -------        --------          -------
   Expenses, Net                                                         5,701           161          12,429           13,375
                                                                       -------       -------        --------          -------
NET INVESTMENT INCOME AND NET INCREASE
   IN NET ASSETS RESULTING FROM OPERATIONS                             $75,157       $20,158        $ 90,519          $79,531
                                                                       =======       =======        ========          =======


50
                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     (In Thousands)

                                                                 STRONG ADVANTAGE FUND
                                                             ------------------------------
                                                              Year Ended       Year Ended
                                                             Feb. 29, 2000    Feb. 28, 1999
                                                             -------------    -------------
OPERATIONS:
   Net Investment Income                                     $  154,708        $  148,100
   Net Realized Gain (Loss)                                      (3,266)            2,494
   Net Change in Unrealized Appreciation/Depreciation           (18,129)          (36,915)
                                                             ----------        ----------
   Net Increase in Net Assets Resulting from Operations         133,313           113,679

DISTRIBUTIONS:
   From Net Investment Income:
     Investor Class                                            (149,282)         (148,100)
     Institutional Class                                         (5,480)
     Advisor Class                                                   (1)               --
                                                             ----------        ----------
     Total Distributions                                       (154,763)         (148,100)

CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                                (329,956)          637,114
                                                             ----------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        (351,406)          602,693

NET ASSETS:
   Beginning of Year                                          2,766,339         2,163,646
                                                             ----------        ----------
   End of Year                                               $2,414,933        $2,766,339
                                                             ==========        ==========

                                                                   STRONG MUNICIPAL
                                                                    ADVANTAGE FUND
                                                             ------------------------------
                                                              Year Ended       Year Ended
                                                             Feb. 29, 2000    Feb. 28, 1999
                                                             -------------    -------------
OPERATIONS:
   Net Investment Income                                     $   89,235        $   60,111
   Net Realized Gain (Loss)                                      (2,120)              134
   Net Change in Unrealized Appreciation/Depreciation           (30,235)            2,602
                                                             ----------        ----------
   Net Increase in Net Assets Resulting from Operations          56,880            62,847

DISTRIBUTIONS FROM NET INVESTMENT INCOME                        (89,235)          (60,111)

CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                                (346,395)        1,156,146
                                                             ----------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        (378,750)        1,158,882

NET ASSETS:
   Beginning of Year                                          2,170,922         1,012,040
                                                             ----------        ----------
   End of Year                                               $1,792,172        $2,170,922
                                                             ==========        ==========


                                                                              51
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                      (In Thousands)

                                                                    STRONG HERITAGE                      STRONG INVESTORS
                                                                      MONEY FUND                            MONEY FUND
                                                             --------------------------------------------------------------------
                                                              Year Ended       Year Ended            Year Ended      Year Ended
                                                             Feb. 29, 2000    Feb. 28, 1999         Feb. 29, 2000   Feb. 28, 1999
                                                             -------------    -------------         -------------   -------------
OPERATIONS:
   Net Investment Income and Net Increase in
     Net Assets Resulting from Operations                    $   75,157        $   79,313            $ 20,158         $  5,670

DISTRIBUTIONS FROM NET INVESTMENT INCOME                        (75,157)          (79,313)            (20,158)          (5,670)

CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                                (402,911)          353,144             261,476          248,176
                                                             ----------        ----------            --------         --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        (402,911)          353,144             261,476          248,176

NET ASSETS:
   Beginning of Year                                          1,836,684         1,483,540             255,644            7,468
                                                             ----------        ----------            --------         --------
   End of Year                                               $1,433,773        $1,836,684            $517,120         $255,644
                                                             ==========        ==========            ========         ========

                                           --------------------------------------------------------------------------------------
                                                            STRONG MONEY                                 STRONG MUNICIPAL
                                                             MARKET FUND                                 MONEY MARKET FUND
                                           --------------------------------------------------------------------------------------
                                            Year Ended       Year Ended        Year Ended          Year Ended        Year Ended
                                           Feb. 29, 2000    Feb. 28, 1999     Oct. 31, 1998       Feb. 29, 2000     Feb. 28, 1999
                                           -------------    -------------     -------------       -------------     -------------
                                                              (Note 1)
OPERATIONS:
   Net Investment Income and
     Net Increase in Net Assets
     Resulting from Operations             $   90,519        $   29,179        $   97,648          $   79,531       $   69,441

DISTRIBUTIONS FROM NET
   INVESTMENT INCOME                          (90,519)          (29,179)          (97,648)            (79,531)         (69,441)

CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Net Increase in Net Assets from
     Capital Share Transactions                72,836             2,365            85,446             362,874          233,273
                                           ----------        ----------        ----------          ----------       ----------
TOTAL INCREASE IN NET ASSETS                   72,836             2,365            85,446             362,874          233,273

NET ASSETS:
   Beginning of Year                        1,926,189         1,923,824         1,838,378           2,104,505        1,871,232
                                           ----------        ----------        ----------          ----------       ----------
   End of Year                             $1,999,025        $1,926,189        $1,923,824          $2,467,379       $2,104,505
                                           ==========        ==========        ==========          ==========       ==========


52
                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
February 29, 2000

1.   Organization

     The accompanying financial statements represent the Strong Cash Management Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     -    Strong Advantage Fund, Inc.(1)
     - Strong Municipal Advantage Fund (a series of Strong Municipal Funds, Inc.(1))
     - Strong Heritage Money Fund (a series of Strong Heritage Reserve Series, Inc.(1))
     - Strong Investors Money Fund (a series of Strong Heritage Reserve Series, Inc.(1))
     -    Strong Money Market Fund, Inc.(1)
     - Strong Municipal Money Market Fund (a series of Strong Municipal Funds, Inc.(1))

          (1) A diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended.

     During 1998, the Board of Directors of the Strong Money Market Fund, Inc. approved changing the Fund's fiscal year-end from October 31 to February 28.

     Effective September 1, 1999, the Strong Advantage Fund, Inc. has issued three classes of shares: Investor Class, Institutional Class and Advisor Class. The Advisor Class shares are subject to an annual distribution fee as described in Note 3. Each class of shares has identical rights and privileges except with respect to voting rights on matters pertaining to that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

     Effective March 31, 2000, the Strong Heritage Money Fund has issued three new classes of shares: Investor Class, Institutional Class and Advisor Class. The Advisor Class shares are subject to a distribution fee in the amount of 0.25% of the Fund's average daily net assets attributable to Advisor Class shares. Each class of shares has identical rights and privileges except with respect to voting rights on matters pertaining to that class.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) SECURITY VALUATION-- Securities of Strong Advantage Fund and Strong Municipal Advantage Fund are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity and all investments in Strong Heritage Money Fund, Strong Investors Money Fund, Strong Money Market Fund and Strong Municipal Money Market Fund are valued at amortized cost, which approximates fair value, whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. Amortized cost for federal income tax and financial reporting purposes is the same.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted securities held at February 29, 2000 were as follows:

                                                         Aggregate             Aggregate           Percent of
                                                           Cost               Fair Value           Net Assets           Liquid*
                                                         ---------            ----------           ----------           -------
          Strong Advantage Fund                        $832,973,606          $815,985,163             33.8%               83.5%
          Strong Heritage Money Fund                    729,783,586           732,932,524             51.1%              100.0%
          Strong Investors Money Fund                   260,360,594           261,433,926             50.6%              100.0%
          Strong Money Market Fund                      988,211,777           992,259,369             49.6%              100.0%

          *Percentage of restricted securities which are either Section 4(2) commercial paper or are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and also have been determined to be liquid by the Advisor based upon guidelines established by the Fund's Board of Directors.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

          Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

--------------------------------------------------------------------------------
February 29, 2000

          Each fund generally pays dividends from net investment income monthly and distributes any net capital gains that it realizes annually. Dividends are declared on each day that the net asset value is calculated, except for bank holidays.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks-- The Funds may utilize derivative instruments including options, futures, and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Funds may be designated as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options-- The Funds may write put or call options (none were written during the period). Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Securities held by the Funds may be designated as collateral on written options.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements-- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (J) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (K) Expense Offset Arrangements -- Certain Funds pay a portion of their custodian fees indirectly through expense offset arrangements. Custodian fees are reduced for Funds that maintain compensating balances in non-interest bearing accounts. The Funds could have invested the assets used to pay for the custodian fees, had the assets not been used in the expense offset arrangements. During the year ended February 29, 2000, the Strong Municipal Money Market Fund paid $4,498 through expense offset arrangements.

--------------------------------------------------------------------------------

February 29, 2000

     (L) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3.   Related Party Transactions

     The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory, administrative, shareholder recordkeeping and related services to the Funds. Investment advisory and administrative fees, which are established by terms of the Advisory Agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

                                                                           Administrative     Administrative     Administrative
                                                                                Fees -            Fees -              Fees -
                                         Advisory Fees   Advisory Fees     Investor Class   Institutional Class   Advisor Class
                                         Mar. 1, 1999-   Sept. 1, 1999-    Sept. 1, 1999-     Sept. 1, 1999-     Sept. 1, 1999-
                                          Aug. 31, 1999   Feb. 29, 2000     Feb. 29, 2000      Feb. 29, 2000      Feb. 29, 2000
                                          -------------   -------------     -------------      -------------      -------------
     Strong Advantage Fund                    0.60%           0.35%           0.25%             0.02%                 0.25%
     Strong Municipal Advantage Fund          0.60%           0.60%              *                 *                     *
     Strong Heritage Money Fund               0.50%           0.50%              *                 *                     *
     Strong Investors Money Fund              0.50%           0.50%              *                 *                     *
     Strong Money Market Fund                 0.50%           0.50%              *                 *                     *
     Strong Municipal Money Market Fund       0.50%           0.50%              *                 *                     *

     *The Strong Municipal Advantage Fund, Strong Heritage Money Fund, Strong Investors Money Fund, Strong Money Market Fund and Strong Municipal Money Market Fund do not charge Administrative Fees or offer Institutional or Advisor Class shares.

     Based on the terms of the Advisory Agreements, advisory fees, administrative fees and other expenses will be waived or absorbed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. The Advisor also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Charges allocated to the Funds by the Advisor are included in Other Expenses in the Fund's Statement of Operations, except where indicated. Credits allocated (none during the period) by the Advisor serve to reduce the shareholder servicing expenses incurred by the Funds and are reported as Fees Paid Indirectly by Advisor in the Funds' Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     The Strong Advantage Fund has entered into a distribution agreement with Strong Investments, Inc. (the "Distributor"), pursuant to Rule 12b-1 under the 1940 Act, on behalf of the Fund's Advisor Class shares. Under the agreement, the Distributor is paid an annual rate of 0.25% of the average daily net assets of the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of the Fund's shares. During the period September 1, 1999 to February 29, 2000, the Fund incurred $35 of 12b-1 fees.

     Strong Advantage Fund and Strong Municipal Advantage Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     Certain information regarding related party transactions, excluding the effect of waivers and absorptions, for the year ended February 29, 2000, is as follows:

                                                Payable to           Shareholder Servicing     Transfer Agency       Unaffiliated
                                                Advisor at            and Other Expenses           Banking             Directors'
                                               Feb. 29, 2000            Paid to Advisor            Charges               Fees
                                             ----------------          -----------------         -----------           ---------
     Strong Advantage Fund                       $86,279                $2,877,252              $  68,862              $54,451
     Strong Municipal Advantage Fund               8,354                   399,958                 71,962               39,530
     Strong Heritage Money Fund                   23,196                   402,237                240,074               30,999
     Strong Investors Money Fund                  10,443                   730,319                  6,713                9,189
     Strong Money Market Fund                     38,784                 4,904,704                362,400               41,680
     Strong Municipal Money Market Fund           56,459                   845,869                341,818               47,626

     The Advisor owns 100% of the outstanding Advisor Class shares and one shareholder owns 52% of the outstanding Institutional Class shares of the Strong Advantage Fund.

--------------------------------------------------------------------------------

February 29, 2000

4.   Capital Share Transactions

                                                              Strong Advantage Fund
                                                        ----------------------------------
                                                          Year Ended         Year Ended
                                                         Feb. 29, 2000      Feb. 28, 1999
                                                        ---------------    ---------------
                                                            (Note 1)
Capital Share Transactions of Each Class of
   Shares of the Funds Were as Follows:

INVESTOR CLASS
   Proceeds from Shares Sold                             $1,638,747,425     $2,946,300,339
   Proceeds from Reinvestment of Distributions              137,003,912        131,622,405
   Payment for Shares Redeemed                           (2,313,175,285)    (2,440,807,929)
                                                        ---------------    ---------------
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                            (537,423,948)       637,114,815

INSTITUTIONAL CLASS
   Proceeds from Shares Sold                                243,835,593                 --
   Proceeds from Reinvestment of Distributions                4,394,921                 --
   Payment for Shares Redeemed                              (40,778,287)                --
                                                        ---------------    ---------------
   Net Increase in Net Assets from
     Capital Share Transactions                             207,452,227                 --

ADVISOR CLASS
   Proceeds from Shares Sold                                    260,337                 --
   Payment for Shares Redeemed                                 (244,333)                --
                                                        ---------------    ---------------
   Net Increase in Net Assets from
     Capital Share Transactions                                  16,004                 --
                                                        ---------------    ---------------
Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                             ($329,955,717)   $   637,114,815
                                                        ===============    ===============
Transactions in Shares of Each Class of
   the Funds Were as Follows:

INVESTOR CLASS
   Sold                                                     165,265,116        293,642,636
   Issued in Reinvestment of Distributions                   13,816,153         13,122,722
   Redeemed                                                (233,361,689)      (243,494,052)
                                                        ---------------    ---------------
   Net Increase (Decrease) in Shares                        (54,280,420)        63,271,306

INSTITUTIONAL CLASS
   Sold                                                      24,672,726                 --
   Issued in Reinvestment of Distributions                      445,245                 --
   Redeemed                                                  (4,132,796)                --
                                                        ---------------    ---------------
   Net Increase in Shares                                    20,985,175                 --

ADVISOR CLASS
   Sold                                                          26,376                 --
   Redeemed                                                     (24,755)                --
                                                        ---------------    ---------------
   Net Increase in Shares                                         1,621                 --
                                                        ---------------    ---------------
Net Increase (Decrease) in Shares of the Fund               (33,293,624)        63,271,306
                                                        ===============    ===============

--------------------------------------------------------------------------------

                                                                 Strong Municipal
                                                                 Advantage Fund
                                                        ----------------------------------
                                                          Year Ended          Year Ended
                                                         Feb. 29, 2000      Feb. 28, 1999
                                                        ---------------    ---------------
Capital Share Transactions of Each of
   the Funds Were as Follows:

   Proceeds from Shares Sold                             $1,615,970,724     $2,486,040,369
   Proceeds from Reinvestment of Distributions               80,780,433         51,810,239
   Payment for Shares Redeemed                           (2,043,146,413)    (1,381,704,800)
                                                        ---------------    ---------------
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                        ($   346,395,256)    $1,156,145,808
                                                        ===============    ===============

Transactions in Shares of Each of
   the Funds Were as Follows:

   Sold                                                     322,494,889        493,758,859
   Issued in Reinvestment of Distributions                   16,123,911         10,289,604
   Redeemed                                                (408,229,221)      (274,412,765)
                                                        ---------------    ---------------
   Net Increase (Decrease) in Shares of the Fund            (69,610,421)       229,635,698
                                                        ===============    ===============

                                                                  Strong Heritage                      Strong Investors
                                                                    Money Fund                            Money Fund
                                                        ----------------------------------      --------------------------------
                                                          Year Ended          Year Ended          Year Ended        Year Ended
                                                         Feb. 29, 2000      Feb. 28, 1999        Feb. 29, 2000    Feb. 28, 1999
                                                        ---------------    ---------------      ---------------  ---------------
Capital Share Transactions of Each of
   the Funds Were as Follows:

   Proceeds from Shares Sold                             $1,819,792,681     $2,304,385,615         $562,665,205     $337,627,943
   Proceeds from Reinvestment of Distributions               70,333,240         74,363,330           17,714,045        4,440,854
   Payment for Shares Redeemed                           (2,293,036,089)    (2,025,604,899)        (318,902,590)     (93,893,642)
                                                        ---------------    ---------------      ---------------  ---------------
   Net Increase (Decrease) in Net Assets from

     Capital Share Transactions                        ($   402,910,168)   $   353,144,046         $261,476,660     $248,175,155
                                                        ===============    ===============      ===============  ===============

Transactions in Shares of Each of
   the Funds Were as Follows:

   Sold                                                   1,819,792,681      2,304,385,615          562,665,205      337,627,943
   Issued in Reinvestment of Distributions                   70,333,240         74,363,330           17,714,045        4,440,854
   Redeemed                                              (2,293,036,089)    (2,025,604,899)        (318,902,590)     (93,893,642)
                                                        ---------------    ---------------      ---------------  ---------------
   Net Increase (Decrease) in Shares of the Fund           (402,910,168)       353,144,046          261,476,660      248,175,155
                                                        ===============    ===============      ===============  ===============

--------------------------------------------------------------------------------
February 29, 2000

                                                                   Strong Money                            Strong Municipal
                                                                    Market Fund                           Money Market Fund
                                                -------------------------------------------------  -------------------------------
                                                  Year Ended        Year Ended       Year Ended       Year Ended       Year Ended
                                                 Feb. 29, 2000    Feb. 28, 1999    Oct. 31, 1998    Feb. 29, 2000    Feb. 28, 1999
                                                ---------------  ---------------  ---------------  ---------------  --------------
                                                                    (Note 1)
Capital Share Transactions of Each of
    the Funds Were as Follows:

   Proceeds from Shares Sold                     $2,712,343,984   $1,042,350,631   $3,195,384,907   $5,697,775,929  $5,262,564,730
   Proceeds from Reinvestment of Distributions       85,586,423       29,873,664       93,464,902       69,705,320      63,080,172
   Payment for Shares Redeemed                   (2,725,094,594)  (1,069,859,038)  (3,203,403,721)  (5,404,607,866) (5,092,371,532)
                                                ---------------  ---------------  ---------------  ---------------  --------------
   Net Increase in Net Assets from
     Capital Share Transactions                  $   72,835,813   $    2,365,257   $   85,446,088   $  362,873,383  $  233,273,370
                                                ===============  ===============  ===============  ===============  ==============
Transactions in Shares of Each of
   the Funds Were as Follows:

   Sold                                           2,712,343,984    1,042,350,631    3,195,384,907    5,697,775,929   5,262,564,730
   Issued in Reinvestment of Distributions           85,586,423       29,873,664       93,464,902       69,705,320      63,080,172
   Redeemed                                      (2,725,094,594)  (1,069,859,038)  (3,203,403,721)  (5,404,607,866) (5,092,371,532)
                                                ---------------  ---------------  ---------------  ---------------  --------------
   Net Increase in Shares of the Fund                72,835,813        2,365,257       85,446,088      362,873,383     233,273,370
                                                ===============  ===============  ===============  ===============  ==============

5.   Line of Credit

     The Strong Funds, excluding Strong Heritage Money Fund, Strong Investors Money Fund, Strong Money Market Fund and Strong Municipal Money Market Fund, have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Funds' prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.08% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. At February 29, 2000, there were no borrowings by the Funds outstanding under the LOC.

6.   Investment Transactions

     The aggregate purchases and sales of long-term securities for the year ended February 29, 2000, were as follows:

                                                              Purchases                                    Sales
                                                  ----------------------------------         ----------------------------------
                                                   U.S. Government                            U.S. Government
                                                     and Agency           Other                 and Agency           Other
                                                  ----------------   --------------         ----------------      --------------
     Strong Advantage Fund                          $83,812,789      $1,115,289,973            $134,000,876       $1,418,764,560
     Strong Municipal Advantage Fund                         --         410,983,780                      --          387,164,740

7.   Income Tax Information

     At February 29, 2000, the investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2007) for federal income tax purposes were as follows:

                                            Federal Tax     Unrealized      Unrealized            Net           Net Capital Loss
                                               Cost        Appreciation    Depreciation       Depreciation         Carryovers
                                         ---------------  --------------  --------------     --------------    ------------------
     Strong Advantage Fund               $2,446,240,660    $6,175,608      $48,586,208        $42,410,600        $11,445,097
     Strong Municipal Advantage Fund      1,768,822,669       750,945       20,695,660         19,944,715          4,856,542

     For corporate shareholders in Strong Advantage Fund and Strong Municipal Advantage Fund, the percentages of dividend income distributed for the year ended February 29, 2000, which is designated as qualifying for the dividends-received deduction are 3.1% and 0.0%, respectively (unaudited).

--------------------------------------------------------------------------------

8.   Investments in Affiliates

     Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer, and any other Strong Fund. A summary of transactions in the securities of these issuers during the year ended February 29, 2000 is as follows:

                                               Balance of       Gross      Gross Sales   Balance of      Value   Dividend Income
                                               Shares Held    Purchases        and       Shares Held   Feb. 29,  Mar. 1, 1999 -
                                              Mar. 1, 1999  and Additions  Reductions   Feb. 29, 2000    2000     Feb. 29, 2000
                                              ------------  -------------  ----------   -------------  --------  ----------------
     Strong Municipal Advantage Fund
     ----------------------------------
     Strong Municipal Money Market Fund       87,100,000   1,171,200,000  1,186,900,000   71,400,000  $71,400,000   $1,985,396

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG ADVANTAGE FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                       Year Ended
                                                                 ----------------------------------------------------------
                                                                  Feb. 29, Feb. 28, Feb. 28, Feb. 28, Feb. 29,  Dec. 31,
Selected Per-Share Data(a)                                          2000     1999     1998     1997    1996(b)    1995
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $9.95   $10.08    $10.09   $10.03   $10.04  $  9.98
Income From Investment Operations:
   Net Investment Income                                            0.59     0.59      0.62     0.62     0.10     0.67
   Net Realized and Unrealized Gains (Losses) on Investments       (0.08)   (0.13)    (0.01)    0.06    (0.01)    0.06
---------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                 0.51     0.46      0.61     0.68     0.09     0.73
Less Distributions:
   From Net Investment Income                                      (0.59)   (0.59)    (0.62)   (0.62)   (0.10)   (0.67)
---------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                             (0.59)   (0.59)    (0.62)   (0.62)   (0.10)   (0.67)
---------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                                    $9.87  $  9.95    $10.08   $10.09   $10.03   $10.04
===========================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
  Total Return                                                      +5.2%    +4.6%     +6.3%    +7.0%    +0.9%    +7.5%
  Net Assets, End of Period (In Millions)                         $2,208   $2,766    $2,164   $1,520   $1,000     $990
  Ratio of Expenses to Average Net Assets                            0.8%     0.7%      0.8%     0.8%     0.8%*    0.8%
  Ratio of Net Investment Income to Average Net Assets               5.9%     5.8%      6.2%     6.2%     6.3%*    6.6%
  Portfolio Turnover Rate(d)                                        48.1%    79.3%    109.6%   154.9%    17.2%   183.7%

STRONG ADVANTAGE FUND -- INSTITUTIONAL CLASS
---------------------------------------------------------------------------

                                                                 Year Ended
                                                                 ----------
                                                                  Feb. 29,
Selected Per-Share Data(a)                                         2000(c)
---------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $9.89
Income From Investment Operations:
   Net Investment Income                                            0.32
   Net Realized and Unrealized Losses on Investments               (0.02)
---------------------------------------------------------------------------
   Total from Investment Operations                                 0.30
Less Distributions:
   From Net Investment Income                                      (0.32)
---------------------------------------------------------------------------
   Total Distributions                                             (0.32)
---------------------------------------------------------------------------
 Net Asset Value, End of Period                                    $9.87
===========================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------
  Total Return                                                      +3.1%
  Net Assets, End of Period (In Millions)                           $207
  Ratio of Expenses to Average Net Assets                            0.4%*
  Ratio of Net Investment Income to Average Net Assets               6.5%*
  Portfolio Turnover Rate(d)                                        48.1%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)In 1996, the Fund changed its fiscal year-end from December to February.
(c) For the period from September 1, 1999 (Commencement of Class) to February 29, 2000 (Note 1).
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


60
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVANTAGE FUND -- ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                 Year Ended
                                                                 ----------
                                                                  Feb. 29,
Selected Per-Share Data(a)                                         2000(b)
---------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $9.89
Income From Investment Operations:
   Net Investment Income                                            0.27
   Net Realized and Unrealized Losses on Investments               (0.02)
---------------------------------------------------------------------------
   Total from Investment Operations                                 0.25
Less Distributions:
   From Net Investment Income                                      (0.27)
---------------------------------------------------------------------------
   Total Distributions                                             (0.27)
---------------------------------------------------------------------------
 Net Asset Value, End of Period                                    $9.87
===========================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------
  Total Return                                                      +2.6%
  Net Assets, End of Period (In Millions)                             $0(c)
  Ratio of Expenses to Average Net Assets                            1.1%*
  Ratio of Net Investment Income to Average Net Assets               5.7%*
  Portfolio Turnover Rate(d)                                        48.1%

STRONG MUNICIPAL ADVANTAGE FUND
---------------------------------------------------------------------------

                                                                                             Year Ended
                                                                           -----------------------------------------------
                                                                            Feb. 29, Feb. 28, Feb. 28, Feb. 28, Feb. 29,
Selected Per-Share Data(a)                                                    2000     1999     1998     1997    1996(f)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                         $5.04    $5.03     $5.01    $5.01    $5.00
Income From Investment Operations:
   Net Investment Income                                                      0.21     0.21      0.22     0.25     0.06
   Net Realized and Unrealized Gains (Losses) on Investments                 (0.08)    0.01      0.02     0.00(e)  0.01
--------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                           0.13     0.22      0.24     0.25     0.07
Less Distributions:
   From Net Investment Income                                                (0.21)   (0.21)    (0.22)   (0.25)   (0.06)
   From Net Realized Gains                                                      --       --        --     0.00(e)    --
--------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                       (0.21)   (0.21)    (0.22)   (0.25)   (0.06)
--------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                                              $4.96    $5.04     $5.03    $5.01    $5.01
==========================================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
  Total Return                                                                +2.7%    +4.5%     +5.0%    +5.1%    +1.4%
  Net Assets, End of Period (In Millions)                                   $1,792   $2,171    $1,012     $644     $132
  Ratio of Expenses to Average Net Assets Without Waivers and Absorptions      0.6%     0.6%      0.7%     0.7%     0.7%*
  Ratio of Expenses to Average Net Assets                                      0.6%     0.5%      0.4%     0.0%(e   0.0%*
  Ratio of Net Investment Income to Average Net Assets                         4.3%     4.1%      4.5%     5.0%     4.9%*
  Portfolio Turnover Rate                                                     35.0%    36.0%     49.6%    40.8%    17.1%

  *Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)For the period from September 1, 1999 (Commencement of Class) to February 29, 2000 (Note 1).
(c) Amount is less than $500,000.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e) Amount calculated is less than $0.01 or 0.01%.
(f) For the period from November 30, 1995 (inception) to February 29, 1996.



                                                                              61
                       See Notes to Financial Statements.

---------------------------------------------------------------------------
STRONG HERITAGE MONEY FUND
---------------------------------------------------------------------------

                                                                                                Year Ended
                                                                            ------------------------------------------------
                                                                             Feb. 29, Feb. 28, Feb. 28, Feb. 28, Feb. 29,
Selected Per-Share Data(a)                                                     2000     1999     1998     1997    1996(c)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                          $1.00    $1.00     $1.00    $1.00    $1.00
Income From Investment Operations:
   Net Investment Income                                                       0.05     0.05      0.05     0.06     0.04
   Net Realized Losses on Investments                                            --       --        --    (0.01)      --
----------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                            0.05     0.05      0.05     0.05     0.04
Less Distributions:
   From Net Investment Income                                                 (0.05)   (0.05)    (0.05)   (0.06)   (0.04)
----------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                        (0.05)   (0.05)    (0.05)   (0.06)   (0.04)
----------------------------------------------------------------------------------------------------------------------------
   Capital Contribution                                                          --       --        --     0.01       --
----------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                                               $1.00    $1.00     $1.00    $1.00    $1.00
=============================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
  Total Return                                                                 +5.1%    +5.3%     +5.6%    +5.7%(b) +4.1%
  Net Assets, End of Period (In Millions)                                    $1,434   $1,837    $1,484   $2,000     $942
  Ratio of Expenses to Average Net Assets Without Waivers and Absorptions       0.6%     0.6%      0.6%     0.6%     0.6%*
  Ratio of Expenses to Average Net Assets                                       0.4%     0.3%      0.2%     0.1%     0.0%*(d)
  Ratio of Net Investment Income to Average Net Assets                          5.0%     5.2%      5.4%     5.6%     5.9%*


STRONG INVESTORS MONEY FUND
---------------------------------------------------------------------------

                                                                                     Year Ended
                                                                          ---------------------------------
                                                                             Feb. 29, Feb. 28, Feb. 28,
Selected Per-Share Data(a)                                                     2000     1999    1998(e)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                          $1.00    $1.00     $1.00
Income From Investment Operations:
   Net Investment Income                                                       0.05     0.06      0.00(d)
-----------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                            0.05     0.06      0.00(d)
Less Distributions:
   From Net Investment Income                                                 (0.05)   (0.06)       --
-----------------------------------------------------------------------------------------------------------
   Total Distributions                                                        (0.05)   (0.06)       --
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                $1.00    $1.00     $1.00
===========================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------
  Total Return                                                                 +5.5%    +5.7%     +0.5%
  Net Assets, End of Period (In Millions)                                      $517     $256        $7
  Ratio of Expenses to Average Net Assets Without Waivers and Absorptions       0.8%     0.9%      2.0%*
  Ratio of Expenses to Average Net Assets                                       0.0%(d)  0.0%      0.0%*
  Ratio of Net Investment Income to Average Net Assets                          5.4%     5.4%      6.1%*

  *Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Had the Advisor not made the capital contribution as noted above, the adjusted total return would have been 5.0% for the fiscal year ended February 28, 1997.
(c) For the period from June 29, 1995 (inception) to February 29, 1996.
(d) Amount calculated is less than 0.01%.
(e) For the period from January 31, 1998 (inception) to February 28, 1998 (Note
1).


62
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG MONEY MARKET FUND
--------------------------------------------------------------------------------

                                                                                            Year Ended
                                                                 ----------------------------------------------------------------
                                                                  Feb. 29, Feb. 28, Oct. 31, Oct. 31, Oct. 31, Oct. 31, Dec. 31,
Selected Per-Share Data(a)                                          2000    1999(b)   1998     1997     1996    1995(d)   1994
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $1.00    $1.00     $1.00    $1.00     $1.00    $1.00    $1.00
Income From Investment Operations:
   Net Investment Income                                            0.05     0.02      0.05     0.05      0.05     0.05     0.04
   Net Realized Losses on Investments                                 --       --        --    (0.01)       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                 0.05     0.02      0.05     0.04      0.05     0.05     0.04
Less Distributions:
   From Net Investment Income                                      (0.05)   (0.02)    (0.05)   (0.05)    (0.05)   (0.05)   (0.04)
---------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                             (0.05)   (0.02)    (0.05)   (0.05)    (0.05)   (0.05)   (0.04)
---------------------------------------------------------------------------------------------------------------------------------
   Capital Contribution                                               --       --        --     0.01        --       --       --
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $1.00    $1.00     $1.00    $1.00     $1.00    $1.00    $1.00
=================================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                      +4.8%    +1.5%     +5.3%    +5.3%(c)  +5.4%    +5.2%    +4.0%
  Net Assets, End of Period (In Millions)                         $1,999   $1,926    $1,924   $1,838    $1,949   $1,934     $541
  Ratio of Expenses to Average Net Assets Without Waivers and
    Absorptions                                                      0.8%     0.9%*     0.9%     0.9%      0.8%     0.7%*    0.9%
  Ratio of Expenses to Average Net Assets                            0.7%     0.6%*     0.5%     0.5%      0.4%     0.0%*    0.6%
  Ratio of Net Investment Income to Average Net Assets               4.7%     4.6%*     5.2%     5.2%      5.3%     6.1%*    4.0%

STRONG MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

                                                                                       Year Ended
                                                                 -------------------------------------------------------
                                                                  Feb. 29, Feb. 28, Feb. 28, Feb. 28, Feb. 29, Dec. 31,
Selected Per-Share Data(a)                                          2000     1999     1998     1997    1996(f)   1995
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $1.00    $1.00     $1.00    $1.00    $1.00    $1.00
Income From Investment Operations:
   Net Investment Income                                            0.03     0.03      0.04     0.03     0.01     0.04
------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                 0.03     0.03      0.04     0.03     0.01     0.04
Less Distributions:
   From Net Investment Income(e)                                   (0.03)   (0.03)    (0.04)   (0.03)   (0.01)   (0.04)
------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                             (0.03)   (0.03)    (0.04)   (0.03)   (0.01)   (0.04)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $1.00    $1.00     $1.00    $1.00    $1.00    $1.00
========================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------
  Total Return                                                      +3.5%    +3.4%     +3.6%    +3.5%    +0.6%    +4.1%
  Net Assets, End of Period (In Millions)                         $2,467   $2,105    $1,871   $1,895   $1,609   $1,416
  Ratio of Expenses to Average Net Assets                            0.6%     0.6%      0.6%     0.6%     0.6%*    0.6%
  Ratio of Net Investment Income to Average Net Assets               3.4%     3.4%      3.5%     3.5%     3.6%*    4.0%

  *Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) In 1999, the Fund changed its fiscal year-end from October to February (Note
1).
(c) Had the Advisor not made the capital contribution as noted above, the adjusted total return would have been 4.5% for the year ended October 31, 1997.
(d) In 1995, the Fund changed its fiscal year-end from December to October.
(e) Tax-exempt for regular Federal income tax purposes.
(f) In 1996, the Fund changed its fiscal year-end from December to February.




                                                                              63
                       See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Strong Cash Management Funds


In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Municipal Advantage Fund and Strong Municipal Money Market Fund (two of the portfolios constituting the Strong Municipal Funds, Inc.), Strong Heritage Money Fund and Strong Investors Money Fund (two of the portfolios constituting the Strong Heritage Reserve Series, Inc.), Strong Advantage Fund, Inc., and Strong Money Market Fund, Inc. (all six of the portfolios collectively referred to herein as "Strong Cash Management Funds") at February 29, 2000, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of Strong Cash Management Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian and brokers and the application of alternative auditing procedures where broker confirmations were not received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
April 7, 2000

                                    DIRECTORS

                                Richard S. Strong
                                Marvin E. Nevins
                                 William F. Vogt
                                 Willie D. Davis
                                 Stanley Kritzik
                                  Neal Malicky



                                    OFFICERS

                    Richard S. Strong, CHAIRMAN OF THE BOARD
                        Thomas M. Zoeller, VICE PRESIDENT
                       Dennis A. Wallestad, VICE PRESIDENT
              Stephen J. Shenkenberg, VICE PRESIDENT AND SECRETARY
                         John S. Weitzer, VICE PRESIDENT
                            John W. Widmer, TREASURER
                      Rhonda K. Haight, ASSISTANT TREASURER



                               INVESTMENT ADVISOR

                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201



                                   DISTRIBUTOR

                            Strong Investments, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201



                                    CUSTODIAN

                          Firstar Bank Milwaukee, N.A.
                    P.O. Box 701, Milwaukee, Wisconsin 53201



                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201



                             INDEPENDENT ACCOUNTANTS

                           PricewaterhouseCoopers LLP
              100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202



                                  LEGAL COUNSEL

                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Strong Investments Inc., RT2374-0300









To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.eStrong.com




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STRONG INVESTMENTS-Registered Trademark-
P.O. Box 2936
Milwaukee, Wisconsin 53201